As filed with the Securities and Exchange Commission
                              on March 4, 2003
--------------------------------------------------------------------------------
                                                    Registration No. 333-_______
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     |_| Pre-Effective Amendment No. __ |_| Post-Effective Amendment No. __

              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 875-3500

                              466 Lexington Avenue
                            New York, New York 10017
               (Address of Principal Executive Offices) (Zip code)

                                Hal Liebes, Esq.
              Credit Suisse Global Post-Venture Capital Fund, Inc.
                              466 Lexington Avenue
                            New York, New York 10017
                     (Name and address of Agent for Service)

                                 With a copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

Approximate date of public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of common stock, $.001 par value per share. Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   CONTENTS OF
                             REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

                  Front Cover

                  Contents Page

                  Letter to Shareholders

                  Notice of Special Meeting

                  Part A - Prospectus/Proxy Statement

                  Part B - Statement of Additional Information

                  Part C - Other Information

                  Signature Page

                  Exhibits

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                             Your Vote Is Important

Dear Shareholder:

      We are pleased to invite you to attend a joint special meeting (the "Special Meeting") of the shareholders of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund") and Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund" and, together, the "Acquired Funds"). The Board of Directors of each of the Acquired Funds has recently reviewed and unanimously endorsed separate proposals for each of the Acquired Funds to be acquired by Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"). The Acquiring Fund is a fund managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposals, the Acquiring Fund would acquire all of the assets and liabilities of each of the Acquired Funds. Shareholders of the Acquired Funds are also being asked to approve certain other matters that have been set forth in the Acquired Funds' Notice of Special Meeting.

      Important Information About the Acquisitions

      The shareholders of the Global Health Sciences Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") pursuant to which the acquisition of the Global Health Sciences Fund by the Acquiring Fund (the "Global Health Sciences Acquisition") would be effected. The shareholders of the Global Technology Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Technology Plan" and, together with the Global Health Sciences Plan, the "Plans") pursuant to which the acquisition of the Global Technology Fund by the Acquiring Fund (the "Global Technology Acquisition" and, together with the Global Health Sciences Acquisition, the "Acquisitions") would be effected. The Board of the Global Health Sciences Fund, the Board of the Global Technology Fund and CSAM believe that the relevant Acquisition is in the best interests of the relevant Acquired Fund and its shareholders.

      As noted and further described in the attached Prospectus/Proxy Statement, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Health Sciences Fund pursues its investment objective by investing in equity and debt securities of health sciences companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Health Sciences Fund is a sector fund that focuses on health sciences companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Technology Fund pursues its investment objective by investing in equity securities of technology companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Technology Fund is a sector fund that invests in technology companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      CSAM is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. The Acquiring Fund has the same Board of Directors, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Funds. The closing of the Acquisition (the "Closing Date") is expected to be on or about June 6, 2003.

      If shareholders of the Global Health Sciences Fund approve the Global Health Sciences Plan, the Global Health Sciences Fund will be liquidated upon consummation of the Global Health Sciences Acquisition and subsequently dissolved. If shareholders of the Global Technology Fund approve the Global Technology Plan, the Global Technology Fund will be liquidated upon consummation of the Global Technology Acquisition and subsequently dissolved. Shareholders should note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in the attached Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in the Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition. In the event your Plan is not approved, you will continue to be a shareholder of your fund and the Board of your fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      Upon consummation of an Acquisition, shareholders of the relevant Acquired Fund will become shareholders of the Acquiring Fund, having received Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in his or her fund immediately prior to the relevant Acquisition. No sales or other charges will be imposed in connection with the Acquisitions. Each Acquisition will, in the opinion of counsel, be free of federal income taxes to you, the Acquiring Fund and, except for taxes regularly attributable to the close of its taxable year, each of the Acquired Funds. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisitions.

                                     * * *

      The Special Meeting will be held on May 22, 2003 to consider the Acquisitions and the other matters set forth in the Acquired Funds' Notice of Special Meeting. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

      Detailed information about the proposals is described in the attached Prospectus/Proxy Statement. THE BOARD MEMBERS OF EACH OF THE ACQUIRED FUNDS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS

RELATING TO YOUR FUND SET FORTH IN THE NOTICE OF SPECIAL MEETING. On behalf of the Boards of each of the Acquired Funds, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to Georgeson Shareholder Communications, Inc. the Acquired Funds' proxy solicitor, Attn.: _________________, at (___) _________. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-866-825-6453 between the hours of [9:00 a.m. and 10:00] p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

      Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Funds record proxies by telephone or through the Internet, they will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

      Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

      If you have any questions regarding the proposals, please feel free to call Georgeson Shareholder Communications, Inc. at 1-866-825-6453 who will be pleased to assist you.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,

Hal Liebes
Vice President and Secretary of the Acquired Funds

___________, 2003

                                                                __________, 2003

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

      While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposals you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:    WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine, in separate transactions, the assets of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund") and Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund" and, together with the Global Health Sciences Fund, the "Acquired Funds"), with Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

      The shareholders of the Global Health Sciences Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") for the assets and liabilities of the Global Health Sciences Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Global Health Sciences Acquisition"). The shareholders of the Global Technology Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Technology Plan" and, together with the Global Health Sciences Plan, the "Plans") for the assets and liabilities of the Global Technology Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Global Technology Acquisition" and, together with the Global Health Sciences Acquisition, the "Acquisitions").

      If each Plan is approved and each Acquisition consummated, you would no longer be a shareholder of the Global Health Sciences Fund or the Global Technology Fund, as the case may be, but would become a shareholder of the Acquiring Fund.

Q:    WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Health Sciences Fund pursues its investment objective by investing in equity and debt securities of health sciences companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Health Sciences Fund is a sector fund that focuses on health sciences companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Technology Fund pursues its investment objective by investing in equity securities of technology companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Technology Fund is a sector fund that invests in technology companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      CSAM is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and each of the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. The Acquiring Fund has the same Board of Directors, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as each Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about June 6, 2003.

Q:    WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisitions are expected to result in slightly lower gross annual operating expenses for the Global Health Sciences Fund's shareholders and the Global Technology Fund's shareholders. Due to the impact of voluntary fee waivers and expense reimbursements or credits, the net annual operating expenses of the Global Health Sciences Fund's shareholders are expected to increase by 0.06% while the net annual operating expenses of the Global Technology Fund's shareholders are expected to remain the same. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time. The Acquiring Fund pays CSAM a management fee of 1.25% of its average daily net assets while each of the Acquired Funds pays CSAM a management fee of 1.00% of its average daily net assets. In addition, the Global Technology Fund pays CSAMSI a co-administrative service fee of .05% of the first $125 million of average daily net assets and .10% of average daily net assets over $125 million. The Acquiring Fund pays CSAMSI a co-administrative service fee of .10% of average daily net assets. These management and co-administrative service fees are reflected in the gross and net expense ratios discussed above. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

Q:    WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Directors of each of the Acquired Funds (the "Board" or "Boards") believe that their respective shareholders may benefit from the proposed Acquisitions, in part, because each Acquisition will result in a single larger fund (i.e., the Acquiring Fund). Each of the proposed Acquisitions may result in efficiencies due to a larger asset base. In addition, by in effect eliminating the Global Health Sciences Fund's policy of concentrating on health sciences companies and the Global Technology Fund's policy of concentrating on technology companies, the transactions will expand the universe of available investments, with the potential for increased return. The potential risks associated with investing in a single sector may also be mitigated. The following pages give you additional information on the proposed Acquisitions on which you are being asked to vote.

Q:    WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: Each Acquisition is expected to be a generally tax-free event. Generally, shareholders of the Acquired Funds will not recognize a gain or loss on the conversion from their respective fund to the Acquiring Fund.

      The holding period and tax cost basis of Acquiring Fund shares received by a shareholder will be the same as the holding period and tax cost basis of the shareholder's Acquired Fund shares. Shareholders will recognize gain or loss if they sell (or exchange) their shares in their fund before the relevant Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the relevant Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the relevant Acquisition. Each of the Acquired Funds will pay a dividend of any undistributed net investment company taxable income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:    WHAT HAPPENS IF MY PLAN IS NOT APPROVED?

A: In the event your Plan is not approved, you will continue to be a shareholder of your fund and the Board of your fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders. Please note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in the attached Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in the attached Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition.

Q:    ARE THERE OTHER PROPOSALS BEING PRESENTED?

A: Yes. You are also being asked to (i) elect Directors to the Board of your fund, (ii) consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds, and (iii) change the investment objectives of the Acquired Funds from fundamental to non-fundamental. Shareholders of the Global Technology Fund are also being asked to (i) approve a new advisory agreement and (ii) approve the retention of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the new advisory agreement.

Q:    HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF EACH OF THE ACQUIRED FUNDS, INCLUDING THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS RELATING TO YOUR FUND.

Q:    WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Georgeson Shareholder Communications, Inc., the Acquired Funds' proxy solicitor, at 1-866-825-6453.

Q:    HOW CAN I VOTE MY SHARES?

A:    Please choose one of the following options to vote your shares:

      o     By mail, with the enclosed proxy card;

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications, the Acquired Funds' proxy solicitor, at 1-866-825-6453;

      o By faxing the enclosed proxy card to Georgeson Shareholder Communications, Inc., Attn: ____________, at 1-800-733-1885;

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      o     In person at the Special Meeting.

Q:    WILL THE ACQUIRED FUNDS PAY FOR THIS PROXY SOLICITATION?

A: CSAM or its affiliates will bear the costs associated with the proxy solicitation for the approval of the Plans, and, for the Global Technology Fund, the approval of the new advisory agreement with CSAM and the retention of advisory fees paid or payable to CSAM. The Acquired Funds will bear the costs of the proxy solicitation associated with the remaining proposals.

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                              466 Lexington Avenue
                          New York, New York 10017-3140

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on May 22, 2003

--------------------------------------------------------------------------------

      Notice is hereby given that a Joint Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund"), and Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund" and, together with the Global Health Sciences Fund, the "Acquired Funds"), will be held at the offices of the Acquired Funds, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on May 22, 2003, commencing at [1:00] p.m. for the following purposes:

1. GLOBAL HEALTH SCIENCES FUND SHAREHOLDERS ONLY: The shareholders of the Global Health Sciences Fund are being asked to approve an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") providing that
      (i) the Global Health Sciences Fund would transfer to Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Global Health Sciences Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Health Sciences Fund in liquidation of the Global Health Sciences Fund, and (iii) the Global Health Sciences Fund would subsequently be dissolved;

2. GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: The shareholders of the Global Technology Fund are being asked to approve an Agreement and Plan of Reorganization (the "Global Technology Plan") providing that (i) the Global Technology Fund would transfer to the Acquiring Fund, all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Global Technology Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Technology Fund in liquidation of the Global Technology Fund, and
      (iii) the Global Technology Fund would subsequently be dissolved;

3.    BOTH ACQUIRED FUNDS: To elect Directors;

4(a). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: To approve a new investment advisory agreement between the Global Technology Fund and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser");

4(b). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve the retention or payment of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the proposed new advisory agreement;

5. BOTH ACQUIRED FUNDS: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds;

6. BOTH ACQUIRED FUNDS: To change investment objectives of the Acquired Funds from fundamental to non-fundamental; and

7. BOTH ACQUIRED FUNDS: To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

      THE BOARD OF DIRECTORS (THE "BOARD" OR "BOARDS"), OF EACH OF THE ACQUIRED FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS RELATING TO YOUR FUND.

      The Boards of each of the Acquired Funds have fixed the close of business on March 25, 2003 as the record date for the determination of shareholders of the Acquired Funds entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

o     By mail, with the enclosed proxy card(s);

o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications, Inc., the Acquired Funds' proxy solicitor, at 1-866-825-6453;

o By faxing the enclosed proxy card to Georgeson Shareholder Communications, Inc., Attn: _____________, at 1-800-733-1885;

o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

o     In person at the Special Meeting.

      If you have any questions regarding any of the proposals, please feel free to call Georgeson Shareholder Communications, Inc. at 1-866-825-6453.

      SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO
(A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-866-825-6453, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD(S) TO GEORGESON SHAREHOLDER COMMUNICATIONS, INC. 1-800-733-1885, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE

RESPECTIVE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

      It Is Important That Proxies Be Returned Promptly.

By Order of the Board of Directors of the Acquired Funds,

Hal Liebes
Vice President and Secretary of the Acquired Funds

____________, 2003

            Your Prompt Attention to the Enclosed Proxy Will Help to
                   Avoid the Expense of Further Solicitation.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

4.    Registration                                 Valid Signatures
      ------------                                 ----------------
      Corporate Accounts

      (1)  ABC Corp..............................   ABC Corp.
      (2)  ABC Corp..............................   John Doe, Treasurer
      (3)  ABC Corp.
           c/o John Doe, Treasurer ..............   John Doe
      (4)  ABC Corp. Profit Sharing
           Plan..................................   John Doe, Trustee

               Trust Accounts

      (1)  ABC Trust.............................   Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
           u/t/d 12/28/78........................   Jane B. Doe

      Custodial or Estate Accounts

      (1)  John B. Smith, Cust.
           f/b/o John B. Smith, Jr.
           UGMA..................................   John B. Smith
      (2)  John B. Smith ........................   John B. Smith, Jr., Executor

                       This page intentionally left blank.

                 Subject to completion, dated March 4, 2003

                           PROSPECTUS/PROXY STATEMENT
                                 March ___, 2003

                                 PROXY STATEMENT
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 927-2874

                                   PROSPECTUS
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 927-2874

      This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund"), an open-end, non-diversified management investment company organized as a Maryland corporation, and to shareholders of Credit Suisse Global Technology Fund, Inc., an open-end, non-diversified management investment company organized as a Maryland corporation (the "Global Technology Fund" and, together with the Global Health Sciences Fund, the "Acquired Funds") in connection with the solicitation of proxies by each fund's Board of Directors (the "Board" or "Boards") for use at a Joint Special Meeting of Shareholders to be held on May 22, 2003 at [1:00] p.m. (the "Special Meeting"), at the offices of the Acquired Funds located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

      1. GLOBAL HEALTH SCIENCES FUND SHAREHOLDERS ONLY: To approve an agreement and plan of reorganization applicable to the Global Health Sciences Fund (the "Global Health Sciences Plan");

      2. GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: To approve an agreement and plan of reorganization applicable to the Global Technology Fund (the "Global Technology Plan");

      3.    BOTH ACQUIRED FUNDS: To elect Directors;

      4(a). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve a new investment advisory agreement between the Global Technology Fund and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser");

      4(b). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve the retention or payment of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the proposed new advisory agreement;

      5. BOTH ACQUIRED FUNDS: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds;

      6. BOTH ACQUIRED FUNDS: To change investment objectives of the Acquired Funds from fundamental to non-fundamental; and

      7. BOTH ACQUIRED FUNDS: To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

      Pursuant to the Global Health Sciences Plan and the Global Technology Plan (collectively, the "Plans"), each Acquired Fund would transfer to Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund" and, together with the Acquired Funds, the "Funds"), an open-end, diversified management investment company organized as a Maryland corporation, all of such fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of such fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of an Acquired Fund in liquidation of such Acquired Fund; and such Acquired Fund would subsequently be dissolved (each an "Acquisition" and collectively, the "Acquisitions").

      As noted and further described herein, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Health Sciences Fund is capital appreciation and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Health Sciences Fund pursues its investment objective by investing in equity and debt securities of health sciences companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Health Sciences Fund is a sector fund that focuses on health sciences companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Technology Fund is long-term appreciation of capital and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Technology Fund pursues its investment objective by investing in equity securities of technology companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Technology Fund is a sector fund that focuses on technology companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and to each of the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for each of the Acquired Funds. In addition, the Acquiring Fund has the same Board of Directors, distributor, custodian, transfer agent, independent accountant and counsel as each of the Acquired Funds.

      As a result of the proposed Acquisitions, shareholders of each of the Acquired Funds will receive that number of load-waived Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of his or her fund immediately prior to the Acquisition. The expenses of each Acquisition and the costs associated with the solicitations for approval of the Plans will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Funds in connection with the Acquisitions. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed. Both transactions are structured to be tax-free for Federal income tax purposes to shareholders of the Acquired Fund and the Acquiring Fund.

      This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about _____________, 2003. A Statement of Additional Information, dated March __, 2003, relating to this Prospectus/Proxy Statement and the Acquisitions, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at Credit Suisse Funds, P.O. Box 55030, Boston, Massachusetts 02205-9030 or by calling 1 (800) 927-2874.

      The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

      o The current Class A Prospectus of the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof. The Acquiring Fund's Class A Prospectus accompanies this Prospectus/Proxy Statement.

      o The current Common Class and Class A Prospectuses of the Global Health Sciences Fund, each dated December 11, 2002 (both as revised on December 16, 2002), each as supplemented as of the date hereof. Copies may be obtained without charge by writing to Credit Suisse Funds, P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800) 927-2874.

      o The current Common Class and Class A Prospectuses of the Global Technology Fund, each dated January 1, 2003, each as supplemented as of the date hereof. Copies may be obtained without charge by writing to Credit Suisse Funds, P.O. Box

            55030, Boston, MA 02205-5030 of this Prospectus/Proxy Statement or by calling 1-(800) 927-2874.

      o The Annual Report of each of the Global Health Science Fund and of the Global Technology Fund for the fiscal year ended August 31, 2002.

      o The Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2002. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

      Accompanying this Prospectus/Proxy Statement as Exhibits A-1 and A-2 are copies of the form of each Plan for the proposed Acquisitions.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                        ---
PROPOSALS 1 AND 2 - APPROVAL OF THE PLANS.................................................................7

         A.  Summary......................................................................................7

         B.  Risk Factors................................................................................11

         C.  Reasons for the Acquisitions................................................................12

         D.  Fee Tables..................................................................................14

         E.  Information About the Acquisitions..........................................................18

         F.  Total Returns...............................................................................24

         G.  Ownership of the Funds......................................................................26

         H.  Comparison of Investment Objectives and Policies............................................26

         I.  Determination of Net Asset Value of Shares of the Acquiring Fund............................33

         J.  Management of Each Fund.....................................................................33

         K.  Interest of CSAM in the Acquisition.........................................................34

         L.  Information on Shareholders' Rights.........................................................35

         M.  Conclusion..................................................................................37

         N.  Required Vote...............................................................................38

PROPOSAL 3 - ELECTION OF DIRECTORS FOR EACH OF THE
ACQUIRED FUNDS...........................................................................................38

PROPOSAL 4(a) - FOR THE SHAREHOLDERS OF THE GLOBAL
TECHNOLOGY FUND:  APPROVAL OF NEW INVESTMENT ADVISORY
AGREEMENT................................................................................................47

PROPOSAL 4(b) - FOR THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY
FUND: APPROVAL OF THE RETENTION OR PAYMENT OF FEES PAID OR
PAYABLE TO THE ADVISER...................................................................................51

PROPOSAL 5 - FOR THE SHAREHOLDERS OF BOTH ACQUIRED FUNDS: TO
MODIFY AND/OR ELIMINATE CERTAIN  INVESTMENT  RESTRICTIONS................................................53

         Proposal 5(a) - To Modify the Fundamental Investment Restriction on Borrowing Money.............54

         Proposal 5(b) - To Modify the Fundamental Investment Restriction on Lending.....................56

         Proposal 5(c) - To Modify the Fundamental Investment Restriction on Real
                  Estate Investments.....................................................................57

         Proposal 5(d) - Global Health Sciences Fund Only:  To Remove the Fundamental
                  Investment Restriction on Margin Transactions..........................................58

         Proposal 5(e) - Global Health Sciences Fund Only:  To Remove the Fundamental
                  Investment Restriction on Investments in Oil, Gas or Mineral
                  Exploration or Development Programs....................................................58

PROPOSAL 6 - TO CHANGE THE INVESTMENT OBJECTIVE  OF THE ACQUIRED FUNDS FROM FUNDAMENTAL TO
NON-FUNDAMENTAL..........................................................................................58

INFORMATION ON THE ACQUIRED FUND'S INDEPENDENT ACCOUNTANTS...............................................59

ADDITIONAL INFORMATION...................................................................................60

VOTING INFORMATION.......................................................................................60

OTHER BUSINESS...........................................................................................62

FINANCIAL STATEMENTS AND EXPERTS.........................................................................63

ADDITIONAL MATERIALS.....................................................................................63

LEGAL MATTERS............................................................................................63

EXHIBIT A-1: AGREEMENT AND PLAN OF REORGANIZATION
             (GLOBAL TECHNOLOGY  PLAN)..................................................................A-1

EXHIBIT A-2: AGREEMENT AND PLAN OF REORGANIZATION
             (GLOBAL HEALTH SCIENCES PLAN)..............................................................A-2

EXHIBIT B:   FORM OF THE NEW ADVISORY AGREEMENT.........................................................B-1

EXHIBIT C:   INFORMATION ABOUT CSAM AND ITS AFFILIATES..................................................C-1

EXHIBIT D:   FEES PAID TO CSAMSI........................................................................D-1

                    PROPOSALS 1 AND 2 - APPROVAL OF THE PLANS

A. Summary

      THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLANS (A COPY OF THE FORM OF EACH PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBITS A-1 AND A-2), THE PROSPECTUSES OF THE ACQUIRED FUNDS, THE STATEMENTS OF ADDITIONAL INFORMATION OF THE ACQUIRED FUNDS, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

      Proposed Acquisitions. Each Plan provides for the acquisition of all of the assets and liabilities of the relevant Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plans also call for the distribution of shares of the Acquiring Fund to the Acquired Funds' shareholders in liquidation of each of the Acquired Funds. As a result of the Acquisitions, each shareholder of a class of shares of the Acquired Funds will become the owner of that number of full and fractional Class A shares of the Acquiring Fund, having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares in his or her fund as of the close of business on the date that the relevant fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisitions -- Agreement and Plan of Reorganization."

      For the reasons set forth below under "Reasons for the Acquisitions," the Board of each of the Acquired Funds, including the Directors of each Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously concluded that the relevant Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the relevant Acquisition. Each Board therefore has submitted the respective Plan for approval by its shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved each Acquisition with respect to the Acquiring Fund.

      Approval of an Acquisition with respect to each Acquired Fund requires the affirmative vote of a majority of the outstanding shares of such Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." If shareholders of an Acquired Fund approve the Acquisition, the Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition. In the event a Plan is not approved, the relevant Acquired Fund will continue as a separate entity and the Board of the fund will consider other possible courses of action available to it, including resubmitting the relevant Acquisition proposal to shareholders.

      Tax Consequences. Prior to completion of the Acquisitions, each of the Acquired Funds and the Acquiring Fund will have received an opinion of counsel that, as a result of the relevant Acquisition, no gain or loss will be recognized by the shareholders of either of the Acquired Funds for Federal income tax purposes and, generally neither of the Acquired Funds will recognize gain or loss for such purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of such Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of each of the Acquired Funds in the hands of the Acquiring Fund as a result of the Acquisitions will generally be the same as in the hands of each of the Acquired Funds immediately prior to the Acquisition.

Differences Between the Investment Objectives and Policies of the Global Health Sciences Fund and the Acquiring Fund.

      The Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Health Sciences Fund is capital appreciation and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. The most significant difference in the way the funds operate is that the Global Health Sciences Fund pursues its investment objective by investing in equity and debt securities of health sciences companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Health Sciences Fund is a sector fund that focuses on health sciences companies while the Acquiring Fund may invest in a more diverse universe of companies and industries. The Global Health Sciences Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health sciences companies from at least three countries, including the U.S. Health sciences consist of health care, medicine and the life sciences. Health sciences companies are principally engaged in research and development, production or distribution of health-sciences products or services. Under normal market conditions, the Global Health Sciences Fund invests at least 25% of its net assets in the health-services, pharmaceuticals and medical-devices industries combined. The Global Health Sciences Fund may invest in companies of any size.

Differences Between the Investment Objectives and Policies of the Global Technology Fund and the Acquiring Fund.

      The Global Technology Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Technology Fund is long-term appreciation of capital and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. The most significant difference in the way these funds operate is that the Global Technology Fund pursues its investment objective by investing in equity securities of technology companies while the Acquiring Fund pursues its investment objective by investing in equity securities of post-venture capital companies. In other words, the Global Technology Fund is a sector fund that focuses on technology companies while the Acquiring Fund may invest in a more diverse universe of companies and industries.

      The Global Technology Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as: (i) communications equipment and service,
(ii) electronic components and equipment, (iii) broadcast media, computer equipment, mobile telecommunications, and cellular radio and paging, (iv) electronic mail, (v) local and wide area networking, and linkage of work and data processing systems, (vi) publishing and information systems, (vii) video and telex and (viii) internet and other emerging technologies combining telephone, television and/or computer systems. The portion of the Global Technology Fund's assets invested in technology companies that are not telecommunications companies varies depending on the managers' outlook.

      The Acquiring Fund invests, under normal market conditions, at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. A post-venture-capital company is one that has received venture-capital financing either: (i) during the early stages of the company's existence or the early stages of the development of a new product or service; or (ii) as part of a restructuring or recapitalization of the company. In either case, one or more of the following will have occurred within ten years prior to the Acquiring Fund's purchase of the company's securities: (i) the investment of venture-capital financing; (ii) distribution of the company's securities to venture-capital investors; (iii) an initial public offering. Currently, the Acquiring Fund intends to invest at least 30% of its net assets in companies located or conducting a majority of their business outside of the U.S. The Acquiring Fund may invest in companies of any size and will diversify its investments across companies, industries and countries. The Acquiring Fund may invest up to 10% of its net assets in private-equity portfolios that invest in venture-capital companies; without limit in special-situation companies; and without limit in foreign securities. To a limited extent, the Acquiring Fund may also engage in other investment practices.

      Purchase And Redemption Procedures. Except as otherwise indicated in this section, the Acquired Funds and the Acquiring Fund have similar policies with respect to purchases and redemptions. Common Class shares may be purchased directly from the Funds or through a variety of financial services firms. Each Fund's Common Class shares are closed to new investors, subject to limited exceptions. Class A shares of the Acquiring Fund and the Acquired Funds may be purchased from the Funds directly, through the distributor or through securities dealers. Class A shares may be purchased at the NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. However, the Class A shares acquired by shareholders of the Acquired Funds will not be subject to any sales charge and Common Class shareholders of the Acquired Funds will be able to acquire additional Class A shares of the Acquiring Fund without a sales charge being assessed. Please see the Prospectuses of each of the Acquiring Fund and the Acquired Fund for more detailed information on purchasing and redeeming shares of the relevant Fund. You should also note that certain brokers who distribute shares of the Acquired Fund may not distribute shares of the Acquiring Fund.

      Sales Charges. Common Class shares of each of the Acquired Funds are sold at NAV per share without an initial sales charge or a contingent deferred sales charge ("CDSC") but are subject to a 12b-1 fee of 0.25% per annum of average daily net assets. The price of Class A shares for each of the Funds is the NAV plus the initial sales charge. The sales charge for Class A shares begins at 5.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. The Class A shares issued to Acquired Fund shareholders will be "load-waived," meaning that they are not subject to any sales charge. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund on a load-waived basis. Class A shares of each of the Funds are subject to a 12b-1 fee of 0.25%. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

      Exchange Privileges. The exchange privileges available to shareholders of a class of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Funds. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges of Common Class shares may be effected by mail or telephone; exchanges of Class A shares may be effected through an investor's financial representative. Former Acquired Fund Common Class shareholders will continue to be able to exchange their shares by mail or by telephone. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

      The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares acquired in an exchange.

      Dividends. The Acquiring Fund and each of the Acquired Funds distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares and pays dividends, if any, from net investment income at least annually. Net realized capital gains, if any, of each Fund are typically distributed at least annually. Each of the Acquired Funds will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of an Acquired Fund's holdings and net redemptions of an Acquired Fund's shares. If determined as of February 14, 2003, there would have been no distribution. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

      Appraisal Rights. Under the laws of the State of Maryland, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds. In addition, under the laws of the State of Maryland, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds by another entity. Shareholders of the Acquired Funds may, however, redeem their shares at NAV prior to the date of the respective Acquisitions (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

B. Risk Factors

      The principal risk factors affecting the Acquiring Fund and each of the Acquired Funds are (i) market risk and (ii) foreign securities risk (including currency, information and political risk). While the Acquiring Fund and each of the Acquired Funds generally invests in equity securities of U.S. and foreign companies, the Acquiring Fund specifically intends to invest at least 30% of its assets in companies located or conducting a majority of their business outside the U.S. To the extent it has a higher percentage of its assets invested in companies located or conducting a majority of their business outside the U.S., the Acquiring Fund may be exposed to more foreign securities risk than the Acquired Funds.

      Although the investment objectives of the Acquiring Fund and the Acquired Funds are similar, there are several significant differences in the way the funds are managed that may affect the risks associated with each Fund. Specifically, the Acquiring Fund has additional principal risks associated with investments in (i) special situation companies, (ii) start-up and other small companies and (iii) investments in private-equity funds. "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

      The Acquiring Fund's investments in private-equity funds involve a high degree of business and financial risk that can result in substantial losses in the portion of the portfolio invested in these investments. Among these are the risks associated with investments in companies that are in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Interests in the private-equity funds in which the Acquiring Fund may invest are subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years.

Private-equity funds may participate in only a limited number of investments and, as a consequence, the return of a particular private-equity fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the private-equity funds in which the Acquiring Fund may invest may pay their investment managers a fee based on the performance of the private-equity fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. In addition, Acquiring Fund shareholders will remain subject to the Acquiring Fund's expenses while also bearing their pro rata share of the operating expenses of the private-equity funds. Private-equity funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by private-equity funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the substantive valuation of the managers of the private-equity funds, which may prove to be inaccurate. The ability of the Acquiring Fund to dispose of interests in private-equity funds may be very limited and will involve certain risks. The prices realized on sales of interests in private-equity funds could differ materially from the price originally paid by the Acquiring Fund or the carrying values.

      Additional principal risk factors affecting the Global Health Sciences Fund to which the Acquiring Fund is not subject and as described in that Fund's Prospectus are (i) legal risks, (ii) non-diversified status, (iii) regulatory risk and (iv) sector concentration. In addition, the Global Health Sciences Fund has greater exposure to the risks of investing in both non-investment grade debt securities and warrants than the Acquiring Fund, as the Global Health Sciences Fund is permitted to invest up to 20% of its total assets in non-investment grade debt securities and up to 15% of net assets in warrants, while the Acquiring Fund may invest up to 5% of total assets in non-investment grade debt securities and up to 10% of net assets in warrants. Investing in non-investment grade debt securities carries additional risks, including an increased risk of default. Additional principal risk factors affecting the Global Technology Fund to which the Acquiring Fund is not subject and as described in that Fund's Prospectus are (i) non-diversified status, (ii) regulatory risk, (iii) sector concentration and (iv) technology companies.

      Neither the Acquired Funds Fund nor the Acquiring Fund may be appropriate if you are investing for a shorter term horizon, are uncomfortable with an investment that has a high degree of volatility, want to limit your exposure to foreign securities, or are looking for income. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

C. Reasons for the Acquisitions

      The Board of Directors of each of the Acquired Funds has unanimously determined that it is in the best interests of the Acquired Fund to effect the relevant Acquisition. In reaching this conclusion, the Boards considered a number of factors, including the following:

1. each Acquisition will result in a single larger fund, which may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

2. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in a limited number of equity securities and the ability to command more attention from brokers and underwriters of portfolio securities;

3.    the performance records of the Acquiring Fund and the Acquired Funds;

4. the larger universe of investments available to the Acquiring Fund because it does not focus on health sciences or technology companies, thereby providing the potential for higher returns while mitigating the risks associated with investing in health sciences or technology companies, as applicable;

5.    the terms and conditions of the respective Acquisitions;

6. the similarity of investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Funds;

7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Funds;

8. the Federal tax consequences of the Acquisitions, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of either of the Acquired Funds or by the Acquiring Fund for Federal income tax purposes as a result of the Acquisitions and that the Acquired Funds generally will not recognize gain or loss for such purposes;

9. that the interests of shareholders of each of the Acquired Funds will not be diluted as a result of the respective Acquisitions;

10. that the expenses of each Acquisition will be borne by CSAM or its affiliates; and

11. that no sales or other charges will be imposed in connection with the Acquisitions.

      In light of the foregoing, the Board of Directors of each of the Acquired Funds, including the Independent Directors, has determined that it is in the best interests of their respective funds and their respective shareholders to effect the relevant Acquisition. The Board of Directors of each of the Acquired Funds has also determined that the respective Acquisitions would not result in a dilution of the interests of their respective fund's shareholders. In making these determinations, the Boards did not give equal weight to each factor.

      The Board of Directors of the Acquiring Fund has also determined that it is in the best interests of the Acquiring Fund to effect the Acquisitions. The Board of Directors of the Acquiring Fund considered, among other things, the terms and conditions of each Acquisition and representations that each Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that each Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisitions.

D. Fee Tables

Global Health Sciences Fund/Acquiring Fund Acquisition

      Following are two tables showing current fees and expenses of the Common Class and Class A shares of the Global Health Sciences Fund, holders of which will receive load-waived Class A Shares of the Acquiring Fund, upon closing of the Acquisition and the fees and expenses of the Class A shares of the Acquiring Fund before and after giving effect to the Acquisition of the Global Health Sciences Fund. The information set forth in the tables below for the Global Health Sciences Fund and the Acquiring Fund is for the 12 months ended October 31, 2002. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    Before Fee Waivers and/or Reimbursements

                                                           Global Health         Acquiring      Combined
                                                           Sciences Fund            Fund        Pro Forma
                                                        -------------------      ---------    -------------
                                                       Common                                  Class A After
                                                       Class      Class A          Class A     Acquisition
                                                       -----      -------          -------    -------------
Shareholder Fees:
Maximum sales charge imposed on purchases
   (as a percentage of offering price)                 None       5.75%*            5.75%*        5.75%*
Maximum deferred sales charge (as a
   percentage of original purchase price, or
   redemption proceeds, as applicable)                 None        None              None          None

Annual Fund Operating Expenses (expenses that
   are deducted from fund assets):
   Management fees                                     1.00%       1.00%            1.25%         1.25%
   12b-1 fees                                          0.25%       0.25%            0.25%         0.25%
   Other expenses                                      1.02%       1.02%            0.96%         0.72%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                 2.27%       2.27%            2.46%         2.22%
---------------------------------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Global Health Sciences Acquisition or additional Class A shares of the Acquiring Fund purchased by former Global Health Sciences Fund Common Class shareholders.

** Actual fees and expenses for the 12 months ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the Global Health Sciences Fund and the Acquiring Fund but may be discontinued at any time.

                     After Fee Waivers and/or Reimbursements


                                                         Global Health       Acquiring        Combined
                                                         Sciences Fund          Fund          Pro Forma
                                                      -------------------    ---------      -------------
                                                      Common                                Class A After
                                                      Class      Class A      Class A        Acquisition
                                                      -----      -------      -------        -----------
Annual Fund Operating Expenses (expenses
that are deducted from fund assets):
   Management fees                                    0.32%        0.32%       0.44%            0.68%
   12b-1 fees                                         0.25%        0.25%       0.25%            0.25%
   Other expenses                                     1.02%        1.02%       0.96%            0.72%
---------------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                    1.59%        1.59%       1.65%            1.65%
---------------------------------------------------------------------------------------------------------

Global Technology Fund/Acquiring Fund Acquisition

      Following are two tables showing current fees and expenses of the Common Class and Class A shares of the Global Technology Fund, holders of which will receive load-waived Class A shares of the Acquiring Fund upon the closing of the Acquisition, and the fees and expenses of the Class A shares of the Acquiring Fund before and after giving effect to the Acquisition of the Global Technology Fund. The information set forth in the tables below for the Global Technology Fund and the Acquiring Fund is for the 12 months ended October 31, 2002. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    Before Fee Waivers and/or Reimbursements

                                                                                                              Combined
                                                             Global Technology Fund       Acquiring Fund     Pro Forma
                                                             ----------------------       --------------    -------------
                                                              Common                                        Class A after
                                                              Class           Class A        Class A         Acquisition
                                                              -----           -------        -------         -----------
Shareholder Fees:
Maximum sales charge imposed on purchases (as a
   percentage of offering price)                               None            5.75%*          5.75%*          5.75%*
Maximum deferred sales charge (as a percentage of
   original purchase price, or redemption proceeds,
   as applicable)                                              None            None            None             None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
   Management Fees                                           1.00%             1.00%           1.25%           1.25%
   (12b-1) fee                                               0.25%             0.25%           0.25%           0.25%
   Other expenses                                            0.97%             0.97%           0.96%           0.68%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                       2.22%            2.22%            2.46%           2.18%
------------------------------------------------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Global Technology Fund Common Class shareholders.

** Actual fees and expenses for the 12 months ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the Global Technology Fund and the Acquiring Fund but may be discontinued at any time.

                     After Fee Waivers and/or Reimbursements

------------------------------------------------------------------------------------------------------------------------
                                                                                                              Combined
                                                             Global Technology Fund       Acquiring Fund     Pro Forma
                                                             ----------------------       --------------    -------------
                                                              Common                                        Class A after
                                                              Class           Class A        Class A         Acquisition
                                                              -----           -------        -------         -----------
Annual Fund Operating Expenses (expenses that are
deducted from fund assets)
   Management fees                                           0.43%             0.43%           0.44%          0.72%
   12b-1 fees                                                0.25%             0.25%           0.25%          0.25%
   Other Expenses                                            0.97%             0.97%           0.96%          0.68%
-------------------------------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                           1.65%             1.65%           1.65%          1.65%
-------------------------------------------------------------------------------------------------------------------------

Combined Acquisitions

      Following are two tables showing current fees and expenses of the Common Class and Class A shares of the Global Health Sciences Fund, the Common Class and Class A shares of the Global Technology Fund and the fees and expenses of the Class A shares of the Acquiring Fund before giving effect to the Acquisitions and on a pro forma basis assuming both Acquisitions are consummated. The information set forth in the tables below for the Acquired Funds and the Acquiring Fund is for the 12 months ended October 31, 2002. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    Before Fee Waivers and/or Reimbursements

                                     Global                   Global
                                     Health                   Health          Global
                                    Sciences    Global        Sciences      Technology   Acquiring       Combined
                                      Fund      Tech Fund     Fund             Fund         Fund         Pro Forma
                                      ----      ---------     ----             ----         ----         ---------
                                      Common     Common
                                      Class       Class       Class A         Class A    Class A         Class A
                                      -----       -----       -------         -------    -------         -------
Shareholder fees (paid directly
 from  your investments):
Maximum sales charge imposed on
 purchase (as a percentage of
 offering price)                      None         None          5.75%*       5.75%*        5.75%*        5.75%*
Maximum deferred sales charge
 (as a percentage of original
 purchase price, or redemption
 proceeds, as applicable)             None         None          None          None         None           None
Annual Fund Operating Expenses
 (deducted from fund assets)
   Management Fee                     1.00%        1.00%         1.00%        1.00%         1.25%          1.25%
   Distribution and Service
   (12b-1) fee                        0.25%        0.25%         0.25%        0.25%         0.25%          0.25%
   Other Expenses                     1.02%        0.97%         1.02%        0.97%         0.96%          0.62%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses**                           2.27%        2.22%         2.27%        2.22%         2.46%          2.12%
------------------------------------------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisitions or additional Class A shares of the Acquiring Fund purchased by former Common Class shareholders of the Acquired Funds.

** Expected fees and expenses for the 12 months October 31, 2003 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the Acquired Funds and the Acquiring Fund during their most recent fiscal years but may be discontinued at any time.

                     After Fee Waivers and/or Reimbursements


                                                 Global                   Global
                                                 Health                   Health          Global
                                                Sciences     Global       Sciences      Technology   Acquiring     Combined
                                                  Fund      Tech Fund     Fund             Fund        Fund        Pro Forma
                                                  ----      ---------     ----             ----        ----        ---------
                                                  Common     Common
                                                  Class       Class       Class A         Class A   Class A        Class A
                                                  -----       -----       -------         -------   -------        -------
Annual Fund Operating Expenses (deducted
from fund assets)
  Management Fees                                 0.32%       0.43%         0.32%          0.43%      0.44%         0.78%
  Distribution and Service (12b-1) fee            0.25%       0.25%         0.25%          0.25%      0.25%         0.25%
  Other Expenses                                  1.02%       0.97%         1.02%          0.97%      0.96%         0.62%
---------------------------------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                1.59%       1.65%         1.59%          1.65%      1.65%         1.65%
---------------------------------------------------------------------------------------------------------------------------

Examples

The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables presented above (in each case before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Global Health Sciences Fund/Acquiring Fund Acquisition

      Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                    One Year  Three Years  Five Years  Ten Years
                                    --------  -----------  ----------  ---------
Acquiring Fund
Class A (with or                      $810      $1,297      $1,810      $3,210
without redemption)

Global Health Sciences
Common Class                          $230      $  709      $1,215      $2,605
Class A (with or                      $792      $1,244      $1,720      $3,030
without redemption)

Combined Pro Forma
Class A (with or                      $787      $1,229      $1,696      $2,982
without redemption)

Global Technology Fund/Acquiring Fund Acquisition

      Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                    One Year  Three Years  Five Years  Ten Years
                                    --------  -----------  ----------  ---------
Acquiring Fund
Class A (with or                      $830      $1,357      $1,909      $3,405
without redemption)
Global Technology Fund
Common Class                          $225      $  694      $1,190      $2,554
Class A (with or                      $787      $1,229      $1,696      $2,982
without redemption)
Combined Pro Forma
Class A (with or                      $783      $1,218      $1,677      $2,944
without redemption)

Combined Acquisitions

      Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                    One Year  Three Years  Five Years  Ten Years
                                    --------  -----------  ----------  ---------
Acquiring Fund
Class A (with or                      $810      $1,297      $1,810      $3,210
without redemption)

Global Health Sciences Fund
Common Class                          $230      $  709      $1,215      $2,605
Class A (with or                      $792      $1,244      $1,720      $3,030
without redemption)

Global Technology Fund
Common Class                          $225      $  694      $1,190      $2,554
Class A (with or                      $787      $1,229      $1,696      $2,982
without redemption)

Combined Pro Forma
Class A (with or                      $778      $1,201      $1,649      $2,886
without redemption)

      The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

E. Information About the Acquisitions

      Agreement and Plan of Reorganization. The following summary of the Plans is qualified in its entirety by reference to the form of the Plans (Exhibits A-1 and A-2 hereto). Each Plan provides that the Acquiring Fund will acquire all of the assets of the relevant Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the relevant Acquired Fund on the Closing Date. The Closing Date is expected to be on or about June 6, 2003.

      Prior to the Closing Date, each of the Acquired Funds will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for each of the Acquired Funds, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class's pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus(es) or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

      On or as soon after the Closing Date as reasonably practicable, each of the Acquired Funds will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund that it receives in connection with the relevant Acquisition. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of each of the Acquired Funds' shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to each of the Acquired Funds' shareholders calculated in accordance with the Plans. After such distribution and the winding up of its affairs, each of the Acquired Fund's will terminate as a management investment company. The Acquired Funds will dissolve as Maryland corporations.

      The consummation of each Acquisition is subject to the conditions set forth in the respective Plans, including approval of the Plans by each Acquired Fund's respective shareholders. Notwithstanding approval by the shareholders of an Acquired Fund, a Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of an Acquired Fund and the Acquiring Fund; (ii) by an Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event an Acquired Fund shall, materially breach any representation, warranty or agreement contained in a Plan to be performed at or prior to the Closing Date; or (iii) if a condition to a Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

      Pursuant to each Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of an Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the relevant Acquisition. The indemnification and advancement of expenses does not protect any such indemnified person against any liability to an Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office.

      Approval of an Acquisition with respect to each Acquired Fund requires the affirmative vote of a majority of the outstanding shares of such Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. If shareholders of the Global Health Sciences Fund approve the Global Health Sciences Acquisition, the Global Health Sciences Fund will be liquidated upon consummation of the Global Health Sciences Acquisition and subsequently dissolved. If shareholders of the Global Technology Fund approve the Global Technology Acquisition, the Global Technology Fund will be liquidated upon consummation of the Global Technology Acquisition and subsequently dissolved. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this

Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition. In the event a Plan is not approved, the relevant Acquired Fund will continue as a separate entity and the Board of that fund will consider other possible courses of action available to it, including resubmitting the relevant Acquisition proposal to shareholders.

      Description of the Acquiring Fund Shares. Shares of the Acquiring Fund will be issued to the Acquired Funds in accordance with the procedures detailed in each Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like each Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

      The Acquiring Fund has authorized five classes of common stock, Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. Class A shares of the Acquiring Fund will be issued to holders of Common Class and Class A shares of the Acquired Fund. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Class A shares after the consummation of the Acquisition.

      Federal Income Tax Consequences. The exchange of each of the Acquired Funds' assets for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of each Acquisition, the Acquiring Fund and each of the Acquired Funds will receive an opinion from Willkie Farr & Gallagher, counsel to each of the Acquired Funds, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for Federal income tax purposes, upon consummation of the Acquisitions:

      (1) the transfer of each of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds, and the distribution of the Acquiring Fund shares to the shareholders of each of the Acquired Funds in exchange for their respective Acquired Fund shares, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and each of the Acquired Funds will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of each of the Acquired Funds;

      (3) except for gain or loss regularly attributable to the closing of the Acquired Funds' taxable year, no gain or loss will be recognized by either of the Acquired Funds upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of each of the Acquired Funds, or upon the distribution of the Acquiring Fund shares to the Acquired Funds' shareholders;

      (4) no gain or loss will be recognized by shareholders of the Acquired Funds upon the exchange of their Acquired Fund shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of such Acquired Funds;

      (5) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of an Acquired Fund pursuant to the Acquisitions will be the same as the aggregate tax basis of the shares of the relevant Acquired Fund held by such shareholder immediately prior to the relevant Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of an Acquired Fund will include the period during which shares of the relevant Acquired Fund exchanged therefor were held by such shareholder (provided that such shares were held as capital assets on the date of the relevant Acquisition); and

      (6) except with regard to assets which must be revalued as a consequence of a termination of an Acquired Fund's taxable year, the tax basis of the Acquired Funds' assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the relevant Acquired Fund immediately prior to the Acquisitions, and the holding period of the assets of each Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Acquired Fund.

      You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Funds nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisitions. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisitions and was successful, neither of which is anticipated, the Acquisitions could be treated, in whole or in part, as a taxable sale of assets of the Acquired Funds, followed by the taxable liquidation thereof.

      Shareholders of the Acquired Funds should consult their tax advisors regarding the effect, if any, of the proposed Acquisitions in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. Federal income tax consequences of the Acquisitions, shareholders of the Acquired Funds should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Acquisitions.

      Capitalization.

Global Health Sciences Fund/Acquiring Fund Acquisition

      The following table shows the capitalization of the Global Health Sciences Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.(1)

                               Acquiring      Global Health
                                 Fund        Sciences Fund        Pro Forma         Pro Forma
                               (actual)          (actual)        Adjustments       (Combined)
                               --------          --------        -----------       ----------
Net Assets
     Common                  $52,702,054        $43,152,320      $(43,152,320)      $52,702,054
     Advisor                   1,305,912                N/A               N/A         1,305,912
     Class A                      35,034             68,719        43,130,117 (2)    43,233,870
     Class B                      80,860                N/A               N/A            80,860
     Class C                      59,806                N/A               N/A            59,806

Net Asset Value
     Common                      $11.02              $13.71               N/A            $11.02
     Advisor                      10.82                 N/A               N/A             10.82
     Class A                      11.00               13.71               N/A             11.00
     Class B                      10.91                 N/A               N/A             10.91
     Class C                      10.92                 N/A               N/A             10.92

Shares Outstanding
     Common                    4,784,338          3,148,381        (3,148,381)        4,784,338
     Advisor                     120,694                N/A               N/A           120,694
     Class A                       3,185              5,014         3,922,153         3,930,352
     Class B                       7,413                N/A               N/A             7,413
     Class C                       5,477                N/A               N/A             5,477

----------
(1) Assumes the Acquisition of the Global Health Sciences Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Global Health Sciences Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

(2) Reflects the elimination of prepaid expenses of the Global Health Sciences Fund.

      Global Technology Fund/Acquiring Fund Acquisition

      The following table shows the capitalization of the Global Technology Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.(1)

                               Acquiring      Global Health
                                 Fund        Technology Fund      Pro Forma         Pro Forma
                               (actual)          (actual)        Adjustments       (Combined)
                               --------          --------        -----------       ----------
Net Assets
     Common                $52,702,054          $66,288,582     $(66,288,582)       $52,702,054
     Advisor                 1,305,912                  N/A              N/A          1,305,912
     Class A                    35,034            1,076,929       66,268,861 (2)     67,380,824
     Class B                    80,860                  N/A              N/A             80,860
     Class C                    59,806                  N/A              N/A             59,806

Net Asset Value
     Common                     $11.02               $18.57              N/A             $11.02
     Advisor                     10.82                  N/A              N/A              10.82
     Class A                     11.00                18.57              N/A              11.00
     Class B                     10.91                  N/A              N/A              10.91
     Class C                     10.92                  N/A              N/A              10.92

Shares Outstanding
     Common                  4,784,338            3,570,256       (3,570,256)         4,784,338
     Advisor                   120,694                  N/A              N/A            120,694
     Class A                     3,185               58,006        6,064,338          6,125,529
     Class B                     7,413                  N/A              N/A              7,413
     Class C                     5,477                  N/A              N/A              5,477

----------

(1) Assumes the Acquisition of the Global Technology Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Global Technology Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

(2)   Reflects the elimination of prepaid expenses of the Global Technology
      Fund.

      Combined Acquisitions

      The following table shows the capitalization of each of the Acquired Funds and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.(1)

                         Acquiring       Global Health
                           Fund          Sciences Fund         Global           Pro Forma       Pro Forma
                         (actual)          (actual)        Technology Fund     Adjustments      (Combined)
                         --------          --------        ---------------     -----------      ----------
Net Assets
     Common             $52,702,054       $43,152,320       $66,288,582     $(109,440,902)     $52,702,054
     Advisor              1,305,912               N/A               N/A               N/A        1,305,912
     Class A                 35,034            68,719         1,076,929       109,398,978 (2)  110,579,660
     Class B                 80,860               N/A               N/A               N/A           80,860
     Class C                 59,806               N/A               N/A               N/A           59,806

Net Asset Value
     Common                  $11.02            $13.71            $18.57               N/A           $11.02
     Advisor                  10.82               N/A               N/A               N/A            10.82
     Class A                  11.00             13.71             18.57               N/A            11.00
     Class B                  10.91               N/A               N/A               N/A            10.91
     Class C                  10.92               N/A               N/A               N/A            10.92

Shares Outstanding
     Common               4,784,338         3,148,381         3,570,256        (6,718,637)       4,784,338
     Advisor                120,694               N/A               N/A               N/A          120,694
     Class A                  3,185             5,014            58,006         9,986,491       10,052,696
     Class B                  7,413               N/A               N/A               N/A            7,413
     Class C                  5,477               N/A               N/A               N/A            5,477

----------

(1) Assumes the Acquisitions were each consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Acquired Funds on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

(2)   Reflects the elimination of prepaid expenses of the Acquired Funds.

F. Total Returns

      Performance information is shown separately for each class of a Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

      The following table reflects the average annual total return for the 1-, 5-year and since inception periods ending October 31, 2002 for each Fund:

                                                                           Life of           Inception
                                      1 Year            5 Years             Fund               Date
                                      ------            -------             ----               ----
Global Health Sciences Fund(1)
Common Class                          (26.49%)           5.31%                8.19%          12/31/96
Return After Taxes on
Distributions(2)                      (26.49%)           4.36%                7.35%
Return After Taxes on
Distributions and Sale of Fund
Shares(2)                             (16.26%)           4.08%                6.55%
Global Technology Fund(1)
Common Class                          (30.00)%           4.50%                7.60%           12/4/96
Return After Taxes on
Distributions(2)                      (30.00)%           3.18%                6.45%
Return After Taxes on
Distributions and Sale of Fund
Shares(2)                             (18.42)%           3.65%                6.27%
Acquiring Fund
Class A (no load)                     (25.37%)            N/A               (29.81%)          7/31/01
Class B (no load)                     (25.83%)            N/A               (30.27%)          7/31/01
Class C (no load)                     (25.82%)            N/A               (30.21%)          7/31/01
Class A (with load)                   (29.67%)            N/A               (33.05%)          7/31/01
Class B (with load)                   (28.80%)            N/A               (31.94%)          7/31/01
Class C (with load)                   (26.56%)            N/A               (30.21%)          7/31/01
Advisor Class                         (25.48%)           2.50%                3.82%           9/30/96
Common Class                          (25.19%)           2.79%                4.13%           9/30/96
Return After Taxes on
Distributions(2)                      (25.19%)           1.74%                3.26%
Return After Taxes on
Distributions and Sale of Fund
Shares(2)                             (15.46%)           2.12%                3.25%

----------

(1) Performance for Class A shares is not provided because this Class does not have a full calendar year of performance.

(2)   After tax returns shown are for Common Class shares.

G. Ownership of the Funds

      As of December 31, 2002, the officers and Directors of the Acquiring Fund and each of the Acquired Funds beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of a Fund, as of March 25, 2003 (the "Record Date"), no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

                                                 Percent Owned as of the Record Date
                                      ---------------------------------------------------------
                                      Common       Advisor
Acquiring Fund                         Class        Class      Class A      Class B     Class C
--------------                         -----        -----      -------      -------     -------

                                      Common
Global Health Sciences Fund            Class       Class A
---------------------------            -----       -------

                                      Common
Global Technology Fund                 Class       Class A
----------------------                 -----       -------

H. Comparison of Investment Objectives and Policies

      The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and each of the Acquired Funds. Please note that the Acquiring Fund is soliciting (by means of a separate proxy) shareholder approval to change certain fundamental investment restrictions. There is no guarantee that such changes will be approved and therefore implemented.

      Investment Objectives. The investment objective of the Global Health Sciences Fund is capital appreciation. The investment objective of the Global Technology Fund is long-term appreciation of capital. The investment objective of the Acquiring Fund is long-term growth of capital. Each Fund's investment objective is a fundamental policy that cannot be changed without the approval of their respective shareholders. There can be no assurance that any Fund will achieve its investment objective. Shareholders of the Acquired Funds (in Proposal 6) and shareholders of the Acquiring Fund (by means of a separate proxy statement) are being asked to approve a proposal to change the investment objective of their respective Funds from fundamental to non-fundamental. If approved by a Fund's shareholders, the Board of that Fund could change the Fund's investment objective without shareholder approval.

      Primary Investments. To pursue its investment objective, the Acquiring Fund invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development. A post-venture-capital company is one that has received venture-capital financing either: (i) during the early stages of the company's existence or the early stages of the development of a new product or service; or (ii) as part of a restructuring or recapitalization of the company. In either case, one or more of the following will have occurred within ten years prior to the Acquiring Fund's purchase of the company's securities: (i) the investment of venture-capital financing; (ii) distribution of the company's securities to venture-capital investors; (iii) an initial public offering. The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture-capital companies from at least three countries, including the U.S. Currently, the Acquiring Fund intends to invest at least 30% of its net assets in companies located or conducting a majority of their business outside the U.S. The Acquiring Fund may invest in companies of any size and will diversify its investments across companies, industries and countries. Equity holdings may consist of common and preferred stocks, rights and warrants, securities convertible into common stocks, or partnership interests. The Acquiring Fund may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies; without limit in special-situation companies; and without limit in foreign securities. To a limited extent, the fund may also engage in other investment practices.

      To pursue its investment objective, the Global Health Sciences Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health sciences companies from at least three countries, including the U.S. Under normal market conditions, the Global Health Sciences Fund invests at least 25% of its net assets in the health-services, pharmaceuticals and medical-devices industries combined. The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production or distribution of health-sciences products or services. The Global Health Sciences Fund may invest in companies of any size.

      To pursue its investment objective, the Global Technology Fund invests in equity securities of U.S. and foreign technology companies. Under normal market conditions, the Global Technology Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as: communications equipment and service; electronic components and equipment; broad-cast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems; publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. The portion of the Global Technology Fund's assets invested in technology companies that are not telecommunications companies will vary depending on the managers' outlook.

      The policies above regarding investment of at least 80% of a Fund's net assets are non-fundamental which means that they can be changed by the Board of Directors of a Fund upon at least 60 days' notice to shareholders before any such change becomes effective.

      Investment Limitations. The Acquired Fund and each of the Acquiring Funds have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a "majority" (within the meaning of the 1940 Act) of the relevant Fund's outstanding shares. Non-fundamental limitations may be changed by the Board of Directors at anytime. Shareholders of the Acquiring Fund (by means of a separate proxy statement) and shareholders of the Acquired Funds (in Proposal 5) are being asked to modify and/or eliminate fundamental restrictions on borrowing, lending of securities and buying and selling of real estate securities. Shareholders of the Global Health Sciences Fund (in Proposals 5(d) and 5(e)) and the Acquiring Fund (by means of a separate proxy) are being asked to eliminate fundamental restrictions on margin transactions and investing in oil, gas and mineral exploration or development programs. Shareholders of the Acquiring Fund are also being asked to eliminate a fundamental restriction on short sales. If approved, the restrictions of each of the Funds in these areas will be substantially the same. There is no guarantee that shareholders of any of the Funds will approve any of the proposed changes to the investment restrictions or that the Funds will thereafter implement any expanded authority given to them.

      The Acquiring Fund does not concentrate its investments in any industry while (i) the Global Health Sciences Fund invests in the equity and debt securities of health sciences companies and (ii) the Global Technology Fund invests in equity securities of technology companies. In addition, the Acquiring Fund is a diversified fund, while the Acquired Funds are non-diversified. The Acquiring Fund and the Global Health Sciences Fund have substantially similar non-fundamental limitations with respect to investing in other investment companies, pledging assets, investing in illiquid securities and making additional investments if the Fund's borrowings exceed 5% of net assets. The Global Technology Fund has non-fundamental limitations with respect to investing for the purpose of exercising control or management, purchasing securities on margin and purchasing or selling interests in mineral leases, oil, gas or other mineral exploration.

      Certain Investment Practices. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for each of the Acquired Funds in their Prospectuses.

      Key to Table:

      |X|   Permitted without limitation; does not indicate actual use

      20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

      20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

      |_|   Permitted, but not expected to be used to a significant extent

      --    Not permitted

Investment Practice

                                                                        Limit
                                                                   Global Health
                                                    Acquiring         Sciences     Global Technology
                                                       Fund             Fund              Fund
                                                       ----             ----              ----
Borrowing The borrowing of money from banks
to meet redemptions or for other temporary or
emergency purposes. Speculative exposure
risk.                                                    30%             30%             33 1/3%

Country/region focus Investing a significant
portion of fund assets in a single country or
region. Market swings in the targeted country
or region will be likely to have a greater
effect on fund performance than they would in
a more geographically diversified equity
fund. Currency, market, political risks.                |X|             |X|                 |X|

Currency transactions instruments, such as
options, futures forwards or swaps, intended
to manage fund exposure to currency risk.
Options, futures or forwards involve the
right or obligation to buy or sell a given
amount of foreign currency at a specified
price and future date. Swaps involve the
right or obligation to receive or make
payments based on two different currency
rates.(1) Correlation, credit, currency,
hedged exposure, liquidity, political,
valuation risks.                                        |X|             |X|                 |_|

Investment Practice

                                                                        Limit
                                                                   Global Health
                                                    Acquiring         Sciences     Global Technology
                                                       Fund             Fund              Fund
                                                       ----             ----              ----
Emerging markets Countries generally
considered to be relatively less developed or
industrialized. Emerging markets often face
economic problems that could subject the fund
to increased volatility or substantial
declines in value. Deficiencies in regulatory
oversight, market infrastructure, shareholder
protections and company laws could expose the
fund to risks beyond those generally
encountered in developed countries. Access,
currency, information, liquidity, market,
operational, political, valuation risks.                |_|             |_|                 |X|

Equity and equity-related securities Common
stocks and other securities representing or
related to ownership in a company. May also
include warrants, rights, options, preferred
stocks and convertible debt securities. These
investments may go down in value due to stock
market movements or negative company or
industry events. Liquidity, market, valuation
risks.                                                  |X|             |X|                 |X|

Foreign securities; Securities of foreign
issuers. May include depositary receipts.
Currency, information, liquidity, market,
political, valuation risks.                             |X|             |X|                 |X|

Futures and options on futures
Exchange-traded contracts that enable the
fund to hedge against or speculate on future
changes in currency values, interest rates,
securities or stock indexes. Futures obligate
the fund (or give it the right, in the case
of options) to receive or make payment at a
specific future time based on those future
changes.(1) Correlation, currency, hedged
exposure, interest-rate, market, speculative
exposure risks.(2)                                      |_|             |_|                 |_|

Investment-grade debt securities Debt
securities rated within the four highest
grades (AAA/Aaa through BBB/Baa) by Standard
& Poor's or Moody's rating service, and
unrated securities of comparable quality.
Credit, interest-rate, market risks.                     20%            |_|                 |_|

Mortgage-backed and asset-backed securities
Debt securities backed by pools of mortgages,
including passthrough certificates and other
senior classes of collateralized mortgage
obligations (CMOs), or other receivables.
Credit, extension, interest-rate, liquidity,
prepayment risks.                                       |_|             |_|                 |_|

Investment Practice

                                                                        Limit
                                                                   Global Health
                                                    Acquiring         Sciences     Global Technology
                                                       Fund             Fund              Fund
                                                       ----             ----              ----
Non-investment-grade debt securities Debt
securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated
securities of comparable quality. Commonly
referred to as junk bonds. Credit,
information, interest-rate, liquidity,
market, valuation risks.                                  5%             20%                |_|

Options Instruments that provide a right to
buy (call) or sell (put) a particular
security, currency or index of securities at
a fixed price within a certain time period.
The fund may purchase or sell (write) both
put and call options for hedging or
speculative purposes.(1) Correlation,
credit, hedged exposure, liquidity, market,
speculative exposure risks.                              25%             25%                |_|

Private funds Private limited partnerships or
other investment funds that themselves invest
in equity or debt securities of (a) companies
in the venture-capital or
post-venture-capital states of development
and (b) companies engaged in special
situations or changes in corporate control,
including buyouts. Information, liquidity,
market, valuation risks.                                 10%             --                  --

Privatization programs Foreign governments
may sell all or part of their interests in
enterprises they own or control. Access,
currency, information, liquidity,
operational, political, valuation risks.                |_|             |X|                 |X|

Real-estate investment trusts (REITs) Pooled
investment vehicles that invest primarily in
income-producing real estate or
real-estate-related loans or interests.
Credit, interest-rate, market risks.                    [_]             [_]                 [_]

Restricted and other illiquid securities
Certain securities with restrictions on
trading, or those not actively traded. May
include private placements. Liquidity,
market, valuation risks.                                 15%             15%                 15%

Sector concentration Investing more than 25%
of the fund's net assets in a group of
related industries (market sector).
Performance will largely depend upon the
sector's performance, which may differ in
direction and degree from that of the overall
stock market. Financial, economic, business,
political and other developments affecting
the sector will have a greater effect on the
fund.                                                   |X|             |X|                 |X|

Investment Practice

                                                                        Limit
                                                                   Global Health
                                                    Acquiring         Sciences     Global Technology
                                                       Fund             Fund              Fund
                                                       ----             ----              ----
Securities lending. Lending portfolio
securities to financial institutions; the
fund receives cash, U.S. government
securities or bank letters of credit as
collateral. Credit, liquidity, market risks.         33 1/3%         33 1/3%             33 1/3%

Short positions Selling borrowed securities
with the intention of repurchasing them for a
profit on the expectation that the market
price will drop. If the fund were to take
short positions in stocks that increase in
value, then the fund would have to repurchase
the securities at that higher price and it
would be likely to underperform similar
mutual funds that do not take short
positions. Liquidity, market, speculative
exposure risks.                                          10%             10%                 10%

Short sales "against the box" A short sale
when the fund owns enough shares of the
security involved to cover the borrowed
securities, if necessary. Liquidity, market,
speculative exposure risks.                              10%            |_|                 |_|

Special-situation companies. Companies
experiencing unusual developments affecting
their market values. Special situations may
include acquisition, consolidation,
reorganization, recapitalization, merger,
liquidation, special distribution, tender or
exchange offer, or potentially favorable
litigation. Securities of a special-situation
company could decline in value and hurt the
fund's performance if the anticipated
benefits of the special situation do not
materialize. Information, market risks.                 |X|             |_|                 |_|

Start-up and other small companies. Companies
with small relative market capitalizations,
including those with continuous operations of
less than three years. Information,
liquidity, market, valuation risks.                     |X|             |X|                   5%

Structured instruments Swaps, structured
securities and other instruments that allow
the fund to gain access to the performance of
a benchmark asset (such as an index or
selected stocks) where the fund's direct
investment is restricted. Credit, currency,
information, interest-rate, liquidity,
market, political, speculative exposure,
valuation risks.                                        |_|             |_|                 |_|

Investment Practice

                                                                        Limit
                                                                   Global Health
                                                    Acquiring         Sciences     Global Technology
                                                       Fund             Fund              Fund
                                                       ----             ----              ----
Temporary defensive tactics Placing some or
all of the fund's assets in investments such
as money-market obligations and
investment-grade debt securities for
defensive purposes. Although intended to
avoid losses in adverse market, economic,
political or other conditions, defensive
tactics might be inconsistent with a fund's
principal investment strategies and might
prevent a fund from achieving its goal.                 |_|             |_|                 |_|

Warrants Options issued by a company granting
the holder the right to buy certain
securities, generally common stock, at a
specified price and usually for a limited
time. Liquidity, market, speculative exposure
risks.                                                   10%             15%                |_|

When-issued securities and forward
commitments The purchase or sale of
securities for delivery at a future date;
market value may change before delivery.
Liquidity, market, speculative exposure
risks.                                                   20%             20%                |_|

(1) The Funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

I. Determination of Net Asset Value of Shares of the Acquiring Fund

     The NAV of each class of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the number of shares of such class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

J. Management of Each Fund

     CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and to the Acquired Fund. Abbott provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds.

     In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquired Funds on June 1, 2002 and to the Acquiring Fund on June 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent accountants for each of the Funds.

     The Acquiring Fund pays CSAM a management fee of 1.25% of its average daily net assets while each Acquired Fund pays CSAM a management fee of 1.00% of its average daily net assets.

     In addition to the management fee, the Global Health Sciences Fund and the Acquiring Fund pay a co-administration fee to CSAMSI of .10% of their respective average daily net assets. The Global Technology Fund pays CSAMSI a co-administrative service fee of .05% of the first $125 million of average daily net assets and .10% of average daily net assets over $125 million. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of ..05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.

     Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

K. Interest of CSAM in the Acquisition

     CSAM may be deemed to have an interest in the Plans and the Acquisitions because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. CSAM may also be deemed to have an interest in the Plans and the Acquisitions because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in each of the Acquired Funds (see "Information About the Acquisition - Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Funds that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of _____ ___, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate _____ shares or ___% of the Global Health Sciences Fund's outstanding shares and ________ shares or ___% of the Global Technology Fund's outstanding shares. See "Voting Information."

     CSAM may also be deemed to have an interest in the Plans and the Acquisitions because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

L. Information on Shareholders' Rights

     General. Each of the Funds is an open-end, management investment company registered under the 1940 Act. The Acquiring Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc." on July 16, 1996, and is governed by its Articles of Incorporation. The Global Health Sciences Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Health Sciences Fund, Inc." on October 24, 1996 and is governed by its Articles of Incorporation. On February 29, 2000, the Global Health Sciences Fund amended its charter to change its name to "Warburg, Pincus Global Health Sciences Fund, Inc." The Global Technology Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Global Telecommunications Fund, Inc." on July 31, 1998. On March 26, 2001, the Acquiring Fund, the Global Health Sciences Fund and the Global Technology Fund changed their names to "Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc.," "Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc." and "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc.," respectively. On December 12, 2001, the Acquiring Fund, the Global Health Sciences Fund and the Global Technology Fund changed their names to "Credit Suisse Global Post-Venture Capital Fund, Inc.," "Credit Suisse Global Health Sciences Fund, Inc." and "Credit Suisse Global Technology Fund, Inc.," respectively. Each Fund is governed by applicable state and federal law.

     The Global Health Sciences Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Class A Shares." The Global Technology Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Institutional Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Class A Shares." The Acquiring Fund's charter authorizes its Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are designated "Common Shares," two billion are designated "Advisor Shares," one billion are designated "Class A Shares," one billion are designated "Class B Shares" and one billion are designated "Class C Shares." Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

     All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

     Multi-Class Structure. Each Fund is authorized to offer multiple classes. Each of the Acquiring Fund and each of the Acquired Funds currently offers Common Class and Class A shares. The Acquiring Fund also offers Advisor Class, Class B and Class C shares. The Acquiring Fund's Common Class shares are closed to new investors, subject to limited exceptions.

     Directors. The By-Laws of the Acquiring Fund and each of the Acquired Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of the Acquiring Fund or an Acquired Fund may be removed by a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of the Funds may be filled by the Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Directors whenever (a) fewer than a majority of the Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Directors and must be filled.

     Voting Rights. None of the Funds holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Directors. At such times, the Directors then in office will call a shareholders' meeting for the election of Directors.

     Each Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of each Fund entitled to vote at a shareholder meeting will constitute a quorum.

     Liquidation or Termination. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

     Involuntary Redemptions. The Acquiring Fund is soliciting shareholder approval of an amendment to its Articles of Incorporation that would permit the Acquiring Fund to redeem shares of a class of the Acquiring Fund held by a shareholder or all shares of the Acquiring Fund as an entirety if the Board of Directors determines that doing so is in the best interest of the Acquiring Fund. Redemption proceeds may be paid in cash or in kind. The Acquiring Fund's current Articles of Incorporation permit the Directors to involuntarily redeem shares, but in more limited circumstances. The exercise of the power granted by the Directors under either the current Articles of Incorporation or the amended Articles of Incorporation to involuntarily redeem shares would be subject to the Director's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder.

     Liability of Directors. The constituent documents of each Fund provide that its Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought to the fullest extent permitted by applicable law, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer.

     Rights of Inspection. Maryland law permits any shareholder of the Acquiring Fund or either of the Acquired Funds or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices.

     Shareholder Liability. Under Maryland law, shareholders of the Acquiring Fund or the Acquired Funds do not have personal liability for corporate acts and obligations. Shares of the Acquiring Fund issued to stockholders of the Acquired Funds upon consummation of the Acquisitions will be fully paid and nonassessable and when issued, transferable without restrictions and will have no preemptive rights.

     The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

M. Conclusion

     The Global Health Sciences Plan was approved by the Board of Directors of the Acquiring Fund and the Board of Directors of the Global Health Sciences Fund on December 12, 2002. The Global Technology Plan was approved by the Board of Directors of the Acquiring Fund and the Board of Directors of the Global Technology Fund on February 12, 2003. The Board of each Fund has determined that the relevant Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the relevant Acquisition. If the shareholders of an Acquired Fund do not approve the applicable Plan or if the relevant Acquisition is not completed, that will continue to engage in business as a registered investment company and the Board of that Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

     Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition.

N. Required Vote

     Approval of a Plan with respect to each Acquired Fund requires the affirmative vote of a majority of the outstanding shares of such Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy, if a quorum is present.

                        THE BOARD OF EACH ACQUIRED FUND,
                 INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED
               PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT)
       RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE RELEVANT ACQUISITION.

PROPOSAL 3 - ELECTION OF DIRECTORS FOR EACH OF THE ACQUIRED FUNDS

     At the Special Meeting, eight persons are to be elected who will constitute the Board of Directors of each of the Acquired Funds. For election of Directors at the Special Meeting, each of the Acquired Funds' Board has approved the nomination of the following individuals: Richard H. Francis, Jack W. Fritz, Joseph D. Gallagher, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, Jr., Steven N. Rappaport and William W. Priest. If elected, Mr. Gallagher will become Chairman of each Acquired Fund's Board.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Acquired Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each of the Acquired Funds.

     Each of the nominees, except for Mr. Gallagher, currently serves as a director of each of the Acquired Funds. Each nominee has indicated that he is willing to continue to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

     The following table sets forth certain information concerning the current Directors and nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Nominees

                                                                              Number of
                                                                             Portfolios
                                                                               in Fund
                                                                               Complex       Other
                                                                              Overseen    Directorships
                                                Term of                           by         Held by
                                               Office(1)      Principal       Director     Director
                                              and Length    Occupation(s)    or Nominee   or Nominee
                              Position(s)      of Time       During Past         for          for
   Name, Address and Age     Held with Fund     Served        Five Years      Director     Director
   ---------------------     --------------     ------        ----------      --------     --------
Independent Directors

Richard H. Francis           Director        Since 1999    Currently             54       None
c/o Credit Suisse Asset                                    retired;
Management, LLC                                            Executive Vice
466 Lexington Avenue                                       President and
New York, New York                                         Chief Financial
10017-3140                                                 Officer of Pan
Age:  70                                                   Am Corporation
                                                           and Pan American
                                                           World Airways,
                                                           Inc. from 1988
                                                           to 1991

Jack W. Fritz                Director        Since 1987    Private               53       Director
2425 North Fish Creek Road                                 investor;                      of Advo,
P.O. Box 1287                                              Consultant and                 Inc.
Wilson, Wyoming 83014                                      Director of                    (direct
Age: 75                                                    Fritz                          mail
                                                           Broadcasting,                  advertising)
                                                           Inc. and Fritz
                                                           Communications
                                                           (developers and
                                                           operators of
                                                           radio stations)
                                                           since 1987

Jeffrey E. Garten            Director        Since 1998    Dean of Yale          53       Director
Box 208200                                                 School of                      of Aetna,
New Haven, Connecticut                                     Management and                 Inc.;
06520-8200                                                 William S.                     Director
Age: 56                                                    Beinecke                       of Calpine
                                                           Professor in                   Energy
                                                           the Practice of                Corporation;
                                                           International                  Director
                                                           Trade and                      of CarMax
                                                           Finance;                       Group
                                                           Undersecretary                 (used car
                                                           of Commerce for                dealers)
                                                           International
                                                           Trade from
                                                           November 1993
                                                           to October
                                                           1995; Professor
                                                           at Columbia
                                                           University from
                                                           September 1992
                                                           to November
                                                           1993

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                              Number of
                                                                             Portfolios
                                                                               in Fund
                                                                               Complex       Other
                                                                              Overseen    Directorships
                                               Term of                           by         Held by
                                               Office(1)      Principal       Director     Director
                                              and Length    Occupation(s)    or Nominee   or Nominee
                              Position(s)      of Time       During Past         for          for
   Name, Address and Age     Held with Fund     Served        Five Years      Director     Director
   ---------------------     --------------     ------        ----------      --------     --------
Peter F. Krogh               Director        Since 2001    Dean Emeritus         53       Member of
301 ICC                                                    and                            Board of
Georgetown University                                      Distinguished                  The
Washington, DC 20057                                       Professor of                   Carlisle
Age: 66                                                    International                  Companies
                                                           Affairs at the                 Inc.;
                                                           Edmund A. Walsh                Member of
                                                           School of                      Selection
                                                           Foreign                        Committee
                                                           Service,                       for Truman
                                                           Georgetown                     Scholars
                                                           University;                    and Henry
                                                           Moderator of                   Luce
                                                           PBS foreign                    Scholars;
                                                           affairs                        Senior
                                                           television                     Associate
                                                           series                         of Center
                                                                                          for
                                                                                          Strategic
                                                                                          and
                                                                                          International
                                                                                          Studies;
                                                                                          Trustee of
                                                                                          numerous
                                                                                          world
                                                                                          affairs
                                                                                          organizations

James S. Pasman, Jr.         Director        Since 1999    Currently             55       Director
c/o Credit Suisse Asset                                    retired;                       of
Management, LLC                                            President and                  Education
466 Lexington Avenue                                       Chief Operating                Management
New York, New York                                         Officer of                     Corp.;
10017-3140                                                 National                       former
Age: 71                                                    InterGroup,                    Director
                                                           Inc. (holding of Tyco
                                                           company) from
                                                           International April
                                                           1989 to Ltd.
                                                           March 1991;
                                                           Chairman of
                                                           Permian Oil Co.
                                                           from April 1989
                                                           to March 1991

Steven N. Rappaport          Director        Since 1999    Partner of            54       None
Lehigh Court, LLC                                          Lehigh Court,
40 East 52nd Street,                                       LLC since July
New York, New York 10022                                   2002, President
Age: 54                                                    of SunGard
                                                           Securities
                                                           Finance, Inc.,
                                                           from 2001 to
                                                           July 2002;
                                                           President of
                                                           Loanet, Inc.
                                                           (on-line
                                                           accounting
                                                           service) from
                                                           1995 to 2001;
                                                           Director,
                                                           President,
                                                           North American
                                                           Operations, and
                                                           former Executive Vice
                                                           President from 1992
                                                           to 1993 of Worldwide
                                                           Operations of
                                                           Metallurg Inc.
                                                           (manufacturer of
                                                           specialty metals and
                                                           alloys); Executive
                                                           Vice President,
                                                           Telerate, Inc.
                                                           (provider of
                                                           real-time information
                                                           to the capital
                                                           markets) from 1987 to
                                                           1992; Partner in the
                                                           law firm of Hartman &
                                                           Craven until 1987

                                                                              Number of
                                                                             Portfolios
                                                                               in Fund
                                                                               Complex       Other
                                                                              Overseen    Directorships
                                               Term of                           by         Held by
                                               Office(1)      Principal       Director     Director
                                              and Length    Occupation(s)    or Nominee   or Nominee
                              Position(s)      of Time       During Past         for          for
   Name, Address and Age     Held with Fund     Served        Five Years      Director     Director
   ---------------------     --------------     ------        ----------      --------     --------
Interested Director

Joseph D. Gallagher(2)       Director        N/A           Managing              60
Credit Suisse Asset          Nominee                       Director and
Management, LLC                                            Chief Executive
466 Lexington Avenue                                       Officer of CSAM
New York, New York                                         since 2003;
10017-3140                                                 Chief Executive
Age:  __                                                   Officer and
                                                           Director of
                                                           Credit Suisse Asset
                                                           Management Limited,
                                                           London, England, from
                                                           June 2000 to 2003;
                                                           Director of Credit
                                                           Suisse Asset
                                                           Management Funds (UK)
                                                           Limited, London,
                                                           England, from June
                                                           2000 to 2003;
                                                           Managing Director,
                                                           Head - Asian
                                                           Corporate Finance and
                                                           M&A's, Credit Suisse
                                                           First Boston, Hong
                                                           Kong, China, from
                                                           January 1998 to May
                                                           1999; and Director,
                                                           Head - Asian
                                                           Corporate Finance,
                                                           Credit Suisse First
                                                           Boston, Hong Kong,
                                                           China, from October
                                                           1993 to December 1997

William W. Priest(3)         Director        Since 1999    Co-Managing           60       None
Steinberg Priest & Sloane                                  Partner,
Capital Management                                         Steinberg
12 East 49th Street                                        Priest & Sloane
12th Floor                                                 Capital
New York, New York 10017                                   Management
Age:  61                                                   since March
                                                           2001; Chairman
                                                           and Managing
                                                           Director of
                                                           CSAM from 2000
                                                           to February
                                                           2001, Chief
                                                           Executive
                                                           Officer and
                                                           Managing
                                                           Director of
                                                           CSAM from 1990
                                                           to 2000

     The table below shows the dollar range of each nominee's ownership of shares of each of the Acquired Funds and of all the Credit Suisse Funds served, or to be served, by the Directors all as of December 31, 2002.

                Nominees' Share Ownership Table by Dollar Range*

----------
(2) Mr. Gallagher is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.

(2) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

           FUND NAME               Francis     Fritz     Gallagher      Garten      Krogh      Pasman      Priest     Rappaport
-------------------------------    -------     -----     ---------      ------      -----      ------      ------     ---------
Global Health Sciences Fund            A          A          A            A           A          A           A            B
Global Technology Fund                 A          D          A            A           A          A           A            A
Aggregate Dollar Range of              E          E          A            A           D          C           A            D
Equity Securities in All Funds
Overseen by Director in Family
of Investment Companies

----------

*Key to Dollar Ranges:

             A.  None
             B.  $1-$10,000
             C.  $10,001-$50,000
             D.  $50,001-$100,000
             E.  Over $100,000

The information as to beneficial ownership is based on statements furnished to each Acquired Fund by each Director. Unless otherwise noted, beneficial ownership is based on shared voting and investment power with spouse and/or immediate family.

     Mr. Rappaport informed the Acquired Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% equity interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to Sungard Data Systems, Inc. ("Sungard"). Mr. Rappaport sold his shares to Sungard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Responsibilities of the Board -- Board and Committee Meetings

     The Board of Directors of each of the Acquired Funds is responsible for the general oversight of business of the respective Acquired Fund. A majority of the Board's members are not affiliated with CSAM. These non-interested Directors have primary responsibility for assuring that each of the Acquired Funds is managed in a manner consistent with the best interests of its shareholders.

     Each Board meets in person at least quarterly to review the investment performance of the Acquired Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Directors review the fees paid to CSAM and its affiliates for investment advisory services and administrative and distribution services.

     The Board of each of the Acquired Funds has an Audit Committee and a Nominating Committee, the responsibilities of which are described below. The Board of each Acquired Fund does not have a compensation committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Acquired Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

Audit Committee

     In accordance with its written charter adopted by the Board, the Audit Committee oversees the financial reporting process of an Acquired Fund and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of an Acquired Fund's annual audit.

Nominating Committee

     The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Directors. The Nominating Committee will consider nominees recommended by an Acquired Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the an Acquired Fund's Secretary.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of each Acquired Fund during the calendar year 2002.

Number of Board and Committee Meetings Held During the Calendar Year 2002

                                      BOARD OF DIRECTORS         AUDIT              NOMINATING
     NAME OF FUND                          MEETINGS        COMMITTEE MEETINGS   COMMITTEE MEETINGS
     ------------                          --------        ------------------   ------------------
Global Health Sciences Fund                    4                   4                    2
Global Technology Fund                         4                   4                    2

     Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during each Acquired Fund's last full fiscal year.

Executive Officers

     The following persons are executive officers of each of the Acquired Funds:

                                               POSITION(S) HELD
                                               WITH FUND, TERM
                                                OF OFFICE* AND
                                                LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE                    SERVED           DURING PAST FIVE YEARS
           ---------------------                    ------           ----------------------
Laurence R. Smith                             Chairman since      Managing Director and
Credit Suisse Asset Management, LLC           2002                Global Chief Investment
466 Lexington Avenue                                              Officer of CSAM; Associated
New York, New York 10017-3140                                     with J.P. Morgan Investment
Age:  44                                                          Management from 1981 to 1999

                                               POSITION(S) HELD
                                               WITH FUND, TERM
                                                OF OFFICE* AND
                                                LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE                    SERVED           DURING PAST FIVE YEARS
           ---------------------                    ------           ----------------------
Hal Liebes, Esq.                              Vice President      Managing Director and
Credit Suisse Asset Management, LLC           and Secretary       Global General Counsel of
466 Lexington Avenue                          since 1999          CSAM; Associated with
New York, New York 10017-3140                                     Lehman Brothers, Inc. from
Age:  38                                                          1996 to 1997; Associated
                                                                  with CSAM from 1995 to
                                                                  1996; Associated with CS
                                                                  First Boston Investment
                                                                  Management from 1994 to
                                                                  1995; Associated with
                                                                  Division of Enforcement,
                                                                  U.S. Securities and
                                                                  Exchange Commission from
                                                                  1991 to 1994

Michael A. Pignataro                          Treasurer and       Director and Director of
Credit Suisse Asset Management, LLC           Chief Financial     Fund Administration of
466 Lexington Avenue                          Officer since       CSAM; Associated with CSAM
New York, New York 10017-3140                 1999                since 1984
Age:  43

Gregory N. Bressler, Esq.                     Assistant           Director of CSAM (since
Credit Suisse Asset Management, LLC           Secretary since     1/2003); and Deputy General
466 Lexington Avenue                          2000                Counsel of CSAM; Associated
New York, New York 10017-3140                                     with CSAM since January
Age:  36                                                          2000; Associated with the
                                                                  law firm of Swidler Berlin
                                                                  Shereff Friedman LLP from
                                                                  1996 to 2000

Kimiko T. Fields, Esq.                        Assistant           Vice President of CSAM
Credit Suisse Asset Management, LLC           Secretary since     (since 1/2003); and Legal
466 Lexington Avenue                          2002                Counsel of CSAM (since
New York, New York 10017-3140                                     December 2000); Assistant
Age:  39                                                          Vice President,
                                                                  Institutional Marketing
                                                                  Department, CSAM from
                                                                  January 2000 to December
                                                                  2000; Marketing Associate,
                                                                  International Equity
                                                                  Department, Warburg Pincus
                                                                  Asset Management, Inc. from
                                                                  January 1998 to January
                                                                  2000; self-employed author
                                                                  and consultant, from
                                                                  January 1996 to December
                                                                  1997

Rocco A. Del Guercio                          Assistant           Vice President -- Fund
Credit Suisse Asset Management, LLC           Treasurer since     Administration Officer of
466 Lexington Avenue                          1999                CSAM; Associated with CSAM
New York, New York 10017-3140                                     since June 1996; Assistant
Age:  39                                                          Treasurer, Bankers Trust
                                                                  Co. -- Fund Administration
                                                                  from March 1994 to June
                                                                  1996; Mutual Fund
                                                                  Accounting Supervisor,
                                                                  Dreyfus Corporation from
                                                                  April 1987 to March 1994

Joseph Parascondola                           Assistant           Assistant Vice President -
Credit Suisse Asset Management, LLC           Treasurer since     Fund Administration of CSAM
466 Lexington Avenue                          2000                since April 2000; Assistant
New York, New York 10017-3140                                     Vice President, Deutsche
Age:  39                                                          Asset Management from
                                                                  January 1999 to April 2000;
                                                                  Assistant Vice President,
                                                                  Weiss, Peck & Greer LLC
                                                                  from November 1995 to
                                                                  December 1998

                                               POSITION(S) HELD
                                               WITH FUND, TERM
                                                OF OFFICE* AND
                                                LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
           NAME, ADDRESS AND AGE                    SERVED           DURING PAST FIVE YEARS
           ---------------------                    ------           ----------------------
Robert M. Rizza                               Assistant           Assistant Vice President --
Credit Suisse Asset Management, LLC           Treasurer           Fund Administration Officer
466 Lexington Avenue                          Since 2002          of CSAM (January 2001 to
New York, New York 10017-3140                                     present); Associated with
Age: 37                                                           CSAM since March 1998;
                                                                  Assistant Treasurer of
                                                                  Bankers Trust Co. (April
                                                                  1994 to March 1998)

-----------

* Each officer serves until his or her respective successor has been duly elected and qualified.

Compensation of Directors and Officers

     No employee of CSAM, State Street Bank and Trust Company ("State Street") or Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Acquired Funds' co-administrators, or any of their affiliates, receives any compensation from an Acquired Fund for acting as an officer or director of the Acquired Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

     The following Compensation Table provides in tabular form the following data:

               Column (1) Name of each Acquired Fund from which each Director receives compensation.

               Column (2) Aggregate compensation received by each Director of each Fund during the calendar year 2002 and total compensation received by each Director from the 53 investment companies comprising the Fund Complex during the calendar year 2002.

     The Directors do not receive any pension or retirement benefits from any Acquired Fund in the Fund Complex.

Compensation Table

                                                                              (2)
                                                                    AGGREGATE COMPENSATION
                (1)                   -----------------------------------------------------------------------------------
          NAME OF FUND                Francis         Fritz          Garten          Krogh         Pasman       Rappaport
          ------------                -------         -----          ------          -----         ------       ---------
Global Health Sciences Fund         $   2,313      $   2,063      $   2,063       $   2,313      $   2,313     $   2,388
Global Technology Fund              $   2,313      $   2,063      $   2,063       $   2,313      $   2,313     $   2,388
Total Compensation from the
   Funds and Fund Complex Paid
   to each Director                 $  82,015      $  64,640      $  71,515       $  75,015      $ 110,015     $  84,360

     Mr. Priest is an "interested person" of the Acquired Funds and, accordingly, receives no compensation from either of the Acquired Funds or any other investment company in the Fund Complex. If elected, Mr. Gallagher will also be an "interested person" of the Acquired Funds and accordingly, will not receive compensation from either of the Acquired funds or any other investment company in the Fund Complex.

Required Vote

     Election of each of the listed nominees for Director of an Acquired Fund requires the affirmative vote of a plurality of the votes of that Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected.

     THE BOARD OF EACH ACQUIRED FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH ACQUIRED FUND VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 3.

          PROPOSAL 4(a) - FOR THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY
               FUND: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

                                  INTRODUCTION

     The current investment advisory contract for the Global Technology Fund terminated on April 17, 2000 due to an administrative error. Consequently, shareholders of the Global Technology Fund are being asked to approve a new investment advisory agreement (the "New Advisory Agreement"). The proposed agreement is essentially identical to the agreement previously approved by the Global Technology Fund's shareholders and Board of Directors. A form of the New Advisory Agreement for the Global Technology Fund is attached as Exhibit B to this Prospectus/Proxy Statement.

Prior Board Approval of the Advisory Prospectus/Agreement

     Legal Background

     Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its Independent Directors) and (ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of directors, including a majority of its Independent Directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund's board and shareholders, as required by Section 15.

     Sequence of Events

     The Global Technology Fund was a successor to a portfolio of The RBB Fund, Inc. and became part of the Credit Suisse Funds (then called Warburg Pincus Funds) on October 26, 1998. The Global Technology Fund has an advisory agreement, dated October 26, 1998 (the "Original Advisory Agreement") which contained a provision to the effect that the agreement would remain in effect until April 17, 2000, and thereafter for successive annual periods if approved annually. The Global Technology Fund was advised by CSAM, then known as BEA Associates.

     The reason the Original Advisory Agreement was structured with this fixed termination date was to keep the Global Technology Fund on the same contract renewal schedule as all of the other funds deemed a part of the Fund Complex, as the Boards of all funds in the Fund Complex typically held a contract renewal meeting in early April each year.

     In March 1999, the Board of Directors met to consider a new advisory contract for the funds ("Former Warburg Funds") advised by Warburg Pincus Asset Management, Inc. ("WPAM"). This advisory relationship would terminate upon the acquisition of WPAM (the "Acquisition"). These new agreements, which required shareholder approval, did not specify a particular termination date, but provided that they would continue for an initial two year period and then for successive annual periods if approved annually. The Global Technology Fund's agreement was not modified at this time to have the same language, because it was advised by CSAM and not WPAM; therefore, its agreement would not terminate as a result of the Acquisition and had one year and one month left on its initial term. Between March 1999 and April 17, 2000, a board meeting was not held to approve the Original Advisory agreement of the Global Technology Fund. Therefore, the Original Advisory Agreement lapsed on April 17, 2000.

     Shareholder approval of the new contracts for the former Warburg Funds having been obtained, these contracts were dated July 9, 1999, and did not need to be reconsidered by their Boards of Directors for two years. A contract renewal meeting for the Fund Complex was next held on November 16, 2000, by which time the Global Technology Fund's advisory agreements had inadvertently terminated by its terms.

     Neither the Boards of Directors, Fund counsel nor CSAM was aware that the Original Advisory Agreement had terminated, the Original Advisory Agreement was presented to the Board and approved, without change, on November 16, 2000. At the time the Original Advisory Agreement was presented, because it had not been approved by the Board prior to April 17, 2000, the Original Advisory Agreement was not in full compliance with the requirements in the 1940 Act, relating to annual Board approval of advisory contracts. The subsequent approvals in November 2000 and 2001 did not revive the Original Advisory Agreement.

Current Shareholder Approval

     Having determined that the Global Technology Fund was without a valid investment advisory agreement, the Adviser ceased being paid fees under the terminated contracts as of October 1, 2002. Then, the Adviser requested the Global Technology Fund's Board to consider approving a new advisory agreement essentially identical to the one that lapsed in April 2000. At its December 12, 2002 meeting, the Board of the Global Technology Fund approved the New Advisory Agreement and determined that the agreement should be submitted to the Global Technology Fund's shareholders for their approval.

     At the December 12, 2002 meeting, the Board of the Global Technology Fund was also asked to consider whether the Adviser may retain those advisory fees that had been paid or which were payable to the Adviser since April 18, 2000 under the Original Advisory Agreement. Having so approved, the Board determined that the Global Technology Fund's shareholders should also vote on whether to permit the Adviser to retain those fees received or which were payable since April 18, 2000, through the time that the Global Technology Fund's shareholders approve a New Advisory Agreement and recommended that shareholders vote in favor of this proposal.

Original Advisory Agreement

     On July 20, 1998, the sole initial shareholder of the Global Technology Fund, in accordance with the requirements of the 1940 Act, approved the Original Advisory Agreement between the Global Technology Fund and the Adviser. The Original Advisory Agreement provided that it would remain in effect until April 17, 2000, and would continue for successive annual periods thereafter if approved by a majority of the Directors, including a majority of the Independent Directors.

     When the Board approved the continuation of the Original Advisory Agreement on November 16, 2000 and November 12, 2001, the Board was unaware that the Original Advisory Agreement had already lapsed on April 18, 2000. At these Board meetings held on November 16, 2000 and November 12, 2001, the Board's intent, nonetheless, was to continue the Original Advisory Agreement with the Adviser uninterrupted for the next year, and but for the technical oversight, the Agreement would have been continued. Despite the termination of the Original Advisory Agreement, the Adviser has continued to provide the Global Technology Fund with the services called for under that Agreement.

     For the fiscal year ended August 31, 2002, the investment advisory fees paid by the Global Technology Fund and applicable fee waivers and/or reimbursements of expenses were as follows:

                                                    Fees Paid
                                                (After Waivers and
          Fund                                    Reimbursements)             Waivers            Reimbursements
          ----                                    ---------------             -------            --------------
   Global Technology Fund                             $553,447                $581,136                 $0

Proposed New Advisory Agreement

     With the exceptions set forth below, the terms of the New Advisory Agreement for the Global Technology Fund approved by the Board on December 12, 2002 and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreement for the Global Technology Fund. The only differences between the two are (i) their effective dates and termination provisions and (ii) the New Advisory Agreement contains a limited license to use the Credit Suisse name (and variants of it) while CSAM is the adviser whereas the Original Advisory Agreement contained a license to use the former adviser's names. The Adviser will continue to serve as investment adviser to the Global Technology Fund, retain ultimate responsibility for the management of the Global Technology Fund, and provide investment oversight and supervision. As in the Original Advisory Agreement, the Adviser is authorized to engage an investment sub-adviser to provide advisory services to the Fund and may delegate certain of its duties to the sub-advisers. The investment management services provided under the New Advisory Agreement will be identical to the services provided under the Original Advisory Agreement and to the services provided since April 18, 2000. Likewise, the Adviser's compensation for these services, expressed as an annual rate of the Global Technology Fund's net assets, remains unchanged under the New Advisory Agreement.

     Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing the Global Technology Fund in accordance with the Global Technology Fund's stated investment objective and policies. The Adviser is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Global Technology Fund's assets. In addition to expenses that the Adviser may incur in performing its services under the New Advisory Agreement, the Adviser pays the compensation, fees and related expenses of all Directors who are affiliated persons of the Adviser or any of its subsidiaries and the fees payable to any investment sub-adviser engaged by CSAM.

     Under the New Advisory Agreement, the Adviser is entitled to an investment advisory fee equal to 1.00% of the Global Technology Fund's average daily net assets on an annualized basis. This advisory fee is identical to the one received under the Original Advisory Agreement.

     Finally, the New Advisory Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Directors of the Global Technology Fund, including a majority of the Independent Directors. The New Advisory Agreement for the Global Technology Fund is terminable at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Global Technology Fund, or upon 90 days' written notice, by the Adviser. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Board Deliberations

     In approving the Global Technology Fund's New Advisory Agreement, the Board of the Global Technology Fund is required to act solely in the best interests of the Global Technology Fund and the Global Technology Fund's shareholders in evaluating the terms of the Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's-length bargaining.

     At the December 12, 2002 Board meeting, the Directors of the Global Technology Fund considered the similarity of the New Advisory Agreement to the Original Advisory Agreement for the Global Technology Fund and the fact that the Board had intended to continue the Original Advisory Agreement in November 2000 and again in November 2001. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and representations provided by the Adviser, including information relating to the following factors: (i) the extent and quality of investment advisory services the Global Technology Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged to other clients for comparable services; (iii) the fees charged by other investment advisers providing comparable services to similar investment companies; (iv) comparative information on the net asset value, yield and total return per share of the Global Technology Fund with those of other funds with comparable investment objectives and size; (v) the total of all assets managed by the Adviser and the total number of investment companies and other clients that it services; (vi) the Adviser's profitability; (vii) the extent to which the Adviser receives benefits such as research services as a result of the brokerage generated by the Global Technology Fund; (viii) the organizational and financial soundness of the Adviser in light of the needs of the Global Technology Fund on an on-going basis; (ix) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry;
(x) the historical relationship between the Global Technology Fund and the Adviser; and (xi) other factors deemed relevant by the Board.

     The Board noted that the fees under the New Advisory Agreement were unchanged from those under the Original Advisory Agreement and that those fees were within the range of fees charged by other investment advisors with respect to similar funds. The Board also viewed the fees as reasonable and fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering relevant factors, the Directors, including all of the Independent Directors, approved the New Advisory Agreement for the Global Technology Fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Information About CSAM and its Affiliates

     Information about CSAM, its managers and principal executive officers, including those who are also officers of the Global Technology Fund, CSAM's investment company clients, the Global Technology Fund's brokerage policies and the officers of CSAM is presented in Exhibit C.

     CSAMSI, an affiliate of CSAM, serves as co-administrator and distributor to the Global Technology Fund. Exhibit D sets forth the fees paid to CSAMSI by the Global Technology Fund for services provided to the Global Technology Fund during the most recent fiscal year. CSAMSI will continue to serve as co-administrator and distributor to the Global Technology Fund after Proposal 4(a) is approved by the shareholders.

Required Vote

     Approval of Proposal 4(a) for the Global Technology Fund requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, of the Global Technology Fund, which means the vote of 67% or more of the voting securities of the Global Technology Fund entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

     THE BOARD OF THE GLOBAL TECHNOLOGY FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

          PROPOSAL 4(b) - FOR THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY
           FUND: APPROVAL OF THE RETENTION OR PAYMENT OF FEES PAID OR
                             PAYABLE TO THE ADVISER

     Despite the inadvertent expiration of the Original Advisory Agreement on April 17, 2000, CSAM has continued to provide the Global Technology Fund with uninterrupted investment advisory services called for under the Original Advisory Agreement. From April 18, 2000 until

October 1, 2002, the Global Technology Fund has compensated the Adviser for its services in an amount equal to the percentage of the Global Technology Fund's average daily net assets stated in the Original Advisory Agreement. Since October 1, 2002, following the discovery of the invalidity of the Original Advisory Agreement, the fees payable to the Adviser have been retained by the Global Technology Fund pending the resolution of this matter. During this same period the Adviser has also continued to honor its expense limitation commitments to the Global Technology Fund. Through September 2002, the Global Technology Fund, its Board of Directors and the Adviser were unaware that the Original Advisory Agreement had expired due to the administrative error described above, and so the Global Technology Fund's payments of the Adviser's fees were made under the belief that the Adviser's services were being performed according to a valid advisory agreement.

     For the period April 18, 2000 through December 31, 2002, the investment advisory fees paid or payable by the Global Technology Fund, and applicable fee waivers and/or reimbursements, were as follows:

                                                  Fees Paid or Payable
                                                  (After Waivers and
           Fund                                     Reimbursements)             Waivers            Reimbursements
           ----                                     ---------------             -------            --------------
   Global Technology Fund                             $2,346,256               $(983,951)            $(160,148)

     The Adviser, relying on equitable principles, sought Board approval to allow the Adviser to avoid an economic burden and retain all payments, and be paid all unpaid amounts, as compensation for services provided, and to be provided, since April 18, 2000 through the effective date of the New Advisory Agreement. In granting their unanimous approval, the Directors, who were represented by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the termination of the Global Technology Fund's advisory agreement, considered the nature of the continuing relationship between the Adviser and the Global Technology Fund, the Adviser's willingness to subsidize the Global Technology Fund's operations, and the nature and the quality of the services it has performed for the Global Technology Fund since April 18, 2000. The Directors also considered that:

     o the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

     o the Global Technology Fund and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreement, and the amounts that were paid and are payable would have been no more than what the Global Technology Fund would have paid had the Original Advisory Agreement remained in effect;

     o but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Advisory Agreement continue uninterrupted since April 2000;

     o the Adviser has agreed to pay for the costs of soliciting shareholder approval of the New Advisory Agreement and the ratification of the retention of fees paid or payable to CSAM; and

     o should Board or shareholder approval be withheld, the Adviser could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreement, the unintended lapse of which had resulted from a simple administrative error.

Required Vote

     Having been advised of the equitable standard to be applied under Section 47(b) of the 1940 Act should the Global Technology Fund seek to rescind the terminated contracts and the costs likely to be involved in such litigation and having considered the absence of harm to the Global Technology Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of the Global Technology Fund unanimously approved the Adviser's request that CSAM be permitted to retain all fees paid, and all fees payable, to them since April 18, 2000 through the effective date of the New Advisory Agreement. The Board of the Global Technology Fund then determined to submit the matter for approval by the Global Technology Fund's shareholders. Approval of Proposal 4(b) requires the vote of a majority of the shares of the Global Technology Fund voting on the Proposal, voted in person or by proxy at the Special Meeting.

  THE BOARD OF THE GLOBAL TECHNOLOGY FUND, INCLUDING THE INDEPENDENT DIRECTORS,
   UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND VOTE
    "FOR" APPROVAL OF THE PAYMENT OF ALL FEES PAID AND PAYABLE TO THE ADVISER
                          DURING THE APPLICABLE PERIOD.

          PROPOSAL 5 - FOR THE SHAREHOLDERS OF BOTH ACQUIRED FUNDS: TO
                         MODIFY AND/OR ELIMINATE CERTAIN
                             INVESTMENT RESTRICTIONS

     Each Acquired Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, the Acquired Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Acquired Funds to remove certain of these restrictions. Investment companies, however, are required to have fundamental investment restrictions on the topics addressed in Proposals 5(a) through 5(c).

     Each Acquired Fund's Board, together with the Acquired Funds' officers and CSAM, have reviewed each Acquired Fund's current fundamental restrictions and have concluded that certain restrictions should be removed or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Acquired Funds. At the Special Meeting, shareholders will be asked to approve the revised restrictions.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of each Acquired Fund's assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions will be the standard form for new funds in the Credit Suisse Fund Complex.

     The revised restrictions do not affect the investment objectives of the Acquired Funds, which remain unchanged. The Acquired Funds will continue to be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law. The revised restrictions would give the Acquired Funds an increased ability to engage in certain activities. The Directors may consider and adopt such non-fundamental investment restrictions for the Acquired Funds as they determine to be appropriate and in the shareholders' best interests and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to significantly affect the manner in which the Acquired Funds are managed, the investment programs of the Acquired Funds or the investment performance of the Acquired Funds. The Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in either of the Acquired Funds, except where indicated below. However, if certain changes are approved (e.g., increased authority to borrow money) and an Acquired Fund utilizes that increased authority, an Acquired Fund may be subject to higher risks than previously.

     The Board of each Acquired Fund unanimously recommends that shareholders vote to amend or remove the Acquired Fund's fundamental investment restrictions as discussed below. Each section sets out the fundamental investment restrictions that will apply to each Acquired Fund if shareholders of that Acquired Fund approve that proposal. To be approved, each proposal must receive the vote of a "majority of the outstanding voting securities" of the Acquired Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Acquired Fund entitled to vote on the proposal, whichever is less. If any proposal is not approved for an Acquired Fund, then the Acquired Fund's existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action, including resoliciting shareholders. If shareholders approve the following changes to the fundamental investment restrictions of an Acquired Fund, such changes will become effective as of ____________, 2003.

Proposal 5(a) - To Modify the Fundamental Investment Restriction on Borrowing Money

     If shareholders of an Acquired Fund approve Proposal 5(a), each of the Acquired Fund's current fundamental investment restriction on borrowing money would be modified to read as follows:

          "The Fund may not borrow money, except to the extent permitted under the 1940 Act."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets.

     Under its current fundamental policy, the Global Health Sciences Fund may not borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Global Health Sciences Fund may not exceed 30% of the value of the Global Health Sciences Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing. Reverse repurchase agreements involve the sale of securities held by a fund pursuant to the fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In a dollar roll transaction, a fund sells a security and agrees to buy a substantially similar security for future delivery.

     Under its current fundamental policy, the Global Technology Fund may not borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Global Technology Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Global Technology Fund's total assets at the time of such borrowing.

     Each Acquired Fund also has a non-fundamental restriction limiting its ability to purchase securities while borrowings in excess of 5% of the fund's assets are outstanding. Removing the investment restriction on purchasing securities when borrowings are greater than 5% of an Acquired Fund's assets will enhance the Acquired Fund's flexibility in emergency situations.

     The proposed policy would: (1) permit borrowings of up to 33-1/3% of total assets; (2) permit the use of reverse repurchase agreements or dollar rolls; (3) remove the restrictions that allow borrowings to be made only from banks (the 1940 Act currently allows a fund to borrow any amount in excess of 5% of its total assets only from banks; however, the SEC has permitted some mutual funds to borrow from other funds, although there is no assurance that the SEC would grant the Credit Suisse Funds such permission, and other possibilities may develop as the financial services industry continues to evolve); and (4) remove the restrictions that limit the purchase of securities when loans are outstanding.

     To the extent an Acquired Fund borrows money, positive or negative performance by the Acquired Fund's investments may be magnified. An Acquired Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Acquired Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Acquired Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an Acquired Fund's net investment income in any given period.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(A).

Proposal 5(b) - To Modify the Fundamental Investment Restriction on Lending

     If shareholders of an Acquired Fund approve Proposal 5(b), each of the Acquired Fund's current fundamental investment restrictions on lending would be modified to read as follows:

          "The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend.

     Under its current fundamental restriction, the Global Health Sciences Fund may not make loans, except that the Global Health Sciences Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements. Under its current fundamental restriction, the Global Technology Fund may not make loans except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

     A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.

     The new restriction would allow the Acquired Funds to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

     The proposed modifications also would permit securities lending and the use of repurchase agreements by the Acquired Funds.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(B).

Proposal 5(c) - To Modify the Fundamental Investment Restriction on Real Estate Investments

     If shareholders of an Acquired Fund approve Proposal 5(C), each of the Acquired Fund's current fundamental investment restrictions on real estate investments would be modified to read as follows:

          "The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

     Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate.

     Under its current fundamental restriction, the Global Health Sciences Fund may not purchase or sell real estate except that the Global Health Sciences Fund may invest in securities secured by real estate, mortgages or interests therein. Under its current fundamental restriction, the Global Technology Fund may not purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     The proposed new restriction would: (1) preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate (provided that the investment is otherwise consistent with each Acquired Fund's investment program); and (2) clarify each Acquired Fund's ability to invest in real estate investment trusts ("REITs"). As a result of exercising its rights attached to real estate-related securities, an Acquired Fund could eventually own an interest in real property. If this occurs, the Acquired Fund would dispose of the property as soon as practicable, consistent with the Acquired Fund's best interests.

     By investing in a REIT, an Acquired Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Acquired Fund. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the "Code"), requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 5(C)

Proposal 5(d) - Global Health Sciences Fund Only: To Remove the Fundamental Investment Restriction on Margin Transactions

     If shareholders of the Global Health Sciences Fund approve Proposal 5(D), the Global Health Sciences Fund's current fundamental investment restriction on margin transactions would be removed. The Board could adopt a non-fundamental investment restriction on margin transactions in the future that could be modified without shareholder approval.

     Discussion of Proposed Modifications. The Global Health Sciences Fund is not required to have a fundamental investment restriction on margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, the Global Health Sciences Fund has a fundamental investment restriction that prohibits margin transactions, except where, for example, borrowing is necessary for the clearance of transactions or the margin transaction involves the use of futures and other financial instruments. The Global Health Sciences Fund does not currently intend to buy securities on margin but the proposed modifications would coordinate the Global Health Sciences Fund's policy in this area with the policies of the other funds in the Credit Suisse Fund family.

                   THE BOARD OF DIRECTORS OF THE GLOBAL HEALTH
                      SCIENCES FUND UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(D).

Proposal 5(e) - Global Health Sciences Fund Only: To Remove the Fundamental Investment Restriction on Investments in Oil, Gas or Mineral Exploration or Development Programs

     If shareholders of the Global Health Sciences Fund approve Proposal 5(E), the Fund's current fundamental investment restriction on investments in oil, gas or mineral exploration or development programs would be removed.

     Discussion of Proposed Modifications. There is no federal requirement that the Global Health Sciences Fund have a fundamental investment restriction on investments in oil, gas or mineral exploration or development programs. In order to maximize the Global Health Sciences Fund's investment flexibility, the Board proposes that the Global Health Sciences Fund's restriction on investments in oil, gas or mineral exploration or development programs be removed.

                   THE BOARD OF DIRECTORS OF THE GLOBAL HEALTH
                      SCIENCES FUND UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(E).

                 PROPOSAL 6 - TO CHANGE THE INVESTMENT OBJECTIVE
            OF THE ACQUIRED FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, but most funds, including the Acquired Funds, have stated that their investment objectives are fundamental. The Board of Directors of the Acquired

Funds has approved a proposal to make each Acquired Fund's investment objective non-fundamental.

     If approved by shareholders, this change would mean that the Board would be able to change an Acquired Fund's investment objective in the future without further approval by shareholders. This change would enhance an Acquired Fund's flexibility by allowing the Board to more easily alter an Acquired Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Acquired Fund shareholders would receive prior notice of any change to an Acquired Fund's investment objective. The Board, have no current intention of changing either Acquired Fund's investment objective.

     To be approved, this Proposal must receive the vote of a "majority of the outstanding voting securities" of the Acquired Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Acquired Fund entitled to vote on the proposal, whichever is less. If this Proposal is not approved for an Acquired Fund, then the Acquired Fund's investment objective will remain fundamental. The Board of the Acquired Fund would consider any other appropriate action, including resoliciting shareholder approval of the change.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 6.

           INFORMATION ON THE ACQUIRED FUND'S INDEPENDENT ACCOUNTANTS

     The Boards of the Acquired Funds have selected PricewaterhouseCoopers LLP ("PwC") as the independent accountants for the current fiscal year. PwC has been the independent accountants of the Acquired Funds since their inception. PwC has informed the Audit Committees for each Acquired Fund that it has no material direct or indirect financial interest in the Acquired Funds. In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining its independence.

     Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by PwC for professional services rendered for the audit of the Global Health Sciences Fund's and the Global Technology Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Global Health Sciences Fund's and the Global Technology Fund's most recent annual report to shareholders were $14,500 and $13,500, respectively. These fees relate to two funds in the Credit Suisse family of funds consisting of approximately 50 funds. Total audit fees during 2002 for all funds in the Credit Suisse family of funds are approximately $892,000.

Financial Information Systems Design and Implementation Fees

     PwC billed no fees for the Global Health Sciences and the Global Technology Funds' most recent fiscal year for professional services rendered in connection with financial information systems design and implementation services.

     For financial information systems design and implementation services provided to CSAM and all entities controlling, controlled by or under common control with CSAM that provide services to the Acquired Funds, PwC billed $5,100,000 during 2002. These fees represent fees paid by Credit Suisse First Boston (CSFB), a human resources and accounting system to PwC Consulting in connection with the worldwide implementation of PeopleSoft. Effective September 30, 2002 PwC sold PwC Consulting to IBM Corporation and effective as of this date PwC and PwC Consulting became two separate entities.

All Other Fees

     For other services provided to the Global Health Sciences and the Global Technology Funds', PwC billed $5,000 and $8,000 in fees, respectively, for the most recent fiscal year. These fees are comprised of: (1) tax services of $2,500 in connection with the review of each Acquired Fund's annual excise tax calculation and review and signing of each Acquired Fund's applicable tax return, (2) $2,500 in connection with agreed-upon procedures related to each Acquired Fund's change in fund accounting service providers and (3) $3,000 related to security counts performed under Rule 17f-2 of the of 1940 Act for the Global Technology Fund.

     For other services provided to CSAM and all other entities controlling, controlled by, or under common control with CSAM that provide services to the Acquired Funds, PwC billed $ 2,157,000 for the Acquired Funds' most recent fiscal year ending August 31, 2002. These fees are comprised of: (1) $664,0000 in connection with agreed-upon procedures relating to property financing transactions and pooled securitization transactions, (2) $793,000 in connection with expatriate tax consulting services, (3) $450,000 in connection with other tax related services and (4) $250,000 in connection with financial statement audits.

                             ADDITIONAL INFORMATION

     The Acquiring Fund and the Acquired Funds are subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the Acquired Funds to be used at the Special Meeting of Shareholders of the Acquired Funds to be held at[1:00] p.m. on May 22, 2003, at the offices of the Acquired Funds, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Funds on or about ________, 2003. Only shareholders of record as of the close of business on ________, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of _________ __, 2003, the Global Health Sciences Fund had the following shares outstanding and entitled to vote: ___________ Common Class shares and __________ Class A shares. As of ___________, 2003, the Global Technology Fund had the following shares outstanding and entitled to vote: ________ Common Class shares, ______ Class A shares. The holders of one-third of the outstanding shares of the Global Health Sciences Fund and the Global Technology Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting of the Global Health Sciences Fund and the Global Technology Fund respectively. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for Proposals 4(a), 5 and 6, which require the approval of a specified percentage of the outstanding shares of the relevant Acquired Fund. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 1, 2, 3 and 4(b) which require the approval of a (i) for Proposal 3, plurality of the shares of the relevant Acquired Fund, and (ii) for Proposals 1, 2 and 4(b), a majority of the shares of the relevant Acquired Fund, voting at the Special Meeting.

     Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the relevant Plan and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Funds, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

     CSAM has retained Georgeson Shareholder Communications, Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of each Acquisition, which are currently estimated to be $_________ with respect to the Global Health Sciences Fund and $__________ with respect to the Global Technology Fund, including the costs of the proxy solicitation relating to Proposals 1, 2 and 4(a) and (b) and the preparation of enclosures to the Prospectus/Proxy Statement relating to Proposals 1, 2 and 4(a) and (b), reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Funds and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement relating to Proposals 1, 2 and 4(a) and (b) will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). Costs of preparing, printing and mailing the enclosed proxy, accompanying notice and all other costs in connection with the solicitation of proxies for Proposals 3, 5, and 6 will be paid by the relevant Acquired Fund. It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

     In the event that a quorum necessary to vote on any of the proposals at the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to [1:00] p.m. on _________, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the relevant Plan which did not receive the vote necessary for its passage or to obtain a quorum. If there is represented a sufficient number of votes in favor, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the relevant Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the relevant Acquired Fund.

     As of December 31, 2002, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Funds as set forth above under "Proposal - Information About the Acquisitions -- Share Ownership of the Funds." CSAM and its affiliates have advised the Acquired Funds that they intend to vote the shares over which they have voting power at the Special Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

     The Board of Directors of each of the Acquired Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

     The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisitions and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement. The votes of the shareholders of the Acquiring Fund are being solicited in a separate proxy statement on proposals that are similar to Proposals 2, 4 and 5 above. There is no guarantee that the shareholders of the Acquiring Fund will approve these proposals.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited statement of assets and liabilities of the Global Health Sciences Fund, Global Technology Fund and the Acquiring Fund, dated as of August 31, 2002, August 31, 2002 and October 31, 2002, respectively, including their respective schedules of portfolio investments, and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants to each of the Funds, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

     The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated March __, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Funds requesting a copy of such Statement of Additional Information.

     1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

     2. The current Statement of Additional Information for the Global Health Sciences Fund, dated December 11, 2002 (as revised on December 16,
          2002), as supplemented as of the date hereof.

     3. The current Statement of Additional Information for the Global Technology Fund, dated January 1, 2003, as supplemented as of the date hereof.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable Baetjer and Howard, L.L.P as to certain matters under Maryland law.

                                                                    Exhibit A-1


                      AGREEMENT AND PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ___________, 2003, between and among Credit Suisse Global Post-Venture Capital Fund, Inc., a Maryland corporation (the "Acquiring Fund"), Credit Suisse Global Technology Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9, 9.2 and 9.3 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

                  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

                  WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

                  WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                  1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

                  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to each class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

                  1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                  1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

                  1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

                  1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

                  2.       Valuation

                  2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

                  2.2. The number of Class A Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class and Class A shares of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its Common Class and Class A shares determined using the same valuation procedures referred to in paragraph
2.1 by the net asset value per Share of the Class A shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

                  2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

                  3.   Closing and Closing Date

                  3.1. The Closing Date for the Reorganization shall be _________, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

                  3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

                  3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

                  4.   Representations and Warranties

                  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

                  (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

                  (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at August 31, 2002 and for the period from August 31, 1998 to August 31, 2002 have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

                  (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

                  (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

                  (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

                  (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

                  4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

                  (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                  (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

                  (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

                  (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

                  (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                  5.   Covenants of the Acquired Fund and the Acquiring Fund

                  5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

                  5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

                  5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

                  5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

                  5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                  5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such

Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

                  5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

                  6.   Conditions Precedent to Obligations of the Acquired Fund

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

                  6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

                  6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

                  That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-

14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

                  In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  6.4. The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  7.   Conditions Precedent to Obligations of the Acquiring Fund

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

                  7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

                  That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

                  In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended August 31, 2002.

                  7.9 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

                  7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

                  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

                  8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

                  8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

                  8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

                  (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

                  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                  8.6. (a) The approval of the receipt or retention of investment advisory fees paid or payable to CSAM from April 18, 2000 shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to each Fund; or

                       (b) the Board of Directors of the Acquired Fund has irrevocably waived any and all right it may have to seek rescission of the advisory contract between the Fund and CSAM dated December, 3, 1998 (the "Contract") or to recoup amounts paid or payable under the Contract; or

                       (c) CSAM has irrevocably waived any and all right it may have to receive or retain amounts paid or payable under the Contract.

                  9.   Brokerage Fees and Expenses; Other Agreements

                  9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

                  9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

                  9.3. (a) CSAM agrees to indemnify and hold harmless each person who at the time of execution of this Agreement is a director or officer of the Acquired Fund (a "CSAM Indemnified Party") from and against any and all direct and indirect liabilities, losses, claims, damages and expenses (including, without limitation, reasonable attorneys' fees) ("Losses") incurred by a CSAM Indemnified Party and that arise from or relate to the retention of investment advisory fees paid or payable to CSAM from April 18, 2000 until the Closing Date.

                       (b) CSAM's agreement to indemnify the CSAM Indemnified Parties pursuant to this paragraph 9.3 is expressly conditioned upon CSAM's being promptly notified of any action or claim brought against any such party after the CSAM Indemnified Party receives notice of the action. The failure of the CSAM Indemnified Party to notify CSAM shall not relieve CSAM from any liability that CSAM may have otherwise than on account of this indemnification agreement.

                       (c) In case any action or claim shall be brought against any CSAM Indemnified Party and it shall timely notify CSAM of the commencement thereof, CSAM shall be entitled to participate in, and, to the extent that it shall wish to do so, to assume the defense thereof with counsel satisfactory to it. If CSAM opts to assume the defense of such action, CSAM will not be liable to the CSAM Indemnified Party for any legal or other expenses subsequently incurred by the CSAM Indemnified Party in connection with the defense thereof other than (1) reasonable costs of investigation or the furnishing of documents or witnesses and (2) all reasonable fees and expenses of separate counsel to such CSAM Indemnified Party if the CSAM Indemnified Party shall have concluded reasonably that representation of CSAM and the CSAM Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them in the conduct of the defense of such action.

                  9.4. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

                  10.   Entire Agreement; Survival of Warranties

                  10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

                  10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  11.   Termination

                  11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

                  11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

                  12.   Amendments

                  This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                  13.   Notices

                  13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.


                  or to the Acquired Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

                  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquiring Fund or the Acquired Fund are personally liable hereunder.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

By:
   ---------------------------------------------------------------

Name:
Title:

Attestation By:
               ---------------------------------------------------

Name:
Title:


CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

By:
   ---------------------------------------------------------------

Name:
Title:

Attestation By:
               ---------------------------------------------------

Name:
Title:

Solely with respect to paragraphs 4.3, 5.9, 9.2 and 9.3 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
   ---------------------------------------------------------------

Name:
Title:

Attestation By:
               ---------------------------------------------------
Name:
Title:

                                                                   Exhibit A-2


                      AGREEMENT AND PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ___________, 2003, between and among Credit Suisse Global Post-Venture Capital Fund, Inc., a Maryland corporation (the "Acquiring Fund"), Credit Suisse Global Health Sciences Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

                  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

                  WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

                  WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                  1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

                  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

                                     A-2-1

                  1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                  1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as

                                      A-2-2
determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

                  1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

                  1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

                  2.   Valuation

                  2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

                  2.2. The number of Shares of the Class A of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class and Class A shares of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its Common Class and Class A shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Class A shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

                  2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

                  3.   Closing and Closing Date

                  3.1. The Closing Date for the Reorganization shall be _________, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

                  3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an

                                      A-2-3
authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

                  3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

                  4.  Representations and Warranties

                  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

                  (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

                                      A-2-4

                  (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at August 31, 2002 and for the period from December 31, 1996 to August 31, 2002 have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

                  (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

                  (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

                  (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as

                                      A-2-5
provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

                  (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and

                                      A-2-6
regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

                  4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

                  (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                  (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except

                                      A-2-7
as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

                  (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

                  (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

                  (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

                                      A-2-8

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                  5.   Covenants of the Acquired Fund and the Acquiring Fund

                  5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

                  5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

                  5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

                  5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

                  5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                  5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such

                                      A-2-9

Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) continue to use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of
Section 368(c) of the Code.

                  5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

                  6.   Conditions Precedent to Obligations of the Acquired Fund

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

                  6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as

                                      A-2-10
they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

                  6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

                  That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-

                                      A-2-11

14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

                  In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  6.4. The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  7.   Conditions Precedent to Obligations of the Acquiring Fund

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and

                                      A-2-12
dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

                  7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

                  That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions,

                                      A-2-13
qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

                  In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended August 31, 2002.

                                      A-2-14

                  7.9 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

                  7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

                  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

                  8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

                  8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

                  8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                                      A-2-15

                  8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

                  (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

                  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                  9.   Brokerage Fees and Expenses; Other Agreements

                  9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

                  9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not

                                      A-2-16
normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

                  9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

                  10.  Entire Agreement; Survival of Warranties

                  10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

                  10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  11.  Termination

                  11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

                  11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

                                      A-2-17

                  12.  Amendments

                  This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                  13.  Notices

                  13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.


                  or to the Acquired Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

                  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                      A-2-18

                  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquiring Fund or the Acquired Fund are personally liable hereunder.

                                      A-2-19

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

By:
   --------------------------------------------------------------------

Name:
Title:

Attestation By:
               --------------------------------------------------------

Name:
Title:


CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.

By:
   --------------------------------------------------------------------

Name:
Title:

Attestation By:
               --------------------------------------------------------

Name:
Title:

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
   --------------------------------------------------------------------

Name:
Title:

Attestation By:
               --------------------------------------------------------
Name:
Title:

                                                                      Exhibit B

                                      FORM

                                       OF

                       CSAM INVESTMENT ADVISORY AGREEMENT


                                ___________, 2003



Credit Suisse Asset Management, LLC
466 Lexington Avenue
16th Floor
New York, New York  10017

Dear Sirs:

                  Credit Suisse ________________ Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

          1.      Investment Description; Appointment

                  The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

         2.       Services as Investment Adviser

                  Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended (the "Advisers Act"), (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI, (c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement. In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

                  Subject to the approval of the Board of Directors of the Fund and, where required by law, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreement(s) or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

         3.       Brokerage

                  In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.       Information Provided to the Fund

                  The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5.       Disclosure Regarding the Adviser

                  (a) The Adviser has reviewed the disclosure about the Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Adviser or information related, directly or indirectly, to the Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Adviser agrees to notify the Fund promptly of (i) any statement about the Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, (iii) any reorganization or change in the Adviser, including any change in its ownership or key employees, or (iv) any change in the membership of the Adviser, as long as the Adviser is a partnership.

                  (c) Prior to the Fund or any affiliated person (as defined in the 1940 Act, an "Affiliate") of the Fund using or distributing sales literature or other promotional material referring to the Adviser ("Promotional Material"), the Fund shall forward such material to the Adviser and shall allow the Adviser reasonable time to review the material. The Adviser will not act unreasonably in its review of Promotional Material and the Fund will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Adviser has supplied the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

         6.       Compliance

                  (a) The Adviser agrees that it shall promptly notify the Fund
(i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

                  (b) The Fund agrees that it shall promptly notify the Adviser in the event that the SEC has censured the Fund; placed limitations upon any of its activities, functions or operations; or has commenced proceedings or an investigation that may result in any of these actions.

                  (c) The Fund shall be given access to the records of the Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Adviser for their own accounts and on behalf of other clients. The Adviser agrees to cooperate with the Fund and its representatives in connection with any such monitoring efforts.

         7.       Books and Records

                  (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request.

The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

                  (b) The Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

                  (c) The Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         8.       Standard of Care

                  The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

         9.       Compensation

                  In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of _______%1 of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the calendar year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.


--------------------
1  For fee rates of each Fund, see Exhibit A.

         10.      Expenses

                  The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

         11.      Services to Other Companies or Accounts

                  The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

         12.      Term of Agreement

                  This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

         13.      Representations by the Parties

                  (a) The Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

                  (b) The Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

                  (c) The Adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code and will provide any certifications required by Rule 17j-1.

                  (d) The Fund represents that a copy of its Articles of Incorporation, dated ________________, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

         14.      Miscellaneous

                  The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and business trusts may include the name "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof) as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations or business trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof) will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof).

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.



                                 Very truly yours,



                                 CREDIT SUISSE ____________________ FUND, INC.



                                 By:
                                     -

                                 Name:

                                 Title:





Accepted:


CREDIT SUISSE ASSET MANAGEMENT, LLC


By:

Name:

Title:

                                    Exhibit A

                        Advisory Fee Rates For Each Fund

 Fund                                                   Investment Advisory Fee*




------------------------
*As a percentage of average daily net assets.
-------------------------------------------------------------------------------

                                                                     Exhibit C

             CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE GROUP

GENERAL

                  CSAM is located at 466 Lexington Avenue, New York, New York 10017-3140. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

                  CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017-3140, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

EXECUTIVE OFFICERS OF CSAM

                  The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017-3140.


------------------------------------------ ---------------------------------------------------------------------------
                  NAME                                    POSITION WITH CSAM AND PRINCIPAL OCCUPATION
------------------------------------------ ---------------------------------------------------------------------------

Joseph Gallagher                           Chief Executive Officer, Managing Director and Member of the Management
                                           Committee
 ------------------------------------------ ---------------------------------------------------------------------------
Laurence R. Smith                          Global Chief Investment Officer, Managing Director and Member of the
                                           Management Committee
------------------------------------------ ---------------------------------------------------------------------------
Elizabeth B. Dater                         Co-Head of U.S. Equities, Managing Director and Member of the Management
                                           Committee
------------------------------------------ ---------------------------------------------------------------------------
Jo Ann Corkran                             Head of Core Fixed Income, Managing Director and Member of the Management
                                           Committee
------------------------------------------ ---------------------------------------------------------------------------
George M. Jamgochian                       Head of Institutional Marketing, Managing Director and Member of the
                                           Management Committee
------------------------------------------ ---------------------------------------------------------------------------

------------------------------------------ ---------------------------------------------------------------------------
                  NAME                                    POSITION WITH CSAM AND PRINCIPAL OCCUPATION
------------------------------------------ ---------------------------------------------------------------------------

Hal Liebes                                 Global General Counsel, Secretary, Managing Director and Member of the
                                           Management Committee
------------------------------------------ ---------------------------------------------------------------------------
Matthew C. Moss                            Chief Financial Officer, Managing Director and Member of the Management
                                           Committee
------------------------------------------ ---------------------------------------------------------------------------
Daniel C. Rowland                          Director of Human Resources, Director, Member of the Management Committee
------------------------------------------ ---------------------------------------------------------------------------
Gregory R. Sawers                          Head of Research, Co-Head of U.S. Equities, Managing Director and Member
                                           of the Management Committee
------------------------------------------ ---------------------------------------------------------------------------

SIMILAR FUNDS MANAGED BY CSAM

                  The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Credit Suisse Technology Fund.


                                       NET ASSETS OF       CONTRACTUAL
                                       CSAM MANAGED        ADVISORY FEE
                                      SIMILAR FUND AS
                                        OF 12/31/02     (AS A PERCENTAGE OF
            SIMILAR FUND                                  AVERAGE DAILY NET
      CURRENTLY ADVISED BY CSAM         (IN DOLLARS)           ASSETS)           FEE WAIVER
---------------------------------------------------------------------------------------------


OPEN-END FUNDS
---------------------------------------------------------------------------------------------
Credit Suisse Trust -
Global Technology Portfolio                 --               1.00%                 Yes
---------------------------------------------------------------------------------------------
Global Health Sciences
Fund, Inc.                                  --               1.00%                 Yes
---------------------------------------------------------------------------------------------
Global Financial Services
Fund, Inc.                                  --                .90%                 Yes
---------------------------------------------------------------------------------------------


BROKERAGE POLICIES

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB and other affiliates of Credit Suisse. A Fund may utilize CSFB or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                   SUBJECT TO COMPLETION, DATED MARCH 4, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 Lexington Avenue
                          New York, New York 10017-3140
                                 (800) 927-2874

      RELATING TO THE ACQUISITION BY THE CREDIT SUISSE GLOBAL POST-VENTURE
                   CAPITAL FUND, INC. (THE "ACQUIRING FUND")

      OF THE ASSETS OF THE CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
          (THE "GLOBAL HEALTH SCIENCES FUND") AND CREDIT SUISSE GLOBAL
        TECHNOLOGY FUND, INC. (THE "GLOBAL TECHNOLOGY FUND" AND, TOGETHER
         WITH THE GLOBAL HEALTH SCIENCES FUND, THE "ACQUIRED FUNDS") IN
                              SEPARATE TRANSACTIONS

                              Dated: March __, 2003

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Funds in separate transactions to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Funds, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2003.

2. Statement of Additional Information for the Global Health Sciences Fund, dated December 11, 2002 (as revised December 16, 2002).

3. Statement of Additional Information of the Global Technology Fund, dated January 1, 2003.

4.   Annual Report of the Acquiring Fund for the year ended October 31, 2002.

5. Annual Report of the Global Health Sciences Fund for the year ended August 31, 2002.

6.   Annual Report of the Global Technology Fund for the year ended August 31,
     2002.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated March __, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The Annual Report of the Global Health Sciences Fund and for the Global Technology Fund for the year ended August 31, 2002 and the Acquiring Fund for the year ended October 31, 2002, in each case including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein.

                         PRO FORMA FINANCIAL STATEMENTS

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2002 and the unaudited pro forma condensed Statement of Operations for the twelve months ended October 31, 2002 for each of the Acquiring Fund and the Acquired Funds, as adjusted, giving effect to the Acquisition.

Statement of Assets and Liabilities
October 31, 2002 (Unaudited)

                                                                  Acquired Fund                         Acquiring Fund

                                                           CS Global Health Sciences           CS Global Post-Venture Capital
                                                           -------------------------           ------------------------------
                                                             Cost               Value              Cost              Value
                                                             ----               -----              ----              -----
ASSETS
   Investments at value                                   $49,483,521        $43,333,821        $64,273,397        $54,359,288
   Cash                                                           461                461             21,147             21,286
   Receivable for investment sold unsettled                        --                 --                 --            142,578
   Receivable for Fund shares sold                                 --              3,058                 --              8,969
   Dividends and interest receivable                               --             10,291                 --             24,510
   Prepaid expenses                                                --             22,203                 --             30,980
   Other assets                                                    --                687                 --                 --
                                                                             -----------                           -----------
           Total Assets                                            --         43,370,521                            54,587,611
                                                                             -----------                           -----------

LIABILITIES
   Payable for investments purchased unsettled                                        --                               158,463
   Advisory fee payable                                                            1,325                                12,956
   Administration fee payable                                                      6,602                                10,223
   Distribution fee payable                                                        9,074                                11,735
   Payable for Fund shares redeemed                                               14,992                               136,198
   Accrued expenses payable                                                      117,489                                74,370
                                                                             -----------                           -----------
           Total Liabilities                                                     149,482                               403,945
                                                                             -----------                           -----------


NET ASSETS                                                                    43,221,039                            54,183,666
                                                                             ===========                           ===========

Common Class
   Net Assets                                                                 43,152,320                            52,702,054
   Shares outstanding                                                          3,148,381                             4,784,338
   Net assets value, offering price and redemption
   price per share                                                                 13.71                                 11.02

Advisor Class
   Net Assets                                                                                                        1,305,912
   Shares outstanding                                                                                                  120,694
   Net assets value, offering price and redemption
   price per share                                                                                                       10.82

Class A Shares
   Net Assets                                                                     68,719                                35,034
   Shares outstanding                                                              5,014                                 3,185
   Net assets value and redemption price per share                                 13.71                                 11.00
   Maximum offering price per share (net
   asset value plus maximum sales charge)                                          14.54                                 11.67

Class B Shares
   Net Assets                                                                                                           80,860
   Shares outstanding                                                                                                    7,413
   Net assets value and offering
   price per share                                                                                                       10.91

Class C Shares
   Net Assets                                                                                                           59,806
   Shares outstanding                                                                                                    5,477
   Net assets value and offering price
   per share                                                                                                             10.92

                                                           Adjustments                        Pro Forma
                                                           -----------                        ---------
                                                                                    Cost                   Value
                                                                                    ----                   -----
ASSETS
  Investments at value                                                        $  113,756,918          $   97,693,109
  Cash                                                                                21,608                  21,747
  Receivable for investment sold unsettled                                                --                 142,578
  Receivable for Fund shares sold                                                         --                  12,027
  Dividends and interest receivable                                                       --                  34,801
  Prepaid expenses                                           (22,203)(a)                  --                  30,980
  Other assets                                                                            --                     687
                                                                                                      --------------
         Total Assets                                                                                     97,935,929
                                                                                                      --------------

LIABILITIES
  Payable for investments purchased
  unsettled                                                                                                  158,463
  Advisory fee payable                                                                                        14,281
  Administration fee payable                                                                                  16,825
  Distribution fee payable                                                                                    20,809
  Payable for Fund shares redeemed                                                                           151,190
  Accrued expenses payable                                                                                   191,859
                                                                                                      --------------
         Total Liabilities                                                                                   553,427
                                                                                                      --------------

NET ASSETS                                                   (22,203)(a)                                  97,382,502
                                                      ==============                                  ==============

Common Class
  Net Assets                                             (43,152,320)(b)                                  52,702,054
  Shares outstanding                                      (3,148,381)(b)                                   4,784,338
  Net assets value, offering price and redemption
  price per share                                                                                              11.02

Advisor Class
  Net Assets                                                                                               1,305,912
  Shares outstanding                                                                                         120,694
  Net assets value, offering price and redemption
  price per share                                                                                              10.82

Class A Shares
  Net Assets                                              43,130,117 (a)(b)                               43,233,870
  Shares outstanding                                       3,922,153 (b)                                   3,930,352
  Net assets value and redemption
  price per share                                                                                              11.00
  Maximum offering price per share
  (net asset value plus maximum sales charge)                                                                  11.67

Class B Shares
  Net Assets                                                                                                  80,860
  Shares outstanding                                                                                           7,413
  Net assets value and offering
  price per share                                                                                              10.91

Class C Shares
  Net Assets                                                                                                  59,806
  Shares outstanding                                                                                           5,477
  Net assets value and offering price
  per share                                                                                                    10.92

                  See Pro Forma notes to financial statements.

Statement of Assets and Liabilities
October 31, 2002 (Unaudited)

                                                            Acquired Fund                   Acquiring Fund

                                                      CS Global Technology Capital      CS Global Post-Venture
                                                      ----------------------------    ---------------------------
                                                          Cost          Value             Cost          Value
                                                          ----          -----             ----          -----
ASSETS
  Investments at value                                $96,334,009     $66,817,360     $64,273,397     $54,359,288
  Cash                                                        179             179          21,147          21,286
  Receivable for investment sold unsettled                     --       1,645,822              --         142,578
  Receivable for Fund shares sold                              --          90,739              --           8,969
  Dividends and interest receivable                            --          22,378              --          24,510
  Receivable from advisor                                      --           4,186              --              --
  Prepaid expenses                                             --          19,721              --          30,980
  Other assets                                                 --           1,306              --              --
                                                                      -----------                     -----------
         Total Assets                                          --      68,601,691                      54,587,611
                                                                      -----------                     -----------

LIABILITIES
  Payable for investments purchased unsettled                             938,776                         158,463
  Advisory fee payable                                                         --                          12,956
  Administration fee payable                                                4,995                          10,223
  Distribution fee payable                                                 13,214                          11,735
  Payable for Fund shares redeemed                                         84,043                         136,198
  Accrued expenses payable                                                195,152                          74,370
                                                                      -----------                     -----------
         Total Liabilities                                              1,236,180                         403,945
                                                                      -----------                     -----------
NET ASSETS                                                             67,365,511                      54,183,666
                                                                      ===========                     ===========
Common Class
  Net Assets                                                           66,288,582                      52,702,054
  Shares outstanding                                                    3,570,256                       4,784,338
  Net assets value, offering price and redemption
  price per share                                                           18.57                           11.02

Advisor Class
  Net Assets                                                                   --                       1,305,912
  Shares outstanding                                                           --                         120,694
  Net assets value, offering price and redemption
  price per share                                                              --                           10.82

Class A Shares
  Net Assets                                                            1,076,929                          35,034
  Shares outstanding                                                       58,006                           3,185
  Net assets value and redemption
  price per share                                                           18.57                           11.00
  Maximum offering price per share
  (net asset value plus maximum sales charge)                               19.70                           11.67

Class B Shares
  Net Assets                                                                   --                          80,860
  Shares outstanding                                                           --                           7,413
  Net assets value and offering
  price per share                                                              --                           10.91

Class C Shares
  Net Assets                                                                   --                          59,806
  Shares outstanding                                                           --                           5,477
  Net assets value and offering price
  per share                                                                    --                           10.92

                                                           Adjustments                    Pro Forma
                                                           -----------                    ---------
                                                                                  Cost                Value
                                                                                  ----                -----
ASSETS
  Investments at value                                                      $ 160,607,406         $ 121,176,648
  Cash                                                                             21,326                21,465
  Receivable for investment sold
  unsettled                                                                            --             1,788,400
  Receivable for Fund shares sold                                                      --                99,708
  Dividends and interest receivable                                                    --                46,888
  Receivable from advisor                                                              --                 4,186
  Prepaid expenses                                          (19,721)(a)                --                30,980
  Other assets                                                                         --                 1,306
                                                                                                  -------------
         Total Assets                                                                               123,169,581
                                                                                                  -------------

LIABILITIES
  Payable for investments purchased
  unsettled                                                                                           1,097,239
  Advisory fee payable                                                                                   12,956
  Administration fee payable                                                                             15,218
  Distribution fee payable                                                                               24,949
  Payable for Fund shares redeemed                                                                      220,241
  Accrued expenses payable                                                                              269,522
                                                                                                  -------------
         Total Liabilities                                                                            1,640,125
                                                                                                  -------------
NET ASSETS                                                  (19,721)(a)                             121,529,456
                                                        ===========                               =============

Common Class
  Net Assets                                            (66,288,582)(b)                              52,702,054
                                                        ===========                                  ==========
  Shares outstanding                                     (3,570,256)(b)                               4,784,338
  Net assets value, offering price and redemption
  price per share                                                                                         11.02

Advisor Class
  Net Assets                                                     --                                   1,305,912
  Shares outstanding                                             --                                     120,694
  Net assets value, offering price and redemption
  price per share                                                --                                       10.82

Class A Shares

  Net Assets                                             66,268,861(a),(b)                           67,380,824
  Shares outstanding                                      6,064,338(b)                                6,125,529
  Net assets value and redemption price per share                                                         11.00
  Maximum offering price per share
  (net asset value plus maximum sales charge)                                                             11.67

Class B Shares
  Net Assets                                                     --                                      80,860
  Shares outstanding                                             --                                       7,413
  Net assets value and offering price per share                  --                                       10.91

Class C Shares
  Net Assets                                                     --                                      59,806
  Shares outstanding                                             --                                       5,477
  Net assets value and offering price
  per share                                                      --                                       10.92

                  See Pro Forma notes to financial statements.

Statement of Assets and Liabilities
As of October 31, 2002 (Unaudited)

                                                  Acquired Fund                 Acquired Fund

                                              CS Global Technology         CS Global Health Sciences
                                          ---------------------------     --------------------------
                                              Cost            Cost           Cost            Value
                                              ----            ----           ----            -----
ASSETS
  Investments at value                    $96,334,009     $66,817,360     $49,483,521     $43,333,821
  Cash                                            179             179             461             461
  Receivable for investment sold
  unsettled                                        --       1,645,822              --           3,058
  Receivable for Fund shares sold                  --          90,739              --          10,291
  Dividends and interest receivable                --          22,378              --              --
  Receivable from advisor                          --           4,186              --              --
  Prepaid expenses                                 --          19,721              --          22,203
  Other assets                                     --           1,306              --             687
                                                          -----------                     -----------
         Total Assets                              --      68,601,691              --      43,370,521
                                                          -----------                     -----------

LIABILITIES
  Payable for investments purchased
  unsettled                                                   938,776                              --
  Advisory fee payable                                             --                           1,325
  Administration fee payable                                    4,995                           6,602
  Distribution fee payable                                     13,214                           9,074
  Payable for Fund shares redeemed                            84,0443                          14,992
  Accrued expenses payable                                    195,152                         117,489
                                                          -----------                     -----------
         Total Liabilities                                  1,236,180                         149,482
                                                          -----------                     -----------

NET ASSETS                                                 67,365,511                      43,221,039
                                                          ===========                     ===========

Common Class
  Net Assets                                               66,288,582                      43,152,320
  Shares outstanding                                        3,570,256                       3,148,381
  Net assets value, offering price
  and redemption price per share                                18.57                           13.71

Advisor Class
  Net Assets                                                       --                              --
  Shares outstanding                                               --                              --
  Net assets value, offering price
  and redemption
  price per share                                                  --                              --

Class A Shares
  Net Assets                                                1,076,929                          68,719
  Shares outstanding                                           58,006                           5,014
  Net assets value and redemption
  price per share                                               18.57                           13.71
  Maximum offering price per share
  (net asset value plus maximum sales
  charge)                                                       19.70                           14.54

Class B Shares
  Net Assets                                                       --                              --
  Shares outstanding                                               --                              --
  Net assets value and offering
  price per share                                                  --                              --

Class C Shares
  Net Assets                                                       --                              --
  Shares outstanding                                               --                              --
  Net assets value and offering price
  per share                                                        --                              --

                                                         Acquiring Fund
                                                CS Global Post-Venture Capital      Adjustments             Pro Forma
                                                ------------------------------      -----------             ---------
                                                    Cost            Value                                 Cost              Value
                                                    ----            -----                                 ----              -----
ASSETS
  Investments at value                           $64,273,397    $ 54,359,288                        $ 160,607,406     $ 164,510,469
  Cash                                                21,147          21,286                               21,787            21,926
  Receivable for investment sold unsettled                --         142,578                                   --         1,788,400
  Receivable for Fund shares sold                                      8,969                                                102,766
  Dividends and interest receivable                       --          24,510                                   --            57,179
  Receivable from advisor                                 --              --                                   --             4,186
  Prepaid expenses                                        --          30,980          (41,924)(a)              --            30,980
  Other assets                                            --              --               --                                 1,993
                                                                  ----------                                            -----------
         Total Assets                                             54,587,611                                            166,517,899
                                                                  ----------                                            -----------

LIABILITIES
  Payable for investments purchased
  unsettled                                                          158,463                                              1,097,239
  Advisory fee payable                                                12,956                                                 14,281
  Administration fee payable                                          10,223                                                 21,820
  Distribution fee payable                                            11,735                                                 34,023
  Payable for Fund shares redeemed                                   136,198                                                235,233
  Accrued expenses payable                                            74,370                                                387,011
                                                                  ----------                                            -----------
         Total Liabilities                                           403,945                                              1,789,607
                                                                  ----------                                            -----------
NET ASSETS                                                        54,183,666          (41,924)(a)                       164,728,292
                                                                  ==========     ============                           ===========
Common Class
  Net Assets                                                      52,702,054     (109,440,902)(b)                        52,702,054
  Shares outstanding                                               4,784,338       (6,718,637)(b)                         4,784,338
  Net assets value, offering price
  and redemption price per share                                       11.02                                                  11.02

Advisor Class
  Net Assets                                                       1,305,912               --                             1,305,912
  Shares outstanding                                                 120,694               --                               120,694
  Net assets value, offering price
  and redemption
  price per share                                                      10.82               --                                 10.82

Class A Shares
  Net Assets                                                          35,034      109,398,978(a),(b)                    110,579,660
  Shares outstanding                                                   3,185        9,986,491(b)                         10,052,696
  Net assets value and redemption
  price per share                                                      11.00                                                  11.00
  Maximum offering price per share
  (net asset value plus maximum sales
  charge)                                                              11.67                                                  11.67

Class B Shares
  Net Assets                                                          80,860               --                                80,860
  Shares outstanding                                                   7,413               --                                 7,413
  Net assets value and offering
  price per share                                                      10.91               --                                 10.91

Class C Shares
  Net Assets                                                          59,806               --                                59,806
  Shares outstanding                                                   5,477               --                                 5,477
  Net assets value and offering price
  per share                                                            10.92               --                                 10.92

Credit Suisse Global Health Sciences Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

AdvancePCS                                           18,000          $  451,800
Affymetrix, Inc.                                     95,500           2,492,550

AmerisourceBergen Corp.                              11,100             789,765

Andrx Corp.                                          16,900             261,105

Anthem, Inc.                                         30,800           1,940,400
Applera Corp. - Celera Genomics Group                72,600             598,224
Array BioPharma, Inc.                                54,900             456,768

Biomet, Inc.                                         18,200             536,172
Biovail Corp.                                         8,500             269,025

Caremark Rx, Inc.                                    28,200             499,140

CollaGenex Pharmaceuticals, Inc.                     64,400             450,800
Community Health Care                                29,800             700,300
Cubist Pharmaceuticals, Inc.                         48,500             313,310

Enzon, Inc.                                          12,700             246,380
Express Scripts, Inc.                                22,800           1,235,304
Fisher Scientific International, Inc.                26,700             763,620
Galen Holdings PLC ADR                               21,500             524,600

Genentech, Inc.                                      28,500             971,565

HCA, Inc.                                            13,300             578,417
Health Management Associates, Inc. Class A           38,700             739,944

ICN Pharmaceuticals, Inc.                            34,500             288,075
IDEC Pharmaceuticals Corp.                           46,900           2,158,338

Invitrogen Corp.                                     29,400             817,908

Johnson & Johnson                                    28,412           1,669,205
King Pharmaceuticals, Inc.                           98,249           1,508,122
Laboratory Corporation of America Holdings           20,952             504,943
LifePoint Hospitals, Inc.                            44,200           1,385,670

Medarex, Inc.                                        59,400             235,818
Medimmune, Inc.                                      18,700             477,785
Medtronic, Inc.                                      36,100           1,617,280

Monsanto Co.                                          9,740             161,002

Mylan Laboratories, Inc.                             33,400           1,051,098

Omnicare, Inc.                                       35,700             775,761
OSI Pharmaceuticals, Inc.                            13,900             240,748
Pfizer Inc.                                          36,425           1,157,223
Pharmacia Corp.                                      57,097           2,455,171

Priority Healthcare Corp. Class B                    38,600             937,594

Protein Design Labs, Inc.                            50,300             417,490
Quest Diagnostics, Inc.                              12,800             817,024

Respironics, Inc.                                    20,200             645,188

Scios, Inc.                                          64,600           1,864,356

Select Medical Corp.                                 29,700             384,318
Sepracor, Inc.                                       70,200             610,740
Shire Pharmaceuticals Group PLC ADR                  41,200             962,432

SICOR, Inc.                                          56,300             837,744

Teva Pharmaceutical Industries, Ltd. ADR              9,600             743,328
Therasense, Inc.                                     38,600             230,442
Trimeris, Inc.                                       24,500           1,291,885

Watson Pharmaceuticals, Inc.                          8,600             236,414
WebMD Corp.                                         218,000           1,375,580

Wyeth                                                13,700             458,950

                                                        Par
                                                        ---
State Street Bank & Trust Co. Euro Time
Deposit, 1.750%, 11/01/02                              $197             197,000
                                                                    -----------
                                                                    $43,333,821
                                                                    ===========


Credit Suisse Global Post-Venture Capital Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600          $  629,408
AdvancePCS                                           48,300           1,212,330
Affymetrix, Inc.                                     51,000           1,331,100
Ambac Financial Group, Inc.                          10,000             618,000

Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487

Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         19,200           1,209,600

ASML Holding NV                                     174,460           1,529,019
Austin Ventures*                                     36,319              36,319
BEA Systems, Inc.                                   107,400             868,758

BISYS Group, Inc.                                    51,200             916,480
Boston Ventures*                                    455,659             455,659
Cablevision Systems New York Group Class A           54,500             521,020

Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                   1,628              18,201
Clear Channel Communications, Inc.                    7,400             274,170

CVC Capital Partners*                               148,772             148,773
Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137
Education Management Corp.                           25,400             932,180
Enterprise Inns PLC                                 114,400           1,035,392

Fisher Scientific International, Inc.                29,700             849,420

Game Group PLC                                      656,600           1,147,952

Generale de Sante                                    75,800             750,659
Getinge AB Class B                                   43,700             810,841

Health Management Associates, Inc. Class A           31,900             609,928
Hot Topic, Inc.                                      50,400             982,800

IDEC Pharmaceuticals Corp.                           13,100             602,862
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        100,200              38,076
Integrated Circuit Systems, Inc.                     16,300             333,172

Istar Financial, Inc.                                30,000             852,000

Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.*                    114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336

Medimmune, Inc.                                      29,100             743,505

Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159

Montpelier Re Holdings, Ltd                          14,200             360,680

Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988
New Enterprise Associates*                          418,487             418,487
Newfield Exploration Co.                             26,000             909,740
Nintendo Company, Ltd.                               14,900           1,435,194
Nobel Biocare Holding AG                              2,913             162,010
Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LP*                       367,637             367,637

Planetweb, Inc.*                                    183,800              71,682

PRN Corp.*                                           88,000             792,000
PRN Corp. Warrants *                                 20,366                   0

Quest Diagnostics, Inc.                              16,000           1,021,280
Radian Group, Inc.                                   26,400             931,128

Ryanair Holdings PLC ADR                             14,600             543,266
Ryanair Holdings PLC                                232,800           1,527,884
Sage Group PLC                                      664,500           1,517,831

Sega Corp.                                               40                 483

Shoppers Drug Mart Corp.                             55,100             876,048

Spinnaker Exploration Co.                            33,600             646,800
Tandberg ASA                                        171,600           1,857,584

Ultratech Stepper, Inc.                              59,600             524,480
United Surgical Partners International,
Inc.                                                 27,000             536,220
USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188
Watson Pharmaceuticals, Inc.                         16,300             448,087

Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003

Wysdom, Inc. Warrants*                               60,000                   0
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro
Time Deposit, 1.750%, 11/01/02                       $2,173           2,173,000
                                                                   ------------
                                                                   $ 54,359,288
                                                                   ============


Acquiring Fund
Combined Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600          $  629,408
AdvancePCS                                           66,300           1,664,130
Affymetrix, Inc.                                    146,500           3,823,650
Ambac Financial Group, Inc.                          10,000             618,000
AmerisourceBergen Corp.                              11,100             789,765
Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487
Andrx Corp.                                          16,900             261,105
Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         50,000           3,150,000
Applera Corp. - Celera Genomics Group                72,600             598,224
Array BioPharma, Inc.                                54,900             456,768
ASML Holding NV                                     174,460           1,529,019
Austin Ventures                                      36,319              36,319
BEA Systems, Inc.                                   107,400             868,758
Biomet, Inc.                                         18,200             536,172
Biovail Corp.                                         8,500             269,025
BISYS Group, Inc.                                    51,200             916,480
Boston Ventures                                     455,659             455,659
Cablevision Systems New York Group Class A           54,500             521,020
Caremark Rx, Inc.                                    28,200             499,140
Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                   1,628              18,201
Clear Channel Communications, Inc.                    7,400             274,170
CollaGenex Pharmaceuticals, Inc.                     64,400             450,800
Community Health Care                                29,800             700,300
Cubist Pharmaceuticals, Inc.                         48,500             313,310
CVC Capital Partners                                148,772             148,773
Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137
Education Management Corp.                           25,400             932,180
Enterprise Inns PLC                                 114,400           1,035,392
Enzon, Inc.                                          12,700             246,380
Express Scripts, Inc.                                22,800           1,235,304
Fisher Scientific International, Inc.                56,400           1,613,040
Galen Holdings PLC ADR                               21,500             524,600
Game Group PLC                                      656,600           1,147,952
Genentech, Inc.                                      28,500             971,565
Generale de Sante                                    75,800             750,659
Getinge AB Class B                                   43,700             810,841
HCA, Inc.                                            13,300             578,417
Health Management Associates, Inc. Class A           70,600           1,349,872
Hot Topic, Inc.                                      50,400             982,800
ICN Pharmaceuticals, Inc.                            34,500             288,075
IDEC Pharmaceuticals Corp.                           60,000           2,761,200
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        100,200              38,076
Integrated Circuit Systems, Inc.                     16,300             333,172
Invitrogen Corp.                                     29,400             817,908
Istar Financial, Inc.                                30,000             852,000
Johnson & Johnson                                    28,412           1,669,205
King Pharmaceuticals, Inc.                           98,249           1,508,122
Laboratory Corporation of America Holdings           20,952             504,943
LifePoint Hospitals, Inc.                            44,200           1,385,670
Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.                     114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336
Medarex, Inc.                                        59,400             235,818
Medimmune, Inc.                                      47,800           1,221,290
Medtronic, Inc.                                      36,100           1,617,280
Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159
Monsanto Co.                                          9,740             161,002
Montpelier Re Holdings, Ltd                          14,200             360,680
Mylan Laboratories, Inc.                             33,400           1,051,098
Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988
New Enterprise Associates                           418,487             418,487
Newfield Exploration Co.                             26,000             909,740
Nintendo Company, Ltd.                               14,900           1,435,194
Nobel Biocare Holding AG                              2,913             162,010
Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LP                        367,637             367,637
Omnicare, Inc.                                       35,700             775,761
OSI Pharmaceuticals, Inc.                            13,900             240,748
Pfizer Inc.                                          36,425           1,157,223
Pharmacia Corp.                                      57,097           2,455,171
Planetweb, Inc.                                     183,800              71,682
Priority Healthcare Corp. Class B                    38,600             937,594
PRN Corp.                                            88,000             792,000
PRN Corp. Warrants                                   20,366                   0
Protein Design Labs, Inc.                            50,300             417,490
Quest Diagnostics, Inc.                              28,800           1,838,304
Radian Group, Inc.                                   26,400             931,128
Respironics, Inc.                                    20,200             645,188
Ryanair Holdings PLC ADR                             14,600             543,266
Ryanair Holdings PLC                                232,800           1,527,884
Sage Group PLC                                      664,500           1,517,831
Scios, Inc.                                          64,600           1,864,356
Sega Corp.                                               40                 483
Select Medical Corp.                                 29,700             384,318
Sepracor, Inc.                                       70,200             610,740
Shire Pharmaceuticals Group PLC ADR                  41,200             962,432
Shoppers Drug Mart Corp.                             55,100             876,048
SICOR, Inc.                                          56,300             837,744
Spinnaker Exploration Co.                            33,600             646,800
Tandberg ASA                                        171,600           1,857,584
Teva Pharmaceutical Industries, Ltd. ADR              9,600             743,328
Therasense, Inc.                                     38,600             230,442
Trimeris, Inc.                                       24,500           1,291,885
Ultratech Stepper, Inc.                              59,600             524,480
United Surgical Partners International,
Inc.                                                 27,000             536,220
USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188
Watson Pharmaceuticals, Inc.                         24,900             684,501
WebMD Corp.                                         218,000           1,375,580
Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003
Wyeth                                                13,700             458,950
Wysdom, Inc. Warrants                                60,000                   0
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro Time
Deposit, 1.750%, 11/01/02                            $2,370           2,370,000
                                                                   ------------
                                                                   $ 97,693,109
                                                                   ============

* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

See Pro forma Notes to Financial Statements

Credit Suisse Global Technology Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Activision, Inc.                                     28,000             574,000
Adobe Systems, Inc.                                  42,000             992,880

Agere Systems, Inc. Class A                         199,900             173,913

America Movil SA de CV ADR                           28,760             386,534

Analog Devices, Inc.                                 22,700             608,360
Andrx Corp.                                          25,000             386,250

AOL Time Warner, Inc.                                99,433           1,466,637
Apple Computer, Inc.                                 25,000             401,750
ASML Holding NV                                     159,020           1,393,698
AT&T Corp.                                           39,100             509,864
AT&T Wireless Services, Inc.                        104,936             720,910
ATI Technologies, Inc.                              225,000           1,444,500

Best Buy Company, Inc.                               27,500             566,775
Biomet, Inc.                                         35,500           1,045,830

BMC Software, Inc.                                   44,000             701,360

BT Group PLC                                        183,300             520,493

Cisco Systems, Inc.                                 134,525           1,503,990
Clear Channel Communications, Inc.                   46,100           1,708,005
Cognos, Inc.                                         10,100             200,182
Comcast Corp. Special Class A                        29,000             667,290
Comverse Technology, Inc.                            61,930             445,896
Cox Radio, Inc. Class A                              34,500             819,030

Dell Computer Corp.                                  45,800           1,310,338

eBay, Inc.                                            3,500             221,410

Electronic Arts, Inc.                                17,900           1,165,648

Gannett Company, Inc.                                10,500             797,265

Gentex Corp.                                         34,900           1,028,852

Harris Corp.                                         53,100           1,400,778

Hewlett-Packard Co.                                  34,732             548,766

Insignia Solutions, Inc. ADR                         75,701              28,766

Intel Corp.                                          92,100           1,593,330

Koninklijke (Royal) KPN NV                          289,777           1,836,613
Koninklijke (Royal) Philips Electronics NV           63,100           1,131,049
L-3 Communications Holdings, Inc.                     8,000             376,000
Liberty Media Corp. Class A                         250,000           2,067,500
Linear Technology Corp.                               7,100             196,244

Maxis Communications Berhad                         602,000             942,637

Medtronic, Inc.                                      31,500           1,411,200

Micron Technology, Inc.                              63,300           1,012,800
Microsoft Corp.                                      47,125           2,519,773

Motorola, Inc.                                      135,700           1,244,369

Network Associates, Inc.                             47,000             746,830

News Corporation, Ltd. ADR                           22,000             434,940
Nintendo Company, Ltd.                               12,200           1,175,125

Nokia Oyj                                            64,900           1,102,256
Nokia Oyj ADR                                        38,300             636,546
NTT DoCoMo, Inc.                                        436             804,335

Oracle Corp.                                         84,300             859,017

PT Telekomunikasi Indonesia ADR                     131,500             877,105

Samsung Electronics Company, Ltd.                     8,600           2,435,039
SBC Communications, Inc.                             15,500             397,730
Sega Corp.                                           34,800             420,420

SK Telecom Company, Ltd. ADR                         95,400           1,914,678

SPX Corp.                                            24,200           1,016,642
Sun Microsystems, Inc.                               23,400              69,287
Taiwan Semiconductor Manufacturing
Company, Ltd. ADR                                   168,800           1,320,016
Take-Two Interactive Software, Inc.                  33,500             863,630
Tandberg ASA                                         58,800             636,515
Telecom Corporation Of New Zealand, Ltd.            122,200             300,644
TelecomAsia Corp. Public Company, Ltd.            1,599,978                   0
Telefonos de Mexico SA de CV ADR                     64,620           1,970,910
Telindus Group NV - Strip VVPR                          305                   3
Teradyne, Inc.                                       25,500             308,805
THQ, Inc.                                            17,500             253,050
Tyco International, Ltd.                             50,800             734,568

United Microelectronics Corp.                     1,044,042             757,033

United Technologies Corp.                            11,500             709,205

VeriSign, Inc.                                       65,500             528,585
VERITAS Software Corp.                               45,875             699,594
Viacom, Inc. Class B                                 33,500           1,494,435
Vodafone Group PLC                                  833,600           1,340,032
Vodafone Telecel - Comunicacoes Pessoais
SA                                                  260,700           1,796,900

                                                        Par
                                                        ---
State Street Bank & Trust Co. Euro Time
Deposit, 1.750%, 11/01/02                            $2,142           2,142,000
                                                                   ------------
                                                                   $ 66,817,360
                                                                   ============


Credit Suisse Global Post-Venture Capital Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600          $  629,408

AdvancePCS                                           48,300           1,212,330
Affymetrix, Inc.                                     51,000           1,331,100

Ambac Financial Group, Inc.                          10,000             618,000

Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487

Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         19,200           1,209,600

ASML Holding NV                                     174,460           1,529,019

Austin Ventures*                                     36,319              36,319
BEA Systems, Inc.                                   107,400             868,758

BISYS Group, Inc.                                    51,200             916,480

Boston Ventures*                                    455,659             455,659

Cablevision Systems New York Group Class A           54,500             521,020
Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                   1,628              18,201
Clear Channel Communications, Inc.                    7,400             274,170

CVC Capital Partners*                               148,772             148,773

Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137

Education Management Corp.                           25,400             932,180

Enterprise Inns PLC                                 114,400           1,035,392
Fisher Scientific International, Inc.                29,700             849,420
Game Group PLC                                      656,600           1,147,952

Generale de Sante                                    75,800             750,659

Getinge AB Class B                                   43,700             810,841

Health Management Associates, Inc. Class A           31,900             609,928

Hot Topic, Inc.                                      50,400             982,800
IDEC Pharmaceuticals Corp.                           13,100             602,862
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        100,200              38,076
Integrated Circuit Systems, Inc.                     16,300             333,172

Istar Financial, Inc.                                30,000             852,000

Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.*                    114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336

Medimmune, Inc.                                      29,100             743,505

Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159

Montpelier Re Holdings, Ltd                          14,200             360,680

Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988

New Enterprise Associates*                          418,487             418,487
Newfield Exploration Co.                             26,000             909,740

Nintendo Company, Ltd.                               14,900           1,435,194
Nobel Biocare Holding AG                              2,913             162,010

Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LPv*                      367,637             367,637

Planetweb, Inc.*                                    183,800              71,682
PRN Corp.*                                           88,000             792,000
PRN Corp. Warrants*                                  20,366                   0

Quest Diagnostics, Inc.                              16,000           1,021,280
Radian Group, Inc.                                   26,400             931,128
Ryanair Holdings PLC                                232,800           1,527,884
Ryanair Holdings PLC ADR                             14,600             543,266
Sage Group PLC                                      664,500           1,517,831

Sega Corp.                                               40                 483
Shoppers Drug Mart Corp.                             55,100             876,048

Spinnaker Exploration Co.                            33,600             646,800

Tandberg ASA                                        171,600           1,857,584

Ultratech Stepper, Inc.                              59,600             524,480

United Surgical Partners International, Inc.         27,000             536,220

USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188

Watson Pharmaceuticals, Inc.                         16,300             448,087
Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003
Wysdom, Inc. Warrants*                               60,000                   0
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro
Time Deposit, 1.750%, 11/01/02                       $2,173           2,173,000
                                                                   ------------
                                                                   $ 54,359,288
                                                                   ============


Acquiring Fund
Combined Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600          $  629,408
Activision, Inc.                                     28,000             574,000
Adobe Systems, Inc.                                  42,000             992,880
AdvancePCS                                           48,300           1,212,330
Affymetrix, Inc.                                     51,000           1,331,100
Agere Systems, Inc. Class A                         199,900             173,913
Ambac Financial Group, Inc.                          10,000             618,000
America Movil SA de CV ADR                           28,760             386,534
Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487
Analog Devices, Inc.                                 22,700             608,360
Andrx Corp.                                          25,000             386,250
Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         19,200           1,209,600
AOL Time Warner, Inc.                                99,433           1,466,637
Apple Computer, Inc.                                 25,000             401,750
ASML Holding NV                                     333,480           2,922,717
AT&T Corp.                                           39,100             509,864
AT&T Wireless Services, Inc.                        104,936             720,910
ATI Technologies, Inc.                              225,000           1,444,500
Austin Ventures*                                     36,319              36,319
BEA Systems, Inc.                                   107,400             868,758
Best Buy Company, Inc.                               27,500             566,775
Biomet, Inc.                                         35,500           1,045,830
BISYS Group, Inc.                                    51,200             916,480
BMC Software, Inc.                                   44,000             701,360
Boston Ventures*                                    455,659             455,659
BT Group PLC                                        183,300             520,493
Cablevision Systems New York Group Class A           54,500             521,020
Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                 136,153           1,522,191
Clear Channel Communications, Inc.                   53,500           1,982,175
Cognos, Inc.                                         10,100             200,182
Comcast Corp. Special Class A                        29,000             667,290
Comverse Technology, Inc.                            61,930             445,896
Cox Radio, Inc. Class A                              34,500             819,030
CVC Capital Partners*                               148,772             148,773
Dell Computer Corp.                                  45,800           1,310,338
Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137
eBay, Inc.                                            3,500             221,410
Education Management Corp.                           25,400             932,180
Electronic Arts, Inc.                                17,900           1,165,648
Enterprise Inns PLC                                 114,400           1,035,392
Fisher Scientific International, Inc.                29,700             849,420
Game Group PLC                                      656,600           1,147,952
Gannett Company, Inc.                                10,500             797,265
Generale de Sante                                    75,800             750,659
Gentex Corp.                                         34,900           1,028,852
Getinge AB Class B                                   43,700             810,841
Harris Corp.                                         53,100           1,400,778
Health Management Associates, Inc. Class A           31,900             609,928
Hewlett-Packard Co.                                  34,732             548,766
Hot Topic, Inc.                                      50,400             982,800
IDEC Pharmaceuticals Corp.                           13,100             602,862
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        175,901              66,842
Integrated Circuit Systems, Inc.                     16,300             333,172
Intel Corp.                                          92,100           1,593,330
Istar Financial, Inc.                                30,000             852,000
Koninklijke (Royal) KPN NV                          289,777           1,836,613
Koninklijke (Royal) Philips Electronics NV           63,100           1,131,049
L-3 Communications Holdings, Inc.                     8,000             376,000
Liberty Media Corp. Class A                         250,000           2,067,500
Linear Technology Corp.                               7,100             196,244
Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.*                    114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336
Maxis Communications Berhad                         602,000             942,637
Medimmune, Inc.                                      29,100             743,505
Medtronic, Inc.                                      31,500           1,411,200
Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159
Micron Technology, Inc.                              63,300           1,012,800
Microsoft Corp.                                      47,125           2,519,773
Montpelier Re Holdings, Ltd                          14,200             360,680
Motorola, Inc.                                      135,700           1,244,369
Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988
Network Associates, Inc.                             47,000             746,830
New Enterprise Associates*                          418,487             418,487
Newfield Exploration Co.                             26,000             909,740
News Corporation, Ltd. ADR                           22,000             434,940
Nintendo Company, Ltd.                               27,100           2,610,319
Nobel Biocare Holding AG                              2,913             162,010
Nokia Oyj                                            64,900           1,102,256
Nokia Oyj ADR                                        38,300             636,546
NTT DoCoMo, Inc.                                        436             804,335
Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LPv*                      367,637             367,637
Oracle Corp.                                         84,300             859,017
Planetweb, Inc.*                                    183,800              71,682
PRN Corp.*                                           88,000             792,000
PRN Corp. Warrants*                                  20,366                   0
PT Telekomunikasi Indonesia ADR                     131,500             877,105
Quest Diagnostics, Inc.                              16,000           1,021,280
Radian Group, Inc.                                   26,400             931,128
Ryanair Holdings PLC                                232,800           1,527,884
Ryanair Holdings PLC ADR                             14,600             543,266
Sage Group PLC                                      664,500           1,517,831
Samsung Electronics Company, Ltd.                     8,600           2,435,039
SBC Communications, Inc.                             15,500             397,730
Sega Corp.                                           34,840             420,903
Shoppers Drug Mart Corp.                             55,100             876,048
SK Telecom Company, Ltd. ADR                         95,400           1,914,678
Spinnaker Exploration Co.                            33,600             646,800
SPX Corp.                                            24,200           1,016,642
Sun Microsystems, Inc.                               23,400              69,287
Taiwan Semiconductor Manufacturing Company, Ltd.
ADR                                                 168,800           1,320,016
Take-Two Interactive Software, Inc.                  33,500             863,630
Tandberg ASA                                        230,400           2,494,099
Telecom Corporation Of New Zealand, Ltd.            122,200             300,644
TelecomAsia Corp. Public Company, Ltd.            1,599,978                   0
Telefonos de Mexico SA de CV ADR                     64,620           1,970,910
Telindus Group NV - Strip VVPR                          305                   3
Teradyne, Inc.                                       25,500             308,805
THQ, Inc.                                            17,500             253,050
Tyco International, Ltd.                             50,800             734,568
Ultratech Stepper, Inc.                              59,600             524,480
United Microelectronics Corp.                     1,044,042             757,033
United Surgical Partners International, Inc.         27,000             536,220
United Technologies Corp.                            11,500             709,205
USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188
VeriSign, Inc.                                       65,500             528,585
VERITAS Software Corp.                               45,875             699,594
Viacom, Inc. Class B                                 33,500           1,494,435
Vodafone Group PLC                                  833,600           1,340,032
Vodafone Telecel - Comunicacoes Pessoais SA         260,700           1,796,900
Watson Pharmaceuticals, Inc.                         16,300             448,087
Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003
Wysdom, Inc. Warrants*                               60,000                   0
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro Time
Deposit, 1.750%, 11/01/02                            $4,315           4,315,000
                                                                   ------------
                                                                   $121,176,648
                                                                   ============

* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

See Pro forma Notes to Financial Statements

Credit Suisse Global Technology Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Activision, Inc.                                     28,000          $  574,000
Adobe Systems, Inc.                                  42,000             992,880

Agere Systems, Inc. Class A                         199,900             173,913

America Movil SA de CV ADR                           28,760             386,534

Analog Devices, Inc.                                 22,700             608,360
Andrx Corp.                                          25,000             386,250

AOL Time Warner, Inc.                                99,433           1,466,637
Apple Computer, Inc.                                 25,000             401,750

ASML Holding NV                                     159,020           1,393,698
AT&T Corp.                                           39,100             509,864
AT&T Wireless Services, Inc.                        104,936             720,910
ATI Technologies, Inc.                              225,000           1,444,500

Best Buy Company, Inc.                               27,500             566,775
Biomet, Inc.                                         35,500           1,045,830

BMC Software, Inc.                                   44,000             701,360

BT Group PLC                                        183,300             520,493

Cisco Systems, Inc.                                 134,525           1,503,990
Clear Channel Communications, Inc.                   46,100           1,708,005
Cognos, Inc.                                         10,100             200,182

Comcast Corp. Special Class A                        29,000             667,290

Comverse Technology, Inc.                            61,930             445,896
Cox Radio, Inc. Class A                              34,500             819,030

Dell Computer Corp.                                  45,800           1,310,338

eBay, Inc.                                            3,500             221,410

Electronic Arts, Inc.                                17,900           1,165,648

Gannett Company, Inc.                                10,500             797,265

Gentex Corp.                                         34,900           1,028,852

Harris Corp.                                         53,100           1,400,778

Hewlett-Packard Co.                                  34,732             548,766

Insignia Solutions, Inc. ADR                         75,701              28,766

Intel Corp.                                          92,100           1,593,330

Koninklijke (Royal) KPN NV                          289,777           1,836,613
Koninklijke (Royal) Philips Electronics NV           63,100           1,131,049
L-3 Communications Holdings, Inc.                     8,000             376,000

Liberty Media Corp. Class A                         250,000           2,067,500

Linear Technology Corp.                               7,100             196,244

Maxis Communications Berhad                         602,000             942,637

Medtronic, Inc.                                      31,500           1,411,200

Micron Technology, Inc.                              63,300           1,012,800
Microsoft Corp.                                      47,125           2,519,773

Motorola, Inc.                                      135,700           1,244,369

Network Associates, Inc.                             47,000             746,830

News Corporation, Ltd. ADR                           22,000             434,940
Nintendo Company, Ltd.                               12,200           1,175,125

Nokia Oyj                                            64,900           1,102,256
Nokia Oyj ADR                                        38,300             636,546
NTT DoCoMo, Inc.                                        436             804,335

Oracle Corp.                                         84,300             859,017

PT Telekomunikasi Indonesia ADR                     131,500             877,105

Samsung Electronics Company, Ltd.                     8,600           2,435,039
SBC Communications, Inc.                             15,500             397,730

Sega Corp.                                           34,800             420,420

SK Telecom Company, Ltd. ADR                         95,400           1,914,678

SPX Corp.                                            24,200           1,016,642
Sun Microsystems, Inc.                               23,400              69,287
Taiwan Semiconductor Manufacturing Co., Ltd. ADR    168,800           1,320,016
Take-Two Interactive Software, Inc.                  33,500             863,630
Tandberg ASA                                         58,800             636,515
Telecom Corporation Of New Zealand,
Ltd.                                                122,200             300,644
TelecomAsia Corp. Public Company, Ltd.            1,599,978                   0
Telefonos de Mexico SA de CV ADR                     64,620           1,970,910
Telindus Group NV - Strip VVPR                          305                   3
Teradyne, Inc.                                       25,500             308,805

THQ, Inc.                                            17,500             253,050

Tyco International, Ltd.                             50,800             734,568

United Microelectronics Corp.                     1,044,042             757,033

United Technologies Corp.                            11,500             709,205

VeriSign, Inc.                                       65,500             528,585
VERITAS Software Corp.                               45,875             699,594
Viacom, Inc. Class B                                 33,500           1,494,435
Vodafone Group PLC                                  833,600           1,340,032
Vodafone Telecel - Comunicacoes
Pessoais SA                                         260,700           1,796,900

                                                        Par
                                                        ---
State Street Bank & Trust Co.
Euro Time Deposit, 1.750%, 11/01/02                  $2,142           2,142,000
                                                                   ------------
                                                                   $ 66,817,360
                                                                   ============


Credit Suisse Global Health Sciences Fund
Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

AdvancePCS                                           18,000        $    451,800
Affymetrix, Inc.                                     95,500           2,492,550

AmerisourceBergen Corp.                              11,100             789,765

Andrx Corp.                                          16,900             261,105

Anthem, Inc.                                         30,800           1,940,400

Applera Corp. - Celera Genomics Group                72,600             598,224
Array BioPharma, Inc.                                54,900             456,768

Biomet, Inc.                                         18,200             536,172
Biovail Corp.                                         8,500             269,025

Caremark Rx, Inc.                                    28,200             499,140

CollaGenex Pharmaceuticals, Inc.                     64,400             450,800

Community Health Care                                29,800             700,300

Cubist Pharmaceuticals, Inc.                         48,500             313,310

Enzon, Inc.                                          12,700             246,380
Express Scripts, Inc.                                22,800           1,235,304
Fisher Scientific International, Inc.                26,700             763,620
Galen Holdings PLC ADR                               21,500             524,600

Genentech, Inc.                                      28,500             971,565

HCA, Inc.                                            13,300             578,417
Health Management Associates, Inc. Class A           38,700             739,944

ICN Pharmaceuticals, Inc.                            34,500             288,075
IDEC Pharmaceuticals Corp.                           46,900           2,158,338

Invitrogen Corp.                                     29,400             817,908

Johnson & Johnson                                    28,412           1,669,205
King Pharmaceuticals, Inc.                           98,249           1,508,122

Laboratory Corporation of America Holdings           20,952             504,943

LifePoint Hospitals, Inc.                            44,200           1,385,670

Medarex, Inc.                                        59,400             235,818
Medimmune, Inc.                                      18,700             477,785
Medtronic, Inc.                                      36,100           1,617,280

Monsanto Co.                                          9,740             161,002

Mylan Laboratories, Inc.                             33,400           1,051,098

Omnicare, Inc.                                       35,700             775,761

OSI Pharmaceuticals, Inc.                            13,900             240,748
Pfizer Inc.                                          36,425           1,157,223
Pharmacia Corp.                                      57,097           2,455,171

Priority Healthcare Corp. Class B                    38,600             937,594

Protein Design Labs, Inc.                            50,300             417,490

Quest Diagnostics, Inc.                              12,800             817,024

Respironics, Inc.                                    20,200             645,188

Scios, Inc.                                          64,600           1,864,356

Select Medical Corp.                                 29,700             384,318
Sepracor, Inc.                                       70,200             610,740
Shire Pharmaceuticals Group PLC ADR                  41,200             962,432

SICOR, Inc.                                          56,300             837,744

Teva Pharmaceutical Industries,
Ltd. ADR                                              9,600             743,328
Therasense, Inc.                                     38,600             230,442

Trimeris, Inc.                                       24,500           1,291,885

Watson Pharmaceuticals, Inc.                          8,600             236,414
WebMD Corp.                                         218,000           1,375,580

Wyeth                                                13,700             458,950

                                                        Par
                                                        ---
State Street Bank and Trust Co.
Euro Time Deposit, 1.750%, 11/01/02                    $197             197,000
                                                                   ------------
                                                                   $ 43,333,821
                                                                   ============

Credit Suisse Post Venture Capital Fund
Pro Forma Schedule of Investments
As of October 31, 2002 (unaudited)

Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600        $    629,408

AdvancePCS                                           48,300           1,212,330
Affymetrix, Inc.                                     51,000           1,331,100

Ambac Financial Group, Inc.                          10,000             618,000

Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487

Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         19,200           1,209,600

ASML Holding NV                                     174,460           1,529,019

Austin Ventures*                                     36,319              36,319
BEA Systems, Inc.                                   107,400             868,758

BISYS Group, Inc.                                    51,200             916,480

Boston Ventures*                                    455,659             455,659

Cablevision Systems New York Group Class A           54,500             521,020

Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                   1,628              18,201
Clear Channel Communications, Inc.                    7,400             274,170

CVC Capital Partners*                               148,772             148,773

Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137

Education Management Corp.                           25,400             932,180

Enterprise Inns PLC                                 114,400           1,035,392

Fisher Scientific International, Inc.                29,700             849,420

Game Group PLC                                      656,600           1,147,952

Generale de Sante                                    75,800             750,659

Getinge AB Class B                                   43,700             810,841

Health Management Associates, Inc. Class A           31,900             609,928

Hot Topic, Inc.                                      50,400             982,800

IDEC Pharmaceuticals Corp.                           13,100             602,862
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        100,200              38,076
Integrated Circuit Systems, Inc.                     16,300             333,172

Istar Financial, Inc.                                30,000             852,000

Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.*                    114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336

Medimmune, Inc.                                      29,100             743,505

Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159

Montpelier Re Holdings, Ltd                          14,200             360,680

Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988

New Enterprise Associates*                          418,487             418,487
Newfield Exploration Co.                             26,000             909,740

Nintendo Company, Ltd.                               14,900           1,435,194
Nobel Biocare Holding AG                              2,913             162,010

Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LPv*                      367,637             367,637

Planetweb, Inc.*                                    183,800              71,682

PRN Corp.*                                           88,000             792,000
PRN Corp. Warrants*                                  20,366                   0

Quest Diagnostics, Inc.                              16,000           1,021,280
Radian Group, Inc.                                   26,400             931,128

Ryanair Holdings PLC                                232,800           1,527,884
Ryanair Holdings PLC ADR                             14,600             543,266
Sage Group PLC                                      664,500           1,517,831

Sega Corp.                                               40                 483

Shoppers Drug Mart Corp.                             55,100             876,048

Spinnaker Exploration Co.                            33,600             646,800

Tandberg ASA                                        171,600           1,857,584

Ultratech Stepper, Inc.                              59,600             524,480

United Surgical Partners International, Inc.         27,000             536,220

USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188

Watson Pharmaceuticals, Inc.                         16,300             448,087

Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003

Wysdom, Inc. Warrants*                               60,000                   0
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro
Time Deposit, 1.750%, 11/01/02                       $2,173           2,173,000
                                                                   ------------
                                                                   $ 54,359,288
                                                                   ============

Acquiring  Fund
Schedule of Investments
As of October 31, 2002 (unaudited)


Security Name                                        Shares         Market Value
-------------                                        ------         ------------

Accredo Health, Inc.                                 13,600        $    629,408
Activision, Inc.                                     28,000             574,000
Adobe Systems, Inc.                                  42,000             992,880
AdvancePCS                                           66,300           1,664,130
Affymetrix, Inc.                                    146,500           3,823,650
Agere Systems, Inc. Class A                         199,900             173,913
Ambac Financial Group, Inc.                          10,000             618,000
America Movil SA de CV ADR                           28,760             386,534
AmerisourceBergen Corp.                              11,100             789,765
Amey PLC                                            498,500             222,272
Amvescap PLC                                        243,000           1,505,487
Analog Devices, Inc.                                 22,700             608,360
Andrx Corp.                                          41,900             647,355
Anteon International Corp.                           31,100             715,300
Anthem, Inc.                                         50,000           3,150,000
AOL Time Warner, Inc.                                99,433           1,466,637
Apple Computer, Inc.                                 25,000             401,750
Applera Corp. - Celera Genomics Group                72,600             598,224
Array BioPharma, Inc.                                54,900             456,768
ASML Holding NV                                     333,480           2,922,717
AT&T Corp.                                           39,100             509,864
AT&T Wireless Services, Inc.                        104,936             720,910
ATI Technologies, Inc.                              225,000           1,444,500
Austin Ventures*                                     36,319              36,319
BEA Systems, Inc.                                   107,400             868,758
Best Buy Company, Inc.                               27,500             566,775
Biomet, Inc.                                         53,700           1,582,002
Biovail Corp.                                         8,500             269,025
BISYS Group, Inc.                                    51,200             916,480
BMC Software, Inc.                                   44,000             701,360
Boston Ventures*                                    455,659             455,659
BT Group PLC                                        183,300             520,493
Cablevision Systems New York Group Class A           54,500             521,020
Caremark Rx, Inc.                                    28,200             499,140
Chaparral Resources, Inc.                                 1                   1
Cisco Systems, Inc.                                 136,153           1,522,191
Clear Channel Communications, Inc.                   53,500           1,982,175
Cognos, Inc.                                         10,100             200,182
CollaGenex Pharmaceuticals, Inc.                     64,400             450,800
Comcast Corp. Special Class A                        29,000             667,290
Community Health Care                                29,800             700,300
Comverse Technology, Inc.                            61,930             445,896
Cox Radio, Inc. Class A                              34,500             819,030
Cubist Pharmaceuticals, Inc.                         48,500             313,310
CVC Capital Partners*                               148,772             148,773
Dell Computer Corp.                                  45,800           1,310,338
Dick's Sporting Goods, Inc.                          29,400             482,160
Dollar Tree Stores, Inc.                             25,300             665,137
eBay, Inc.                                            3,500             221,410
Education Management Corp.                           25,400             932,180
Electronic Arts, Inc.                                17,900           1,165,648
Enterprise Inns PLC                                 114,400           1,035,392
Enzon, Inc.                                          12,700             246,380
Express Scripts, Inc.                                22,800           1,235,304
Fisher Scientific International, Inc.                56,400           1,613,040
Galen Holdings PLC ADR                               21,500             524,600
Game Group PLC                                      656,600           1,147,952
Gannett Company, Inc.                                10,500             797,265
Genentech, Inc.                                      28,500             971,565
Generale de Sante                                    75,800             750,659
Gentex Corp.                                         34,900           1,028,852
Getinge AB Class B                                   43,700             810,841
Harris Corp.                                         53,100           1,400,778
HCA, Inc.                                            13,300             578,417
Health Management Associates, Inc. Class A           70,600           1,349,872
Hewlett-Packard Co.                                  34,732             548,766
Hot Topic, Inc.                                      50,400             982,800
ICN Pharmaceuticals, Inc.                            34,500             288,075
IDEC Pharmaceuticals Corp.                           60,000           2,761,200
Indra Sistemas SA                                   126,800             882,771
Insight Communications Company, Inc.                 69,600             677,904
Insignia Solutions, Inc. ADR                        175,901              66,842
Integrated Circuit Systems, Inc.                     16,300             333,172
Intel Corp.                                          92,100           1,593,330
Invitrogen Corp.                                     29,400             817,908
Istar Financial, Inc.                                30,000             852,000
Johnson & Johnson                                    28,412           1,669,205
King Pharmaceuticals, Inc.                           98,249           1,508,122
Koninklijke (Royal) KPN NV                          289,777           1,836,613
Koninklijke (Royal) Philips Electronics NV           63,100           1,131,049
L-3 Communications Holdings, Inc.                     8,000             376,000
Laboratory Corporation of America Holdings           20,952             504,943
Liberty Media Corp. Class A                         250,000           2,067,500
LifePoint Hospitals, Inc.                            44,200           1,385,670
Linear Technology Corp.                               7,100             196,244
Logitech International SA                            43,950           1,443,971
Madison Dearborn Partners, Inc.*                    114,091             114,091
Magma Design Automation, Inc.                           390               3,327
Manor Care, Inc.                                     50,600           1,000,362
Mattel, Inc.                                         62,600           1,149,336
Maxis Communications Berhad                         602,000             942,637
Medarex, Inc.                                        59,400             235,818
Medimmune, Inc.                                      47,800           1,221,290
Medtronic, Inc.                                      67,600           3,028,480
Mellon Financial Corp.                               21,000             594,090
MFI Furniture Group PLC                             742,700           1,522,159
Micron Technology, Inc.                              63,300           1,012,800
Microsoft Corp.                                      47,125           2,519,773
Monsanto Co.                                          9,740             161,002
Montpelier Re Holdings, Ltd                          14,200             360,680
Motorola, Inc.                                      135,700           1,244,369
Mylan Laboratories, Inc.                             33,400           1,051,098
Neopost SA                                           42,730           1,489,530
Nestor Healthcare Group PLC                         233,500             631,988
Network Associates, Inc.                             47,000             746,830
New Enterprise Associates*                          418,487             418,487
Newfield Exploration Co.                             26,000             909,740
News Corporation, Ltd. ADR                           22,000             434,940
Nintendo Company, Ltd.                               27,100           2,610,319
Nobel Biocare Holding AG                              2,913             162,010
Nokia Oyj                                            64,900           1,102,256
Nokia Oyj ADR                                        38,300             636,546
NTT DoCoMo, Inc.                                        436             804,335
Nutreco Holdings NV                                  71,010             936,693
Oak Investment Partners X LPv*                      367,637             367,637
Omnicare, Inc.                                       35,700             775,761
Oracle Corp.                                         84,300             859,017
OSI Pharmaceuticals, Inc.                            13,900             240,748
Pfizer Inc.                                          36,425           1,157,223
Pharmacia Corp.                                      57,097           2,455,171
Planetweb, Inc.*                                    183,800              71,682
Priority Healthcare Corp. Class B                    38,600             937,594
PRN Corp.*                                           88,000             792,000
PRN Corp. Warrants*                                  20,366                  --
Protein Design Labs, Inc.                            50,300             417,490
PT Telekomunikasi Indonesia ADR                     131,500             877,105
Quest Diagnostics, Inc.                              28,800           1,838,304
Radian Group, Inc.                                   26,400             931,128
Respironics, Inc.                                    20,200             645,188
Ryanair Holdings PLC                                232,800           1,527,884
Ryanair Holdings PLC ADR                             14,600             543,266
Sage Group PLC                                      664,500           1,517,831
Samsung Electronics Company, Ltd.                     8,600           2,435,039
SBC Communications, Inc.                             15,500             397,730
Scios, Inc.                                          64,600           1,864,356
Sega Corp.                                           34,840             420,903
Select Medical Corp.                                 29,700             384,318
Sepracor, Inc.                                       70,200             610,740
Shire Pharmaceuticals Group PLC ADR                  41,200             962,432
Shoppers Drug Mart Corp.                             55,100             876,048
SICOR, Inc.                                          56,300             837,744
SK Telecom Company, Ltd. ADR                         95,400           1,914,678
Spinnaker Exploration Co.                            33,600             646,800
SPX Corp.                                            24,200           1,016,642
Sun Microsystems, Inc.                               23,400              69,287
Taiwan Semiconductor Manufacturing Company,
Ltd. ADR                                            168,800           1,320,016
Take-Two Interactive Software, Inc.                  33,500             863,630
Tandberg ASA                                        230,400           2,494,099
Telecom Corporation Of New Zealand, Ltd.            122,200             300,644
TelecomAsia Corp. Public Company, Ltd.            1,599,978                  --
Telefonos de Mexico SA de CV ADR                     64,620           1,970,910
Telindus Group NV - Strip VVPR                          305                   3
Teradyne, Inc.                                       25,500             308,805
Teva Pharmaceutical Industries, Ltd. ADR              9,600             743,328
Therasense, Inc.                                     38,600             230,442
THQ, Inc.                                            17,500             253,050
Trimeris, Inc.                                       24,500           1,291,885
Tyco International, Ltd.                             50,800             734,568
Ultratech Stepper, Inc.                              59,600             524,480
United Microelectronics Corp.                     1,044,042             757,033
United Surgical Partners International, Inc.         27,000             536,220
United Technologies Corp.                            11,500             709,205
USA Networks, Inc.                                   37,800             955,962
Venture Link Company, Ltd.                           57,500             334,188
VeriSign, Inc.                                       65,500             528,585
VERITAS Software Corp.                               45,875             699,594
Viacom, Inc. Class B                                 33,500           1,494,435
Vodafone Group PLC                                  833,600           1,340,032
Vodafone Telecel - Comunicacoes Pessoais SA         260,700           1,796,900
Watson Pharmaceuticals, Inc.                         24,900             684,501
WebMD Corp.                                         218,000           1,375,580
Whole Foods Market, Inc.                             12,300             573,844
William Hill PLC                                    157,260             532,047
Wood Group (John) PLC                               313,600             785,003
Wyeth                                                13,700             458,950
Wysdom, Inc. Warrants*                               60,000                  --
Yankee Candle Company, Inc.                          32,800             562,520

                                                        Par
                                                        ---
State Street Bank and Trust Co. Euro Time
Deposit, 1.750%, 11/01/02                            $4,512           4,512,000
                                                                   ------------
                                                                   $164,510,469
                                                                   ============

* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

See Pro forma Notes to Financial Statements

Statement of Operations
October 31, 2002 (Unaudited)

                                                                              CS Global
                                                             CS Global      Post-Venture
                                                          Health Sciences     Capital        Adjustments          Pro-Forma
                                                          ---------------   ------------     -----------          ---------
Investment Income
   Dividends                                               $    173,894     $    322,180     $         --        $    496,074
   Interest                                                      16,667           53,058               --              69,725
   Foreign tax withheld                                          (2,091)         (51,878)              --             (53,969)
                                                           ------------     ------------     ------------        ------------
     Total Investment Income                                    188,470          323,360               --             511,830
                                                           ------------     ------------     ------------        ------------

Expenses
   Investment advisory services                                 664,216        1,094,934          166,259(c)        1,925,409
   Distribution fees -Class A                                        46              114          166,018(d)          166,178
   Distribution fees -Class B                                        --            1,778               --               1,778
   Distribution fees -Class C                                        --              673               (1)(e)             672
   Distribution fees -Common Class                              166,007          212,620         (165,976)(f)         212,651
   Distribution fees -Advisor Class                                  --           11,281               --              11,281
   Transfer agent                                               239,506          343,460          (73,608)(g)         509,358
   Custodian                                                      6,362           31,355           18,636(h)           56,353
   Administrative and accounting fees                           115,722          161,458          (38,429)(i)         238,751
   Registration fees                                             66,668          110,492          (66,668)(j)         110,492
   Interest                                                       6,663            3,082           (6,663)(j)           3,082
   Legal                                                         58,967           32,163          (58,967)(j)          32,163
   Directors'/Trustees' fees                                     22,691           17,592          (22,691)(j)          17,592
   Audit                                                         21,949           21,807          (25,336)(j)          18,420
   Printing                                                     127,051          101,441         (127,051)(j)         101,441
   Insurance expense                                              6,103            7,078           (6,103)(j)           7,078
   Miscellaneous                                                  6,868            7,266           (6,868)(j)           7,266
                                                           ------------     ------------     ------------        ------------
                                                              1,508,819        2,158,594         (247,448)          3,419,965

   Less: Expenses waived and reimbursed by CSAM                (452,446)        (705,801)         287,300(k)         (870,947)
   Less: Expenses offset by Transfer Agent                         (272)              --              272(l)               --
                                                           ------------     ------------     ------------        ------------

   Net Expenses                                               1,056,101        1,452,793           40,124           2,549,018
                                                           ------------     ------------     ------------        ------------

Net Investment Loss                                            (867,631)      (1,129,433)         (40,124)         (2,037,188)
                                                           ------------     ------------     ------------        ------------

Net Realized and Unrealized Gain/(Loss)
 from Investments:
   Net realized gain/(loss) from investments                  3,850,663      (17,234,000)              --         (13,383,337)

   Net realized loss from foreign currency                        1,454          (33,579)              --             (32,125)
     transactions

   Net change in unrealized                                 (17,820,884)      (1,284,783)              --         (19,105,667)
     appreciation/(depreciation) from investments

   Net change in unrealized                                         110           10,156               --              10,266
                                                           ------------     ------------     ------------        ------------
     appreciation/(depreciation) from foreign
     currency translations

   Net realized and unrealized loss from                    (13,968,657)     (18,542,206)              --         (32,510,863)
                                                           ------------     ------------     ------------        ------------
     investments
                                                                                                                 ------------
   Net decrease in net assets resulting from operations    $(14,836,288)    $(19,671,639)    $    (40,124)       $(34,548,051)
                                                           ------------     ------------     ------------        ------------

                  See Pro Forma notes to financial statements.

Combined Statement of Operations
October 31, 2002 (Unaudited)

                                                             Aquired Fund   Aquiring Fund
                                                                              CS Global
                                                              CS Global     Post-Venture
                                                              Technology       Capital      Adjustments        Pro-Forma
                                                            ------------    ------------    -----------       ------------
Investment Income
   Dividends                                                $    651,259    $    322,180             --       $    973,439
   Interest                                                       56,111          53,058             --            109,169
   Thailand Capital Gain Taxes                                   114,030              --             --            114,030
   Foreign tax withheld                                          (60,519)        (51,878)            --           (112,397)
                                                            ------------    ------------    -----------       ------------
   Total Investment Income                                       760,881         323,360             --          1,084,241
                                                            ------------    ------------    -----------       ------------

Expenses
   Investment advisory services                                1,025,099       1,094,934        256,433(c)       2,376,466
   Distribution fees - Class A                                       966             114        255,309(d)         256,389
   Distribution fees - Class B                                        --           1,778             --              1,778
   Distribution fees - Class C                                        --             673             (1)(e)            672
   Distribution fees - Common Class                              255,150         212,620       (255,119)(f)        212,651
   Distribution fees - Advisor Class                                  --          11,281             --             11,281
   Transfer agent                                                538,286         343,460       (242,019)(g)        639,727
   Custodian                                                      30,117          31,355          8,855(h)          70,327
   Administrative and accounting fees                            126,952         161,458          6,272(i)         294,682
   Registration fees                                              73,441         110,492        (73,441)(j)        110,492
   Interest                                                          905           3,082           (905)(j)          3,082
   Legal                                                          36,453          32,163        (36,453)(j)         32,163
   Directors'/Trustees' fees                                      22,950          17,592        (22,950)(j)         17,592
   Audit                                                          16,879          21,807        (20,266)(j)         18,420
   Printing                                                      137,562         101,441       (137,562)(j)        101,441
   Insurance expense                                              12,299           7,078        (12,299)(j)          7,078
   Miscellaneous                                                    (951)          7,266            951(j)           7,266
                                                            ------------    ------------    -----------       ------------
                                                               2,276,108       2,158,594       (273,196)         4,161,506

     Less: Expenses waived and reimbursed by CSAM               (582,330)       (705,801)       271,037(k)      (1,017,094)
     Less: Expenses offset by Transfer Agent                        (740)             --            740(l)              --
                                                            ------------    ------------    -----------       ------------

     Net Expenses                                              1,693,038       1,452,793         (1,419)         3,144,412
                                                            ------------    ------------    -----------       ------------

Net Investment Income/(Loss)                                    (932,157)     (1,129,433)         1,419         (2,060,171)
                                                            ------------    ------------    -----------       ------------

Net Realized and Unrealized Gain/(Loss) from Investments:
   Net realized gain/(loss) from investments                 (72,190,276)    (17,234,000)            --        (89,424,276)

   Net realized loss from foreign currency transactions          (77,795)        (33,579)            --           (111,374)

   Net change in unrealized appreciation/(depreciation)
     from investments                                         33,646,556      (1,284,783)            --         32,361,773

   Net change in unrealized appreciation/(depreciation)
     from foreign currency translations                              123          10,156             --             10,279
                                                            ------------    ------------    -----------       ------------
     Net realized and unrealized loss from investments       (38,621,392)    (18,542,206)            --        (57,163,598)
                                                            ------------    ------------    -----------       ------------
     Net decrease in net assets resulting from
       operations                                           $(39,553,549)   $(19,671,639)        $1,419       $(59,223,769)
                                                            ============    ============    ===========       ============

                  See Pro Forma notes to financial statements.

Combined Statement of Operations
As of October 31, 2002 (Unaudited)

                                                    Aquired Fund   Aquired Fund    Aquiring Fund
                                                                     CS Global       CS Global
                                                      CS Global        Health      Post-Venture
                                                     Technology       Sciences        Capital      Adjustments        Pro-Forma
                                                    ------------    ------------    ------------   -----------       ------------
Investment Income
   Dividends                                        $    651,259    $    173,894    $    322,180            --       $  1,147,333
   Interest                                               56,111          16,667          53,058            --            125,836
   Thailand Capital Gain Taxes                           114,030              --              --            --            114,030
   Foreign tax withheld                                  (60,519)         (2,091)        (51,878)           --           (114,488)
                                                    ------------    ------------    ------------    ----------       ------------
     Total Investment Income                             760,881         188,470         323,360            --          1,272,711

Expenses
   Investment advisory services                        1,025,099         664,216       1,094,934       422,535(c)       3,206,784
   Distribution fees - Class A                               966              46             114       421,327(d)         422,453
   Distribution fees - Class B                                --              --           1,778            --              1,778
   Distribution fees - Class C                                --              --             673            (1)(e)            672
   Distribution fees - Common Class                      255,150         166,007         212,620      (421,126)(f)        212,651
   Distribution fees - Advisor Class                          --              --          11,281            --             11,281
   Transfer agent                                        538,286         239,506         343,460      (315,627)(g)        805,625
   Custodian                                              30,117           6,362          31,355        27,490(h)          95,324
   Administrative and accounting fees                    126,952         115,722         161,458        (6,491)(i)        397,641
   Registration fees                                      73,441          66,668         110,492      (140,109)(j)        110,492
   Interest                                                  905           6,663           3,082        (7,568)(j)          3,082
   Legal                                                  36,453          58,967          32,163       (95,420)(j)         32,163
   Directors'/Trustees' fees                              22,950          22,691          17,592       (45,641)(j)         17,592
   Audit                                                  16,879          21,949          21,807       (38,828)(j)         21,807
   Printing                                              137,562         127,051         101,441      (264,613)(j)        101,441
   Insurance expense                                      12,299           6,103           7,078       (18,402)(j)          7,078
   Miscellaneous                                            (951)          6,868           7,266        (5,917)(j)          7,266
                                                    ------------    ------------    ------------    ----------       ------------
                                                       2,276,108       1,508,819       2,158,594      (488,391)         5,455,130

   Less: Expenses waived and reimbursed by CSAM         (582,330)       (452,446)       (705,801)      525,881(k)      (1,214,696)
   Less: Expenses offset by Transfer Agent                  (740)           (272)             --         1,012(l)              --
                                                    ------------    ------------    ------------    ----------       ------------

     Net Expenses                                      1,693,038       1,056,101       1,452,793        38,501          4,240,433
                                                    ------------    ------------    ------------    ----------       ------------

Net Investment Loss                                     (932,157)       (867,631)     (1,129,433)      (38,501)        (2,967,722)
                                                    ------------    ------------    ------------    ----------       ------------

Net Realized and Unrealized Gain/(Loss) from
  Investments:
   Net realized gain/(loss) from investments         (72,190,276)      3,850,663     (17,234,000)           --        (85,573,613)
   Net realized loss from foreign currency
     transactions                                        (77,795)          1,454         (33,501)           --           (109,920)
   Net change in unrealized appreciation/
     (depreciation) from investments                  33,646,556     (17,820,884)     (1,284,783)           --         14,540,889
   Net change in unrealized appreciation/
     (depreciation) from foreign currency
     translations                                            123             110          10,165            --             10,389
                                                    ------------    ------------    ------------    ----------       ------------
     Net realized and unrealized loss from
       investments                                   (38,621,392)    (13,968,657)    (18,542,206)           --        (71,132,255)
                                                    ------------    ------------    ------------    ----------       ------------
     Net decrease in net assets resulting from
       operations                                    (39,553,549)    (14,836,288)    (19,671,639)      (38,501)       (74,099,977)
                                                    ============    ============    ============    ==========       ============

                  See Pro Forma notes to financial statements.

Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

1.    Basis of Combination

      The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Health Sciences Fund (" Global Health Sciences") into the Credit Suisse Global Post-Venture Capital Fund (" Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Health Sciences to Global Post-Venture Capital and the subsequent liquidation of Global Health Sciences. The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Health Sciences has the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

      The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

      Global Health Sciences and Global Post-Venture Capital are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

      The Pro Forma adjustments below reflect the impact of the merger between Global Health Sciences and Global Post-Venture Capital.

(a)   Elimination of Prepaid expenses from Global Health Sciences.

(b) Redemption of Class A and Common Class fund shares from acquired fund and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Dee to reflect the Global Post-Venture Capital fee schedule.

(d)   To increase 12B-1 fees in Class A shares due to additional assets.

(e)   To adjust 12B-1 fees for Class C shares.

(f)   To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)   Adjustment to decrease co-administration fee based upon combined assets.

Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)   Adjustment to decrease CSAM waiver.

(l)   Assumes elimination of transfer agent credits.

2.    Summary of Significant Accounting Policies

      Following is a summary of significant accounting policies, which are consistently followed by Global Health / Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

      Security Valuation - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

      Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

      Security Transactions and Investment Income -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

      Foreign Currency Transactions - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and

Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

      Federal Income Taxes - Global Health Sciences / Global Post Venture Capital intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

      Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Credit Suisse Global Technology Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

1.    Basis of Combination

      The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Technology Fund (" Global Technology") into the Credit Suisse Global Post-Venture Capital Fund (" Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Technology to Global Post-Venture Capital and the subsequent liquidation of Global Technology The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Technology has the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

      The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

      Global Technology and Global Post-Venture Capital are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

      The Pro Forma adjustments below reflect the impact of the merger between Global Technology and Global Post-Venture Capital.

(a)   Elimination of Prepaid expenses from Global Technology.

(b) Redemption of Class A and Common Class fund shares from acquired fund and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Fee to reflect the Global Post-Venture Capital fee schedule.

(d)   To increase 12B-1 fees in Class A shares due to additional assets.

(e)   To adjust 12B-1 fees for Class C shares.

(f)   To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)   Adjustment to increase co-administration fee based upon combined assets.

Credit Suisse Global Technology Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)   Adjustment to decrease CSAM waiver.

(l)   Assumes elimination of transfer agent credits.

2.    Summary of Significant Accounting Policies

      Following is a summary of significant accounting policies, which are consistently followed by Global Technology / Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

      Security Valuation - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

      Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

      Security Transactions and Investment Income -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

      Foreign Currency Transactions - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and

Credit Suisse Global Technology Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

      Federal Income Taxes - Global Technology / Global Post Venture Capital intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

      Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Credit Suisse Global Health Sciences
Credit Suisse Global Technology Fund
Credit Suisse Global Post-Venture Capital Fund
Notes to Pro Forma Financial Statements
October 31, 2002 (unaudited)

1.    Basis of Combination

      The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statements of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Technology Fund ("Global Technology") and the Credit Suisse Global Health Sciences Fund ("Global Health Sciences") into the Credit Suisse Global Post-Venture Capital Fund ("Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Technology and Global Health Sciences to Global Post-Venture Capital and the subsequent liquidation of Global Technology and Global Health Sciences. The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Technology and Global Health Sciences have the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

      The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

      Global Technology, Global Health Sciences, and Global Post-Venture Capital are each, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

      The Pro Forma adjustments below reflect the impact of the merger between Global Technology, Global Health Sciences, and Global Post-Venture Capital.

(a) Elimination of Prepaid expenses from Global Technology and Global Health Sciences.

(b) Redemption of Class A and Common Class fund shares from acquired funds and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Fee to reflect the Global Post-Venture Capital fee schedule.

(d)   To increase 12B-1 fees in Class A shares due to additional assets.

(e)   To adjust 12B-1 fees for Class C shares.

(f)   To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)   Adjustment to increase co-administration fee based upon combined assets.

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)   Adjustment to decrease CSAM waiver.

(l)   Assumes elimination of transfer agent credits.

2.    Summary of Significant Accounting Policies

      Following is a summary of significant accounting policies, which are consistently followed by Global Health Sciences, Global Technology and Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

      Security Valuation - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

      Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

      Security Transactions and Investment Income -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

      Foreign Currency Transactions - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

      Federal Income Taxes - Global Technology, Global Health Sciences, and Global Post Venture Capital intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

      Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

          THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND
                            DATED FEBRUARY 28, 2003.

         THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
        GLOBAL HEALTH SCIENCES FUND DATED DECEMBER 11, 2002 (AS REVISED
                              DECEMBER 16, 2002).

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                 GLOBAL TECHNOLOGY FUND DATED JANUARY 1, 2003.

                 THE ANNUAL REPORT OF THE ACQUIRING FUND FOR THE
                          YEAR ENDED DECEMBER 31, 2002.

            THE ANNUAL REPORT OF THE GLOBAL HEALTH SCIENCES FUND FOR
                         THE YEAR ENDED AUGUST 31, 2002.

                         THE ANNUAL REPORT OF THE GLOBAL
                       TECHNOLOGY FUND FOR THE YEAR ENDED
                                AUGUST 31, 2002.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. Registrant and officers and directors of Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on February 21, 1997.

Item 16. Exhibits

Exhibit No.      Description of Exhibit

(1)(a)           Articles of Incorporation dated July 16, 1996.1

(1)(b)           Articles Supplementary dated November 12, 1996.1

(1)(c)           Articles of Amendment dated November 12, 1996. 2

(1)(d)           Articles of Amendment dated February 27, 2001. 3

(1)(e)           Articles Supplementary dated May 25, 2001. 4

(1)(f)           Articles of Amendment dated October 17, 2001. 4

(2)(a)           By-Laws as adopted July 22, 1996.1

(2)(b)           Amendment to By-Laws dated February 6, 1998. 5

(2)(c)           Amended By-Laws dated February 5, 2001. 6

(2)(d)           Amendment to By-Laws dated March 26, 2001. 3

----------------------------------

1 Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on July 19, 1996 (Securities Act file No. 333-08459).

2 Incorporated by reference to Post-Effective No. 1 to Registrant's Registration Statement on Form N-1A, filed on February 21, 1997.

3 Incorporated by reference to Post-Effective No. 8 to Registrant's Registration Statement on Form N-1A, filed on April 30 , 2001.

4 Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on February 11, 2002 (Securities Act File No. 33-08459).

5 Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on February 23, 1998.

6 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

Exhibit No.      Description of Exhibit

(2)(e)           Amendment to By-Laws dated December 12, 2001. 4

(2)(f)           Amendment to By-Laws dated February 12, 2002.

(3)              Not applicable.

(4)              Form of the Plans of Reorganization (included as
                 Exhibit A-1 and A-2 to Registrant's
                 Prospectus/Proxy Statement contained in Part A of this Registration Statement.

(5)              Forms of Stock Certificates. 1

(6)(a)           Investment Advisory Agreement dated July 6, 1999.

(6)(b) Sub-Investment Advisory Agreement with Abbott Capital Management, L.L.C. dated July 6, 1999.

(6)(c) Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited ("CSAM U.K.") dated May 1, 2002.

(6)(d) Amendment to CSAM U.K. Sub-Investment Advisory Agreement dated July 22, 2002.

(6)(e) Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited ("CSAM Japan") dated May 1, 2002.

(6)(f) Amendment to CSAM Japan Sub-Investment Advisory Agreement dated July 22, 2002.


(6)(g) Sub-Investment Advisory Agreement with Credit Suisse Asset Management (Australia) Limited ("CSAM Australia") dated October 9, 2002.

(7)              Not applicable

(8)              Not applicable.

(9)(a) Custodian Agreement with State Street Bank & Trust Company ("State Street") dated October 20, 2000. 8

(9)(b)           Amendment to Custodian Agreement with State Street dated
                 April 26,  2001. 9

(9)(c)           Amended to Custodian Agreement with State Street dated
                 May 16, 2001.9

(9)(d) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 9

-------------------------------

8 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

9 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

Exhibit No.      Description of Exhibit

(10)(a) Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI") dated August 1, 2000. 7

(10)(b)          Amendment to Distribution Agreement with CSAMSI dated
                 April 26, 2001.

(10(c) Shareholder Servicing and Distribution Plan for Common Class Shares dated November 16, 2000.

(10)(d)          Distribution Plan for Advisor Class Shares dated November
                 16, 2000.

(11) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund, with respect to the validity of the shares.*

(12) Opinion of Willkie Farr & Gallagher with respect to tax matters. *

(13)(a) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated February 1, 2001.

(13)(b) Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated December 31, 2002.

(13)(c)          Co-Administration Agreement with CSAMSI dated November 1, 1999.

(13)(d)          Co-Administration Agreement with State Street dated
                 March 18, 2002. 10

(14)             Consent of PricewaterhouseCoopers LLP, Independent Accountants.

(15)             Not applicable

(16) Powers of Attorney (included on signature page to this Registration Statement).

(17)(a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(17)(b) Prospectuses and Statement of Additional Information of the Registrant, dated February 28, 2003 are incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on February 28, 2003.

(17)(c) Prospectuses and Statement of Additional Information of the Credit Suisse Health Sciences Fund, Inc. dated December 11, 2002 (as revised December 16, 2002) are incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on December 16, 2002.

-------------------------------

7 Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

10 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

*    To be filed by amendment.

Exhibit No.     Description of Exhibit

(17)(d) Prospectuses and Statement of Additional Information of the Credit Suisse Global Technology Fund, Inc., each dated January 1, 2003 are incorporated by reference to Registration Statement on Form N-1A, filed on December 13, 2002.

(17)(e) Annual Report of the Registrant, dated October 31, 2002 is incorporated herein by reference.

(17)(f) Annual Report of the Credit Suisse Global Health Sciences Fund, Inc. dated August 31, 2002 is incorporated herein by reference.

(17)(g)         Annual Report of the Credit Suisse Global Technology Fund,
                Inc., dated August 31, 2002 is incorporated herein by reference.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 4th day of March, 2003.

                            Credit Suisse Global Post-Venture Capital Fund, Inc.

                                 By: /s/ Laurence R. Smith
                                     ------------------------------------------
                                     Laurence R. Smith
                                     Chairman (Chief Executive Officer)

                                POWER OF ATTORNEY

     Each person whose signature appears below, hereby makes, constitutes and appoints each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of the Credit Suisse Global Post-Venture Capital Fund, Inc., this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                      TITLE                              DATE
---------                      -----                              ----
/s/ Laurence R. Smith          Chairman (Chief Executive          March 4, 2003
------------------------       Officer)
Laurence R. Smith

/s/ Michael A. Pignataro       Treasurer and Chief Financial      March 4, 2003
------------------------       Officer
Michael A. Pignataro

/s/ Richard H. Francis         Director                           March 4, 2003
------------------------
Richard H. Francis

/s/ Jack W. Fritz              Director                           March 4, 2003
------------------------
Jack W. Fritz

/s/ Jeffrey E. Garten          Director                           March 4, 2003
------------------------
Jeffrey E. Garten

/s/ Peter F. Krogh             Director                           March 4, 2003
------------------------
Peter F. Krogh

/s/ James S. Pasman, Jr.       Director                           March 4, 2003
------------------------
James S. Pasman, Jr.
/s/ William W. Priest          Director                           March 4, 2003
-------------------------

William W. Priest

/s/ Steven N. Rappaport        Director                           March 4, 2003
-----------------------
Steven N. Rappaport

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2003 AT [1:00] P.M.

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Health Sciences Fund, Inc. and the Credit Suisse Global Technology Fund, Inc. (collectively, the "Funds"), as to which I am entitled to vote, as shown on the reverse side, at a Joint Special Meeting of the Shareholders of the Fund to be held on Thursday, May 22, 2003, at [1:00] p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March ___, 2003. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Funds. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
------------------------------            --------------------------------

------------------------------            --------------------------------

------------------------------            --------------------------------

------------------------------            --------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------
 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
--------------------------------------------------
              VOTE THIS CARD TODAY
         By mail; phone (1-800-_______);
              fax (212-_______); or
       ONLINE AT WWW.CREDITSUISSEFUNDS.COM
           (CLICK ON THE PROXY BUTTON)




THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A
VOTE FOR THE PROPOSALS

                               For Against  Abstain
                               [ ] [ ]      [ ]
1. To approve an agreement
   and Plan of Reorganization (the "Plan") providing that (i) Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund"), would transfer all of its assets in exchange for shares of the Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), and the assumption by the Acquiring Fund of the Global Health Sciences Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Health Sciences Fund in liquidation of the Global Health Sciences Fund, and (iii) the Global Health Sciences Fund would subsequently be dissolved.

                               For All     Withheld    For all
                               Nominees                Except
                               [ ]         [ ]         [ ]

2. To elect Directors of the Global Health
   Sciences Fund:


 R.H. Francis        J.W. Fritz        J.E. Garten
 -------------------------------------------------
 P.F. Krogh          J.D. Gallagher   W.W. Priest
 --------------------------------------------------
 S.N. Rappaport      J.S. Pasman
 --------------------------------------------------

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).




3. To modify and/or eliminate certain Global Health Sciences
   Fund investment restrictions on:

   4a. Borrowing                     4d.  Margin Transactions
   --------------                     ------------------------
   4b. Securities Lending            4e.  Oil, Gas or Mineral
   ----------------------             ------------------------
   4c. Real Estate                        Exploration or Development
   ----------------                       Programs
                                          --------

                                     For All   Against All    Abstain All
                                      [ ]       [ ]            [ ]


If you wish to vote against or abstain from a particular
item in Item 3 applicable to the Global Health Sciences
Fund, mark this box and write the number of the item on the line above and indicate a "Vote Against" or an "Abstention".

                                     For All Except As Marked
                                       [ ]

4. To change the investment objective of the Global Health
   Sciences Fund from fundamental to non-fundamental.

                                     For  Against   Abstain
                                     [ ]  [ ]       [ ]



Please  be sure to sign  and  date  this     DATE
Proxy.
----------------------------------------


Mark box at right if an address change
or comment has been noted on the reverse    [ ]
side of this card.


-----------------------------------------
Shareholder sign here   Co-owner sign here        RECORD DATE SHARES:

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

-------------------------------------------------
   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
--------------------------------------------------
              VOTE THIS CARD TODAY
         By mail; phone (1-800-_______);
              fax (212-_______); or
       ONLINE AT WWW.CREDITSUISSEFUNDS.COM
           (CLICK ON THE PROXY BUTTON)


 THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A
 VOTE FOR THE PROPOSALS

                                                   For Against  Abstain
                                                   [ ] [ ]      [ ]

1. To approve an agreement and Plan of Reorganization (the "Plan") providing that (i) Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund") would transfer all of its assets in exchange for shares of the Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), and the assumption by the Acquiring Fund of the Global Technology Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Technology Fund in liquidation of the Global Technology Fund, and (iii) the Global Technology Fund would subsequently be dissolved.

                                                    For All    Withheld  For
                                                    Nominees             Except
                                                    [ ]        [ ]       [ ]
2.  To elect Directors of the International Fund:

R.H. Francis        J.W. Fritz      J.E. Garten
--------------------------------------------------
P.F. Krogh          J.D. Gallagher  W.W. Priest
--------------------------------------------------
S.N. Rappaport      J.S. Pasman
--------------------------------------------------

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).


                                                    For  Against   Abstain
                                                    [ ]  [ ]       [ ]
3(a). To approve or disapprove a new investment advisory agreement for the Global Technology Fund.

                                                   For   Against   Abstain
                                                   [ ]   [ ]       [ ]
3(c).  To approve or disapprove fees paid or
       payable to the Adviser.


4. To modify and/or eliminate certain Global Technology Fund investment restrictions on:

CONTROL NUMBER:  4a. Borrowing
                 -------------
                 4b. Securities Lending
                 ----------------------
                 4c.  Real Estate
                 ----------------
                                         For All   Against All  Abstain All
                                          [ ]       [ ]          [ ]

If you wish to vote against or abstain from a particular item in
Item 4 applicable to the Global Technology Fund, mark this box and write the number of the item on the line above and indicate a "Vote Against" or an "Abstention".
                                                       For All Except As Marked
                                                                  [ ]

5. To change the investment objective of the
Global Technology Fund from fundamental
to non-fundamental.                       For  Against   Abstain
                                          [ ]  [ ]       [ ]



Please  be sure to sign  and  date  this  DATE
Proxy.
----------------------------------------- ------------

Mark box at right if an address change
or comment has been noted on the reverse [ ] side of this card.

-------------------------------------------
Shareholder sign here   Co-owner sign here          RECORD DATE SHARES: